As filed with the Securities and Exchange Commission on April 30, 2012

Registration No. 333-162245

811-04113

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 4

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 195

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly, The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Copy to:

38500 Woodward Avenue Bloomfield Hills, Michigan 48304	Thomas J. Loftus, Esquire John Hancock Life Insurance Company (U.S.A.) 601 Congress Street Boston, MA 02210-2805
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 30, 2012 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Venture® 4 Variable Annuity Prospectus

April 30, 2012

This Prospectus describes interests in VENTURE® 4 flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture® 4 Variable Annuity Contract for the name of your issuing Company. Effective October 7, 2011, the Contracts are no longer offered for sale.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios of John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC (“JHIMS LLC”) is the investment adviser to the John Hancock Variable Insurance Trust. We show the Portfolio’s subadviser in bold above the names of the Portfolios:

Declaration Management & Research LLC	John Hancock Asset Management &
Total Bond Market Trust A	John Hancock Asset Management (North America)[1]
John Hancock Asset Management[1]	Core Fundamental Holdings Trust
Ultra Short Term Bond Trust	Core Global Diversification Trust
John Hancock Asset Management (North America)[1]	Core Strategy Trust
Money Market Trust	Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust[2]
Lifestyle Moderate Trust

[1]	John Hancock Asset Management (North America) is a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management is a division of Manulife Asset Management (US) LLC.
[2]	Successor to Core Allocation Trust, Core Balanced Trust and Core Disciplined Diversification Trust.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center	Mailing Address	John Hancock Annuities Service Center	Mailing Address
27 DryDock Avenue, Suite 3	P.O. Box 55444	27 DryDock Avenue, Suite 3	P.O. Box 55445
Boston, MA 02210-2382	Boston, MA 02205-5444	Boston, MA 02210-2382	Boston, MA 02205-5445
(800) 344-1029	www.jhannuities.com	(800) 551-2078	www.jhannuitiesnewyork.com

0412:70309	Venture® 4 2012

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I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See “VI. Optional Benefits – Rider Fees.”

Age 65 Contract Anniversary: The Contract Anniversary on, or next following, the date the Owner turns age 65.

Age 95 Contract Anniversary: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person turns age 95 (for Income Plus For Life – Joint Life 1.11, the older Covered Person).

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See “VI. Optional Benefits – Annual Step-Up Death Benefit.”

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Annuities Service Center: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at the street address of the Annuities Service Center, 27 DryDock Avenue, Suite 3, Boston, MA 02210-2382.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date and, for John Hancock New York Contracts, at least one year after the Contract Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine a guaranteed amount under the Rider. Please refer to “VI. Optional Benefits” for more details.

Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under a guaranteed minimum withdrawal benefit Rider.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Commuted Value: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See “Full Surrenders During the Pay-out Period” in “V. Description of the Contract—Pay-Out Period Provisions.”

Company: John Hancock USA or John Hancock New York, as applicable.

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Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

Contract: The Variable Annuity contract offered by this Prospectus.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date the Contract was issued or any anniversary of that date.

Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to “VI. Optional Benefits” for more details.

Credit: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. The Credit may also be referred to as the “Bonus” or “Target Amount” in the Rider you purchased. Please refer to “VI. Optional Benefits” for more details.

Credit Period: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a period of time we use to measure the availability of Credits. Credit Periods may be referred to as “Bonus Periods” or the periods ending on a “Target Date” in the Rider you purchase. Please refer to “VI. Optional Benefits” for more details.

Credit Rate: The rate we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider.

Excess Withdrawal: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider and which, during periods of declining investment performance and thereafter, may cause substantial reductions to or the loss of guaranteed minimum withdrawal benefits. Please refer to “VI. Optional Benefits” for more details.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Income Plus For Life 1.11 Series Riders: Both Income Plus For Life 1.11 Riders – i.e., Income Plus For Life 1.11 and Income Plus For Life – Joint Life 1.11.

Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). Please refer to “VI. Optional Benefits” for more details.

Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the Lifetime Income Amount. Please refer to “VI. Optional Benefits” for more details.

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Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to “VI. Optional Benefits” for more details.

Step-Up: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base. Please refer to “VI. Optional Benefits” for more details.

Step-Up Date: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under the Contract. “Variable” means amounts in the Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under “Death Benefit During Accumulation Period.”

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. A Contract purchased for any Qualified Plan does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the plan. Consequently, you should have purchased a Contract for a Qualified Plan only on the basis of other benefits offered by the Contract. These benefits may include lifetime income payments and protection through living and death benefits.

You may have elected to purchase additional benefit options when you purchased a Contract. The Contract offers an optional death benefit called the “Annual Step-Up Death Benefit” and optional guaranteed minimum withdrawal benefits called the “Income Plus For Life 1.11 Series Riders,” each for an additional fee. We provide more information about these benefits under “VI. Optional Benefits.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

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How can I invest money in the Contract?

We use the term Purchase Payment to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments.

Minimum Initial Purchase Payment	Minimum Additional Purchase Payment
$10,000	$30

Generally, you may make Additional Purchase Payments at any time, subject to the following limits. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a guaranteed minimum withdrawal benefit Rider. See “Restrictions on Additional Purchase Payments” in “VI. Optional Benefits.”

What charges do I pay under the Contract?

Contracts with Contract Value under $99,000 have an annual Contract fee of $30. Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under an Income Plus For Life 1.11 Series Rider), or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options under the Contract.

Variable Investment Options. You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

•

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

•

Although the Portfolio may invest directly in securities or indirectly, through other underlying funds, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Purchase Payments at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in “V. Description of the Contract – Transfers Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During the Pay-out Period.”

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The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $1,000, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (see “VII. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with an Income Plus For Life 1.11 Series Rider may affect the benefits under the Rider (see “VI. Optional Benefits”). A withdrawal also may be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders were available under the Contract?

For the additional charge shown in the Fee Tables, you may have purchased a Rider offering optional benefits. The availability of the Riders may vary by state.

Income Plus For Life 1.11 Series Riders

The Income Plus For Life 1.11 Series Riders (or “IPFL 1.11 Series Riders”) are optional guaranteed minimum withdrawal benefit Riders. The Riders contain our guarantee that you will be able to make withdrawals of a Lifetime Income Amount, regardless of your Contract’s investment performance. We describe the Riders’ terms in more detail in “VI. Optional Benefits.”

Availability. You may have elected to purchase an IPFL 1.11 Series Riders if it was available in your state and through your financial advisor’s authorized distributor. The IPFL 1.11 Series Riders were not available if you inherited a Contract issued as an IRA (see “VI. Optional Benefits – Availability of Guaranteed Minimum Withdrawal Benefit Riders”). You (or the applicable “Covered Person”) must have been under age 81 to purchase the Rider. If we issued your Contract with an IPFL 1.11 Series Rider, you cannot terminate the Rider or exchange it for another Rider while your Contract is in effect.

Rider Benefit. We designed the IPFL 1.11 Series Riders to make a Lifetime Income Amount available for annual withdrawals starting on a “Lifetime Income Date.” If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available for as long as you live, even if your Contract Value reduces to zero. You may elect to receive the Lifetime Income Amount automatically under our Income Made Easy program. We will pay the Lifetime Income Amount automatically during the Rider’s “Settlement Phase,” which begins when your Contract Value reduces to zero and you satisfy the conditions described in the Rider.

Excess Withdrawals. Under the IPFL 1.11 Series Riders, you choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if:

•	you make a withdrawal before the Lifetime Income Date, or

•	your annual Withdrawal Amounts exceed the Lifetime Income Amount in any year after the Lifetime Income Date.

You could lose benefits if your annual Withdrawal Amounts exceed the limits specified in the IPFL 1.11 Series Riders. We reduce the Lifetime Income Amount if you take any withdrawals before the applicable Lifetime Income Date. You will lose the Lifetime Income Amount if your Withdrawal Amounts before the applicable Lifetime Income Date deplete your Contract Value and any remaining Benefit Base to zero (see “VI. Optional Benefits – Features of IPFL 1.11 Series Riders”).

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Benefit Base. We use a Benefit Base to determine the Lifetime Income Amount. You cannot request a withdrawal of the Benefit Base, and it will usually differ from the Contract Value. The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base ($5 million). If you choose not to make any withdrawals at all during certain Contract Years, we will increase the Benefit Base by a Credit. We also may increase or “step up” the Benefit Base on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee by making Additional Purchase Payments that we accept, but we impose special limits on Additional Purchase Payments under Contracts issued with an IPFL 1.11 Series Rider.

If you elected to purchase an IPFL 1.11 Series Rider, you may invest your Contract Value only in the Investment Options we make available for that Rider. We also reserve the right to impose additional restrictions on Investment Options at any time. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with an Income Plus For Life 1.11 Series Rider in “VI. Optional Benefits.”)

Annual Step-Up Death Benefit Rider

You may have elected to purchase the optional Annual Step-Up Death Benefit Rider, if available in your state, whether or not you purchased a GMWB Rider. Under the Annual Step-Up Death Benefit Rider, we guarantee a minimum death benefit up to the earlier of the Annuity Commencement Date or the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved up to the Contract Anniversary after you (or any Co-Owner) have turned age 75 (or upon your death or a Co-Owner’s death, if earlier. The Annual Step-Up Death Benefit is available only at Contract issue and cannot be revoked once elected. You could not purchase the Annual Step-Up Death Benefit Rider, however, if you (or any co-Owner) were age 75 or older, or if your Contract was an IRA that you inherited from someone else (unless you were the spouse of the decedent and owned the IRA in your own name).

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);

•	payment of any death benefit proceeds;

•	periodic payments under one of our annuity payment options;

•	certain ownership changes; and

•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the nature of any Qualified Plan for which the Contract is being used; and

•	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax-deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any tax-deferral benefits in addition to those provided by the Qualified Plan. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. We provide additional information on taxes in “VIII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

Can I return my Contract?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you receive a refund equal to the Contract Value on the date of cancellation, which may be increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an IRA, you receive a refund of any Purchase Payments you made, if that amount is higher. The date of cancellation is the date we receive the Contract or acceptable written notification.

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Will I receive a Transaction Confirmation?

We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture® 4 Contract. These fees and expenses are more completely described in this Prospectus under “VII. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

John Hancock USA

John Hancock New York

Withdrawal Charge[2]
(as percentage of Purchase Payments)
First Year	6%
Second Year	5%
Third Year	4%
Fourth Year	3%
Fifth Year and Thereafter	0%

Transfer Fee[3]
Maximum Fee	$25
Current Fee	$0

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VII. Charges and Deductions – Premium Taxes”).
[2]	This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment.
[3]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses other than Portfolio Expenses

John Hancock USA

John Hancock New York

Annual Contract Fee[1]	$30

Annual Separate Account Expenses[2]
(as a percentage of average Contract Value)
Mortality and Expense Risks Fee[3]	1.50%
Administration Fee (asset based)	0.15%

Total Annual Separate Account Expenses[2]	1.65%
(With No Optional Riders Reflected)
Optional Benefits
Fees deducted from Separate Account
Annual Step-Up Death Benefit Fee	0.20%

Total Annual Separate Account Expenses[4]	1.85%

[1]	The $30 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $99,000.
[2]	A daily charge reflected as a percentage of the Variable Investment Options.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4]	Amount shown includes the Mortality and Expense Risks Fee, Administration Fee as well as the optional Annual Step-Up Death Benefit Fee, as applicable.

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Other Account Fees deducted from Contract Value

Optional Guaranteed Minimum Withdrawal Benefit Riders

(You may select only one of the following. We deduct the fee on an annual basis from Contract Value.)

	Income Plus For Life 1.11[1]	Income Plus For Life – Joint Life 1.11[2]	Income Plus For Life 5.09[1,3]	Income Plus For Life – Joint Life 5.09[2,3]
Maximum Fee	1.20%	1.20%	1.20%	1.20%
Current Fee	1.00%	1.00%	0.90%	0.90%

[1]

The current charge for the Income Plus For Life 1.11 Rider is 1.00% of the Adjusted Benefit Base. The current charge for the Income Plus For Life 5.09 Rider is 0.90% of the Adjusted Benefit Base We reserve the right to increase either charge up to a maximum charge of 1.20 % if the Benefit Base is stepped up to equal the Contract Value.

[2]

The current charge for the Income Plus For Life – Joint Life 1.11 Rider is 1.00% of the Adjusted Benefit Base. The current charge for the Income Plus For Life – Joint Life 5.09 Rider is 0.90% of the Adjusted Benefit Base. We reserve the right to increase either charge to a maximum charge of 1.20 % if the Benefit Base is stepped up to equal the Contract Value.

[3]	Only available on Contracts purchased prior to January 1, 2011.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees and other expenses	0.74%	1.11%

Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

Example 1: Maximum Portfolio operating expenses – Contract with optional benefit Riders

The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA & John Hancock New York Contract with Income Plus For Life 1.11 and Annual Step-Up Death Benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$980	$1,680	$2,218	$4,619
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$428	$1,307	$2,218	$4,619

Example 2: Minimum Portfolio operating expenses – Contract with no optional benefit Riders

The next example assumes that you invest $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA & John Hancock New York Contract with no optional benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$800	$1,144	$1,288	$2,744
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$245	$754	$1,288	$2,744

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The following tables describe the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2011, except as stated below in the notes that follow the tables. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the tables.

The Portfolios available may be restricted if you purchased an Income Plus For Life 1.11 Series Rider (see “VI. Optional Benefits”).

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
Core Fundamental Holdings
Series II	0.05%	0.55%	0.04%	0.41%	1.05%	0.01% [2]	1.06%
Core Global Diversification
Series II	0.05%	0.55%	0.04%	0.47%	1.11%	0.00%	1.11%
Core Strategy
Series II	0.05%	0.25%	0.02%	0.49%	0.81%	0.00%	0.81%
Lifestyle Balanced
Series II	0.04%	0.25%	0.02%	0.69%	1.00%	0.00%	1.00%
Lifestyle Conservative
Series II	0.04%	0.25%	0.02%	0.65%	0.96%	0.00%	0.96%
Lifestyle Growth
Series II	0.04%	0.25%	0.02%	0.70%	1.01%	0.00%	1.01%
Lifestyle Moderate
Series II	0.04%	0.25%	0.02%	0.67%	0.98%	0.00%	0.98%
Money Market
Series II	0.47%	0.25%	0.03%	—	0.75%	0.00%	0.75%
Total Bond Market A
Series II	0.47%	0.25%	0.02%	—	0.74%	0.00%	0.74%
Ultra Short Term Bond
Series II	0.55%	0.25%	0.09%	—	0.89%	0.00%	0.89%

[1]

“Acquired Portfolio Fees and Expenses” are based on the indirect net expenses associated with the Portfolio’s investment in underlying portfolios and are included in “Total Annual Operating Expenses.” The Total Annual Operating Expenses shown may not correlate to the Portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

[2]

The Adviser has contractually limited other Portfolio level expenses to 0.05%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the

Portfolios

The Companies

We are subsidiaries of Manulife Financial Corporation.	Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.
John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as any Fixed Investment Option, the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

We use our Separate Accounts to support the Variable Investment Options you choose.	You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.
For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For

Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

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We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

In selecting the Portfolios that will be available as Investment Options under the Contract or its optional benefit Riders, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract and its optional benefit Riders. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts and optional benefit Riders. The requirements we impose may increase a Portfolio’s transaction costs or otherwise affect both the performance and the availability of Investment Options under the Contract and optional benefit Riders.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or if in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2011, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the

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Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds

Each of the John Hancock Variable Insurance Trust’s Core Fundamental Holdings, Core Global Diversification, Core Strategy, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts (“JHVIT Funds of Funds) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of these JHVIT Funds of Funds contains a description of the underlying Portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.

The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these JHVIT Funds of Funds in other funds on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a JHVIT Fund of Funds. In addition, the ten largest holdings of each fund will be posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus, without charge, by contacting us at the Annuities Service Center shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

Declaration Management & Research LLC
Total Bond Market Trust A	Seeks to track the performance of the Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Ultra Short Term Bond Trust

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this Investment Option.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Money Market Trust	Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this Investment Option. For example, the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and

John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited

Core Fundamental Holdings Trust	Seeks long-term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in Portfolios of the American Funds Insurance Series. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

Core Global Diversification Trust	Seeks long-term growth of capital. To do this, the Portfolio invests a significant portion of its assets, directly or indirectly through underlying Portfolios, in securities that are located outside the U.S. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

Core Strategy Trust	Seeks long-term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and Portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and Portfolios which invest primarily in fixed-income securities. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

Lifestyle Balanced Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio is a fund of funds and invests approximately 50% of its assets in Portfolios that invest primarily in equity securities, and approximately 50% in Portfolios which invest primarily in fixed-income securities.

Lifestyle Conservative Trust	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio is a fund of funds and invests approximately 80% of its assets in Portfolios which invest primarily in fixed-income securities, and approximately 20% in Portfolios which invest primarily in equity securities.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and

John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited (Cont.)

Lifestyle Growth Trust (successor to Core Allocation Trust, Core Balanced Trust and Core Disciplined Diversification Trust)	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio is a fund of funds and invests approximately 70% of its assets in Portfolios which invest primarily in equity securities, and approximately 30% of its assets in Portfolios which invest primarily in fixed-income securities.

Lifestyle Moderate Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio is a fund of funds and invests approximately 60% of its assets in Portfolios which invest primarily in fixed-income securities, and approximately 40% of its assets in Portfolios which invest primarily in equity securities.

Voting Interest

You instruct us how to vote Portfolio shares.	We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligible Plans

The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), and state and local government deferred compensation plans (see Appendix B: “Qualified Plan Types,” or you may request a copy of the SAI). We also designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), and other individually owned nonqualified contracts, as may be eligible under applicable law.

If you purchased a Contract for use in connection with a Qualified Plan, you should know, in evaluating the suitability of the Contract, that:

•

the Contract was not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth Account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split;

•

any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges; and

•	the Contract was not designed to fund a commingled account for multiple participants in a Qualified Plan.

Eligibility Restrictions – Section 403(b) Plans. We currently are not offering this Contract for use in a new retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”). For information regarding Contracts issued for use in existing Section 403(b) Plans, please see Appendix B: “Qualified Plan Types,” or you may request a copy of the Statement of Additional Information from the Annuities Service Center.

Please see “VIII. Federal Tax Matters – Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Accumulation Period Provisions

We may impose restrictions on your ability to make initial and Additional Purchase Payments.

Purchase Payments

You may make Purchase Payments to us at our Annuities Service Center at any time. The minimum initial Purchase Payment is $10,000. Additional Purchase Payments must be at least $30. All Purchase Payments must be in U.S. dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the payment. There may be additional restrictions on Purchase Payments if you purchase a guaranteed minimum withdrawal benefit Rider. See “VI. Optional Benefits – Restrictions on Additional Purchase Payments.”

For the year that you become age 70 1/2 and for any subsequent years, if we issued your Contract in connection with an IRA, we will accept only a Purchase Payment intended to qualify as a “rollover contribution.” For information regarding additional restrictions on Purchase Payments for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), you may request a copy of the SAI from the Annuities Service Center.

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

•

You purchased your Contract through an exchange under section 1035 of the Code or a Qualified Plan transfer from an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such section 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.

•	You purchased more than one new Contract and such Contracts could not be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000.

•	You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000.

•

You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or non-qualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

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If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

•	the Contract Value at the end of such two-year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VIII. Federal Tax Matters”).

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center. We will promptly return any Purchase Payment not in Good Order.

We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share’s net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.

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Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option because such activity may expose a variable investment option’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.	To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During the Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Money Market Investment Option even if the Contract Owner reaches the two transfers per month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Money Market Investment Option. If such a transfer to the Money Market Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Money Market Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

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In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

We permit you to make certain types of transactions by telephone or electronically through the Internet.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You can also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing programs.

Special Transfer Services – Dollar Cost Averaging

We administer a Dollar Cost Averaging (“DCA”) program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a DCA Fixed Investment Option we permit for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”) until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if otherwise allowable) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

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Though currently not available, we may make available a DCA Fixed Investment Option in the future. If a DCA Fixed Investment Option were available, you would be able to establish one under the DCA program to make automatic transfers. You would be able to allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elected the DCA Fixed Investment Option, we would credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation. The guaranteed interest rate we use for this purpose may change from time to time.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

You should consult with your financial advisor to assist you in determining whether the DCA program and your DCA Source Investment Option selection are suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

You may withdraw all or a portion of your Contract Value, but you may incur withdrawal charges or tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Contracts issued in connection with Section 403(b) Plans. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we generally treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $1,000 or the remaining withdrawal charge, if greater, we

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generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture® 4 variable annuity Contracts that do not have an IPFL 1.11 Series Rider if the withdrawal is not an Excess Withdrawal. We reserve the right to enforce these restrictions for other Contracts in the future.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of our receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;

•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or

•	the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced. If you determine to divide a Contract with an optional benefit Rider, we process a withdrawal from the existing Contract to purchase a new Contract. We will permit you to continue the existing Rider under the existing Contract, subject to any Rider restrictions on changes of Owner or Annuitant. We will permit the Owner of the new Contract to purchase any optional benefit Rider then available.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VIII. Federal Tax Matters” and the section entitled “Qualified Plan Types” in the SAI).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	if there is no signed application on file with us;

•	you are requesting that we mail the amount withdrawn to an alternate address;

•	you have changed your address within 30 days of the withdrawal or surrender request; or

•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

You may make Systematic “Income Plan” withdrawals.

Special Withdrawal Services – The Income Plan

We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the IP program.

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Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a Contract with an IPFL 1.11 Series Rider. There is no charge for participation in this program. Please read “VI. Optional Benefits – Withdrawals, Distributions and Settlements – Pre-authorized Withdrawals – The Income Made Easy Program,” for more information.

If you die during the Accumulation Period, your Beneficiary will receive a death benefit that could exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

Amount of Death Benefit. The death benefit payable under the Contract will be the greater of:

•    the Contract Value; or

•    the “Guaranteed Minimum Death Benefit,” i.e., the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.

The death benefit is reduced in connection with withdrawals on a pro rata basis by an amount equal to (i) multiplied by (ii) where:

(i)	is equal to the death benefit prior to the withdrawal; and

(ii)	is equal to the amount of the withdrawal divided by the Contract Value prior to the withdrawal.

If you die during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider, however, the death benefit will be the amount, if any, then payable under that Rider. Please read “VI. Optional Benefits” for more information.

Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Distribution of Death Benefit. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see “VIII. Federal Tax Matters” and the section titled “Qualified Plan Types” in the SAI).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

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If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract will continue, subject to the following:

•	The Beneficiary will become the Owner.

•

We will allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.

•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).

•	We will waive withdrawal charges for all future distributions.

•

If the deceased Owner’s Beneficiary is a surviving spouse who falls within the definition of “spouse” under the federal Defense of Marriage Act (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the spouse’s death benefit.

•

If the Beneficiary is not the deceased Owner’s spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

•

Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s spouse. (See “Other Contract Provisions – Spouse” below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Please see “VI. Optional Benefits” for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.

Pay-out Period Provisions

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”).

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You may request a different Maturity Date (including a date later than the Default Maturity Date) at any time, by written request or by telephone at the number listed on page ii of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

•	you are registered on the website and you are under age 98, and

•	your Contract is active, and not owned by a custodian or continued by a surviving spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

We will deny our consent to a later Annuity Commencement Date based upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see “VII. Federal Tax Matters – Qualified Contracts – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

•	a Nonqualified Contract, or

•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.

United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

•	you will no longer be permitted to make any withdrawals under the Contract;

•	you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

•	we may not change the Annuity Option or the form of settlement; and

•	your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive as few as one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

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Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive as few as one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering any of the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years – An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5-, 15- or 20-year period.

Option 4: Lifetime Annuity with Cash Refund – An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years – An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20-year period if both the Annuitant and the co-Annuitant die during the 20-year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity – An annuity with full payments during the joint lifetimes of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years – An annuity with payments for a 10-, 15- or 20-year period and no payments thereafter. You may surrender all or part of your Contract for its ‘Commuted Value’ after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See “Full Surrenders During the Pay-out Period” and “Partial Surrenders During the Pay-out Period” below.)

Additional Annuity Options for Contracts with an IPFL 1.11 Series Rider. We make one or more additional Annuity Options available if you purchase a Contract with one of our IPFL 1.11 Series Riders. If you purchase a Contract with an IPFL 1.11 Series Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are available only for Maturity Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchase a Contract with the IPFL 1.11 Rider. For the IPFL – Joint Life 1.11 Rider, this Annuity Option is available only if one Covered Person (see “VI. Optional Benefits”), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL 1.11 Rider that you purchased with your Contract; or

•	the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity.

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GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchase a Contract with the IPFL – Joint Life 1.11 Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL – Joint Life 1.11 Rider that you purchased with your Contract; or

•	the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity.

Full Surrenders During the Pay-out Period. You may surrender your Contract after the Pay-out Period has begun only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments (“Commuted Value”) of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

•

multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” below for a description of an Annuity Unit);

•	assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

•	calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

Partial Surrenders During the Pay-out Period. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a × {1 – ((b ÷ c) ÷ d)}, where:

a	equals the number of Annuity Units used to determine future payments before the commutation;

b	equals the dollar amount requested to be paid out as part of the commutation;

c	equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

d	equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, c equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 × {1 – (($20,000 ÷ 3412.08) ÷ $12.50)} = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During

Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

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We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” under “V. Description of the Contract”). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.71%.

Some transfers are permitted during the Pay- out Period, but subject to different limitations than during the Accumulation Period.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

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Death Benefit During the Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider. Please read “VI. Optional Benefits” for additional information.

Other Contract Provisions

Right to Review

Contract Owners may cancel the Contract by returning it to our Annuities Service Center or to the financial advisor through whom you purchased the Contract within 10 days after receiving it, or after such other period as required by law. Within 7 days of receiving a returned Contract, we pay you the Contract Value computed at the end of the Business Day on which we receive the returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the right to review period. The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. Also, when required by state law or when the Contract was issued under sections 408 (IRA) or 408A (Roth IRA) of the Code, during the first 7 days of the right to review period, we return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchased your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract.

(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older could have been cancelled if the Owner returned the Contract to our Annuities Service Center or to the financial advisor through whom the Owner purchased the Contract within 30 days after receiving it. We would have allocated all Purchase Payments to the Money Market Investment Option during this period. We would have permitted the Owner to elect to allocate the Purchase Payments during this 30-day period to one or more of the Variable Investment Options. If the Owner cancelled the Contract during this 30-day period and the Purchase Payments were allocated to the Money Market Investment Option, we would have paid the greater of (a) the original amount of the Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive the returned Contract. If the Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we would have paid the Contract Value computed at the end of the Business Day on which we received the returned Contract.

You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:

•

A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

•	A change of ownership may result in termination of a minimum withdrawal benefit guarantee (If you purchased a GMWB Rider, you can get more information from “VI. Optional Benefits”).

•

An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.

•	A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.

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•	A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.

•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

•

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an “Annuitant,” the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

Federal Definition of Spouse. Any federal tax provisions related to status as a “spouse” are governed by the Federal Defense of Marriage Act (“DOMA”), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult with your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

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Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments, we will either pay the amount of any underpayment immediately or we will deduct the amount of any overpayment from future annuity or benefit payments.

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VI. Optional Benefits

Overview

You may have elected to purchase an optional benefit Rider when you purchased a Contract. We offered two types of optional benefit Riders – Guaranteed Minimum Withdrawal Benefit Riders and a Death Benefit Rider.

Guaranteed Minimum Withdrawal Benefit Riders

If available in your state and through your financial advisor’s authorized distributor, you may have selected one of the following guaranteed minimum withdrawal benefit (“GMWB”) Riders:

•	Income Plus For Life 1.11; or

•	Income Plus For Life – Joint Life 1.11.

Prior to January 1, 2011, you may have selected one of the following GMWB Riders:

•	Income Plus For Life 5.09; or

•	Income Plus For Life – Joint Life 5.09.

We use the term “Income Plus For Life Series Riders” in this Prospectus to refer to all four Income Plus For Life Riders, i.e., Income Plus For Life 5.09; Income Plus For Life – Joint Life 5.09; Income Plus For Life 1.11; and Income Plus For Life – Joint Life 1.11.

These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we permitted only one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

Death Benefit Rider

You also may have selected an Annual Step-Up Death Benefit Rider.

We provide additional information about this optional benefit Rider following the sections on the GMWB Riders.

General Information about Guaranteed Minimum Withdrawal Benefit Riders

Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We also will deduct a pro rata share of this annual fee from the Contract Value:

•	on the date we determine the death benefit;

•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

•	at full surrender of the Contract.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

Fee for Income Plus For Life 5.09 Series Riders. The current fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life 5.09 or Income Plus For Life – Joint Life 5.09 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life 1.11 Series Riders. The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life 1.11 or Income Plus For Life – Joint Life 1.11 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

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If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Features of Income Plus For Life 5.09 Series Riders

Except for the fees described above, the features of the Income Plus For Life 5.09 Series Riders are identical to the features of the Income Plus For Life 1.11 Series Riders. Please refer to “Features of Income Plus For Life 1.11 Series Riders” below for all material details about both the Income Plus For Life 1.11 Series and the Income Plus For Life 5.09 Series Riders.

Features of Income Plus For Life 1.11 Series Riders

Covered Person(s)

The Income Plus For Life 1.11 Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life 1.11) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life 1.11).

Single Life Guarantee. For Income Plus For Life 1.11 Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the Contract ownership requirement and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

Joint Life Guarantee. For Income Plus For Life – Joint Life 1.11 Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a “spouse” under federal law to be treated as a Covered Person under the Contract. See “Civil Union and Same-Sex Marriage Partners” below.

Availability of Guaranteed Minimum Withdrawal Benefit Riders

You were permitted to elect an Income Plus For Life 1.11 Series Rider at the time you purchased a Contract, provided:

•	the Rider was available for sale in the state where the Contract was sold;

•	you limited your investment allocations of Purchase Payments and Contract Value to the Investment Options we made available with the Rider;

•	you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider; and

•

if you intended the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an “Inherited IRA” or “Beneficiary IRA”), you must have been the surviving spouse of the decedent and you must own the IRA in your own name.

You were allowed to elect to purchase an Income Plus For Life 1.11 Series Rider only at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired (see “Other Contract Provisions – Right to Review” in “V. Description of the Contract”), you could not revoke this optional benefit. The effective date of the Rider usually is the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider.

Age Restrictions. You, or both you and your spouse (who must also qualify as a Covered Person in the case of an Income Plus For Life – Joint Life 1.11 Rider) must have been under age 81 to have purchased a Rider.

Impact of Ownership Arrangements on the Availability of Income Plus For Life – Joint Life 1.11 Riders. We issued an Income Plus For Life – Joint Life 1.11 Rider only if your ownership arrangement permitted continuation of your Contract at death of the Owner.

We issued Income Plus For Life – Joint Life 1.11 Riders under the following ownership arrangements:

•	In general, covered spouses were joint Owners, or one covered spouse was the Owner and the other covered spouse was named as the sole primary Beneficiary.

•	For non-natural person ownership designations, one covered spouse was the Annuitant and the other covered spouse was the sole primary Beneficiary.

•	For custodial IRAs and Qualified Plans, the surviving spouse must have been the designated primary Beneficiary of the custodial IRA or Qualified Plan account.

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We may have issued the Income Plus For Life – Joint Life 1.11 Rider under certain other non-natural person ownership arrangements, provided the arrangement allowed for the continuation of the Contract at death of the Annuitant. Please note that naming a trust as the Beneficiary may trigger an accelerated payment of the death benefit and negate continuation of the Rider benefit to the surviving spouse. You are responsible for understanding the impact of ownership arrangements in your estate planning and for establishing and maintaining ownership arrangements that will allow for spousal continuation. It is the responsibility of the trustee, under a custodial IRA or a Qualified Plan, to determine whether the Beneficiary designation on file with the trustee will allow for continuation of the Rider benefit.

Changes to the Owner, Annuitant or Beneficiary designations after the Rider is issued may reduce, limit or terminate benefits available under the Rider.

Civil Union and Same-Sex Marriage Partners. The Riders generally are designed to comply with current federal tax provisions related to status as a “spouse” under the federal Defense of Marriage Act (“DOMA”). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we allowed civil union and same-sex marriage partners to purchase the Contract with an Income Plus For Life 1.11 Series Rider and receive the same Rider benefits as a “spouse” who falls within the DOMA definition. See the SAI for a table identifying these states the states currently recognizing same sex marriage or civil unions. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Restrictions on Additional Purchase Payments

If you purchased an Income Plus For Life 1.11 Series Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider’s Settlement Phase (see “Settlement Phase” below). Other limitations on Additional Purchase Payments may vary by state.

Special Purchase Payment limits on Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we also will not accept, without our prior approval, an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we also impose additional limits on your ability to make Additional Purchase Payments:

•

on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

•

for the year that you become age 70 1/2 and for any subsequent years, if we issued your Contract in connection with an IRA, we will accept only an Additional Purchase Payment that qualifies as a “rollover contribution”; but

•	we will not accept any Purchase Payment after the oldest Owner becomes age 81.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with Qualified Plans, including IRAs.

Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life 1.11) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or

•	(for Income Plus For Life – Joint Life 1.11) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider on the Lifetime Income Date; by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 1.11): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

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EXAMPLE (Income Plus For Life – Joint Life 1.11): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits, Additional Purchase Payments and increases in your Benefit Rate, if any. Please see “Increases in Guaranteed Amounts” below for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” below for more information.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchased the Rider (the Rider’s “effective date”) if the Covered Person (or the youngest Covered Person for Income Plus For Life – Joint Life 1.11) turns age 59 1/2 or older during the first Contract Year.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life – Joint Life 1.11) turns age 59 1/2. The Lifetime Income Date we offer for this Rider is subject to change. Once you purchased this Rider, the Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the Lifetime Income Date and took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts,” below).

Benefit Base

The maximum Benefit Base at any time for an Income Plus For Life 1.11 Series Rider is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see “Increases in Guaranteed Amounts” below for more information.

Benefit Rate

Benefit Rate by Age

Covered Person’s age during the Contract Year of the first withdrawal after the Lifetime Income Date	Income Plus For Life 1.11	Income Plus For Life – Joint Life 1.11
59 1/2 – 64	4.00%	3.75%
65 and over	5.00%	4.75%

Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life – Joint Life 1.11 Rider, we use a lower Benefit Rate than we do under the Income Plus For Life 1.11 Rider. Because there is a higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 1.11) on the first withdrawal after the Lifetime Income Date.

EXAMPLE: Assume that you purchase a Contract with the Income Plus For Life 1.11 Rider when your age is 57 years and 7 months. Your Lifetime Income Date will be the first Contract Anniversary because you will turn age 59 1/2 during the Contract Year that begins on that anniversary. If the first time you take a withdrawal after the Lifetime Income Date is during the second Contract Year, we will set your Benefit Rate equal to 4% because you were over age 59 1/2 and under age 65 during the Contract Year of that

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withdrawal. If you wait until the 8th Contract Year to take the first withdrawal after the Lifetime Income Date, we will set your Benefit Rate equal to 5% because you will turn age 65 during the Contract Year of the withdrawal.

With the higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under Income Plus For Life – Joint Life 1.11) on the first withdrawal after the Lifetime Income Date.

Once you purchased a Rider, the Benefit Rate(s) in effect when we issued the Rider will remain in effect for as long as the Rider remains in effect.

Availability of Investment Options Under Income Plus For Life 1.11 Series Riders

Currently, the Investment Options available for Income Plus For Life 1.11 Series Riders are the same Investment Options available under the Contract. These Investment Options invest in the following Portfolios:

If you elected to purchase one of our Income Plus For Life 1.11 Series Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

•   Core Fundamental Holdings Trust

•   Core Global Diversification Trust

•   Core Strategy Trust

•   Lifestyle Balanced Trust

•   Lifestyle Conservative Trust

•   Lifestyle Growth Trust

•   Lifestyle Moderate Trust

•   Money Market Trust

•   Total Bond Market Trust A

•   Ultra Short Term Bond Trust

If you purchased a Contract with one of our Income Plus For Life 1.11 Series Riders, we reserve the right to restrict in the future the individual Investment Options to which you may allocate your Contract Value.

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Fund, including any available DCA Fixed Investment Option, in connection with your selected Investment Options.

You should consult with your financial advisor to assist you in determining which available individual Investment Options are best suited for your financial needs and risk tolerance.

We reserve the right to restrict Investment Options in your Variable Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. You should read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

Increases in Guaranteed Amounts

Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

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EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits may increase one or more of our guarantees when you defer withdrawals.

Credits. The Income Plus For Life 1.11 Series Riders have the following Credit features:

•     Annual Credit Rate – 5%

•     Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Annual Credits. (We may refer to the Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.

EXAMPLE (Income Plus For Life 1.11): Assume that you purchased a Contract with an Income Plus For Life 1.11 Rider and you, the Covered Person, will turn age 63 during the first Contract Year. Also assume that you purchased the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. The applicable Annual Credit Rate is 5%. If you take no withdrawals during the first and second Contract Year:

•

At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount will increase to $5,250 (5% × $105,000).

•

At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount will increase to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount will increase to $4,988 (5% × $99,750).

EXAMPLE (Income Plus For Life – Joint Life 1.11): Assume that you purchased a Contract with an Income Plus For Life – Joint Life 1.11 Rider when the younger Covered Person was age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchased the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount will increase to $4,988 (4.75% × $105,000).

•

At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount will increase to $5,225 (4.75% × $110,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount will increase to $4,738 (4.75% × $99,750).

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Step-Ups may increase one or more of our guarantees if your Contract has favorable investment performance.

Step-Ups. The Income Plus For Life 1.11 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this section).

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date)

and the dollar amount of the Rider fee (see “Rider Fees” earlier in this section). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.

We also reserve the right to increase the rate of the fee for the Income Plus For Life 1.11 Series Riders, up to a maximum rate of 1.20%, on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while an Income Plus For Life 1.11 Series Rider is in effect.

If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 1.11 Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $6,250 (5% × $125,000).

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life 1.11 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the each Rider. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (up to specified limits).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 – 10% × $100,000).

We may reduce the Benefit Base and Lifetime Income Amount if you take Excess Withdrawals.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

•      you take withdrawals prior to the Lifetime Income Date, or

•      your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

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An Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date; or

•

a withdrawal (including applicable withdrawal charges) you take on or after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges), exceeds the Lifetime Income Amount for that Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” below).

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 1.11 Series Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract, and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000—$5,625, or $84,375.

Note: Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VIII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 1.11): Assume that you purchase a Contract with an Income Plus For Life 1.11 Rider. Also assume that when you are age 67, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and, since this is an Excess Withdrawal, we would reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000—$11,000) and the Lifetime Income Amount would be $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life 1.11): Assume that you purchase a Contract with an Income Plus For Life – Joint Life 1.11 Rider. Also assume that when the younger Covered Person is age 67, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 – 10% × $110,000 = $110,000—$11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or

•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life 1.11 Rider enters the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See “Settlement Phase” below. The Income Plus For Life 1.11 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

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If you take Excess Withdrawals from your Contract, you risk lowering the Lifetime Income Amount guaranteed for future withdrawals, or reducing the availability or amount of future Step-Ups.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased an Income Plus For Life 1.11 Series Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We currently offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for the Rider you purchase.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

•	you select option A, B or C; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% penalty tax under the Code;

•	reduce the death benefit and other optional benefits;

•	cancel your eligibility to earn a Credit under the provisions of your Income Plus For Life 1.11 Series Rider during any Contract Year in which you receive a payment under the program; and

•	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. You may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your spouse). The Life Expectancy Distribution program may provide one or more of the following:

•	Pre-59 1/2 Distributions – these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or

•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

•

Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “VIII. Federal Tax Matters – Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. We will reduce your Benefit Base proportionally by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take

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withdrawals under the Life Expectancy Distribution program, you must participate in either the Income Plan (see “V. Description of the Contract – Special Withdrawal Services – The Income Plan”) or the Income Made Easy Program (see “Pre-Authorized Withdrawals – The Income Made Easy Program” above).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to
Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death
Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of an Income Plus For Life 1.11 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under an Income Plus For Life 1.11 Series Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year; and

•	there were no Excess Withdrawals during that Contract Year; and

•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 1.11 Series Rider if:

•	you take any withdrawal before the Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

•	you take a withdrawal on or after the Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value then declines to zero in that same Contract Year.

The settlement amount we pay to you under the Rider varies:

•

If the Settlement Phase begins after the Lifetime Income Date, at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.

•

If the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “Pay-out Period Provisions” in “V. Description of the Contract”).

When you take withdrawals:

•	you will have the flexibility to start and stop withdrawals;

•	you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

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•	you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

•	you reduce the Contract Value available for annuitization; and

•

you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VIII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

When you annuitize:

•	you will receive annuity payments that will be fixed in amount (or in the number of units paid for Variable Annuity payments);

•	your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

•	you will no longer have access to the Contract Value; and

•

your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VIII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Impact of Death Benefits

Our Income Plus For Life 1.11 Series Riders end if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Income Plus For Life 1.11. If the Beneficiary does not take the death benefit as a lump sum, the following will apply:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE 1.11:
1. Not the Covered Person

•      may continue if the Beneficiary elects to continue the Contract. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal the Benefit Rate then in effect multiplied by the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base.

• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•      continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of any increase in the Benefit Base (reflecting the initial death benefit or any future Step-Ups) if at the time of the increase we also increase the rate of the Income Plus For Life 1.11 fee.

2. The Covered Person	• ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 1.11 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

The entire interest must be distributed within five years of the Owner’s death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”).

Income Plus For Life – Joint Life 1.11. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life 1.11 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) a Qualified Plan is the non-spousal Beneficiary and the surviving Covered Person is a spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

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If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life 1.11 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life 1.11 Rider fee (see “Rider Fees – Fee for Income Plus For Life 1.11 Series Riders” earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life 1.11 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life 1.11 Rider is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life 1.11 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life 1.11 Series Rider once it is in effect. However, an Income Plus For Life 1.11 Series Rider will terminate automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for Income Plus For Life 1.11) the death of the Covered Person;

•	(for Income Plus For Life – Joint Life 1.11) the death of the last Covered Person remaining under the Rider;

•	the date a new GMWB Rider becomes effective under any exchange program that we may make available; or

•	termination of the Contract.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1/2. See “VIII. Federal Tax Matters” for additional information on tax considerations related to optional benefit Riders.

Annual Step-Up Death Benefit

You may have elected the optional Annual Step-Up Death Benefit:

•	for an additional charge of 0.20% of the value of the Variable Investment Options;

•	as long as you met our age requirements (see below); and

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•

if the Contract was not intended to be used with an IRA you inherited from someone else (sometimes referred to as a “Beneficiary IRA”), unless you are the spouse of the decedent and own the IRA in your own name.

The Annual Step-Up Death Benefit was available only if you (and every joint Owner) were under age 75 (for California, Guam, Illinois and Puerto Rico the oldest Owner must have been under age 80) on the effective date of the Rider.

The Annual Step-Up Death Benefit was available only at Contract issue and cannot be revoked once elected.

Rider Benefit

The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:

•	the death benefit described under “Death Benefit During Accumulation Period”; or

•	the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Annual Step-Up Death Benefit up to and including the Contract Anniversary after the oldest Owner’s 75th birthday (the Contract Anniversary after the oldest Owner’s 80th birthday in California, Guam, Illinois and Puerto Rico), or the date of death of any Owner, whichever is earliest.

Anniversary Value. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with withdrawals since the Contract Anniversary. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where: (a) is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and (b) is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal.

Continuation of Rider upon Death of Owner. If the Beneficiary under the Contract is the Contract Owner’s surviving spouse and elects to continue the Contract, the Contract and the optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the Annual Step-Up Death Benefit. In determining the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step-Up Death Benefit

The Annual Step-Up Death Benefit will terminate upon the earliest to occur of:

(a)	the date the Contract terminates;

(b)	the Maturity Date;

(c)	the date on which the Annual Step-Up Death Benefit is paid; or

(d)	the date the Owner is changed or the Contract is assigned, unless

(i)	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

(ii)	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or

(iii)	the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or

(iv)	the Ownership is transferred to the Owner’s spouse following the death of the Owner; or

(v)	the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

(vi)	the assignment is for purposes of a tax qualified exchange.

Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

The Annual Step-Up Death Benefit may not always be in your interest because an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

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VII. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see “VI. Optional Benefits.”

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that have been in the Contract less than 4 complete Contract Years. We do not assess a withdrawal charge with respect to (i) earnings accumulated in the Contract, (ii) certain other “free Withdrawal Amounts” described below, (iii) distributions required to satisfy federal income tax minimum distribution requirements attributable to this Contract, or (iv) Purchase Payments that have been in the Contract more than 4 complete Contract Years. In no event may the total withdrawal charges exceed 6% of the amount invested.

We first allocate a withdrawal to a “free Withdrawal Amount” and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and

•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract, we liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

Withdrawal Charge*

(as percentage of Purchase Payments)

John Hancock USA John Hancock NY
First Year	6%
Second Year	5%
Third Year	4%
Fourth Year	3%
Fifth Year & Thereafter	0%

* The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees and any taxes. In the case of a request for a net withdrawal from specific Investment Accounts, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the

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Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.”

Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in MA and NY)

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

•	the Owner has been confined to an “Eligible Nursing Home” for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);

•	the confinement began at least one year after the Contract Date;

•	confinement was prescribed by a “Physician”;

•	both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and

•	the request for a total withdrawal and “Due Proof of Confinement” are received by us, in good order, no later than 90 days after discharge.

An “Eligible Nursing Home” is a licensed “Long Term Care Facility” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a licensed “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Long Term Care Facility” is a facility which: (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A “Hospital” is a facility which: (a) is licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A “Physician” is a person other than you, the Annuitant(s) or a member of your or the Annuitant’s families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

“Due Proof of Confinement” is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VIII. Federal Tax Matters”). You should consult with your own qualified tax advisor before requesting the waiver.

There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., “Reduction or Elimination of Charges and Deductions,” below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Annual Contract Fee

We will deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee’s assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the Contract Anniversary. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the Contract Anniversary, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro-rata basis from each annuity payment.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value

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of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the amount of the administration fees will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Accumulation Period Provisions – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 1.50% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Reduction or Elimination of Charges and Deductions

(John Hancock USA Contracts only; not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that were made to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:

•

We consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

•	We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

•

We consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

•

We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

•

We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

•	There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we provide a reduction in the charges or deductions. In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time. For further information, contact your financial advisor.

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Premium Taxes

We will charge you for premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.80% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

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VIII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by or distributions paid to any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by or payable to a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

•	Any withdrawal you take ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal.

•

Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an optional GMWB Rider, using the Contract Value. See “VI. Optional Benefits” for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

•

Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

•	Please see “Qualified Contracts – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

•

The amount of any required minimum distributions may be increased under the requirements of your Qualified Plan if your Contract has an optional death benefit or other optional benefit Rider. See “Qualified Contracts” below.

You should consult a qualified tax advisor for information on any optional benefit Rider.

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Charitable Remainder Trusts

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

Nonqualified Contracts

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute taxable ordinary income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxable currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You may have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the

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extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the original Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract (issued by John Hancock or by another company) in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract’s value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date (or

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Annuity Commencement Date, if earlier) will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as if it were a withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	attributable to the Contract Owner becoming disabled (as defined in the tax law);

•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

•

made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;*

•	made under a single-premium immediate annuity contract; or

•	made with respect to certain annuities issued in connection with structured settlement agreements.

*

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be

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issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. It is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account since the Contract provides greater flexibility in allocating premiums and contract values than those annuity contracts described in the rulings.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives and policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Health Care and Education Reconciliation Act of 2010

On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the “Act”) into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose a penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant’s life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Qualified Contracts

(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

You may have purchased a Contract for use in connection with certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”). If so, numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of the Contracts with the various types of Qualified Plans. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan. If you intend to maintain a Contract for use in connection with a Qualified Plan you should consult a qualified tax advisor.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

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We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no “investment in the Contract” and the total amount received may be taxable. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant’s spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires from the employer who sponsored the Qualified Plan. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner’s death must also comply with RMD requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

Penalty Tax on Premature Distributions

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated Beneficiary” (as defined in the tax law).

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.

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When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may take a distribution:

•	from a traditional IRA and make a “tax-free rollover” to another traditional IRA;

•

from a traditional IRA and make a “tax-free rollover” to a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code;

•	from any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA; or

•

from a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a “tax-free rollover” to any such plans.

In addition, if your spouse is your designated Beneficiary and survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse’s plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary. A beneficiary who is not your spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract which is a traditional IRA.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a “tax-free rollover” to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code

Although we allowed a Beneficiary of an IRA who was eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, effective February 2, 2009, we did not allow such an IRA Beneficiary to purchase any of our optional benefit Riders on that Contract (if one had been available).

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer from the plan.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under section 401(a), 403(a), or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to withhold a portion of your distribution and remit it to the IRS. The amount we may be required to withhold can be up to 20% of the taxable portion of your distribution. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read “VI. Optional Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

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Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “converted amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to convert a traditional IRA or other qualified retirement account to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. However, an early distribution penalty tax may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan” or the “Plan”) unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan; (b) the initial Purchase Payment for the new Contract is sent to us directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us; (c) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan. In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

Loans

You may be eligible for a loan of some or all of your Contract Value if we issued your Contract prior to January 1, 2009 in connection with a Section 403(b) retirement arrangement that is not subject to Title 1 of ERISA, and you have not elected a GMWB Rider. The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax advisor before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

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We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

Please see Appendix B or request a copy of the SAI from the Annuities Service Center for more detailed information regarding Section 403(b) Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican “tax qualified” retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

Designated Roth Accounts within Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

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IX. General Matters

Asset Allocation Services

We are aware that certain third parties offer Asset Allocation Services in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) if any such withdrawals incur a fee under the terms described in this Prospectus, such fees would be separate and in addition to any other fees paid under the Contracts. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract, and “VI. Optional Benefits – Features of Income Plus For Life .1.11 Series Riders – Withdrawals, Distributions and Settlements” for information about the treatment of withdrawals under Contracts with our optional guaranteed minimum withdrawal benefit Riders.)

Distribution of Contracts

We pay compensation for sales of the Contracts.	John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210-2805. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors and us. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual representative who sold you a Contract typically will receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealer firms that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7.00% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.50% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VII. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements (“revenue sharing”) with selected firms. We determine which firms to support and the extent of the payments that we may continue

58

to make. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements were not offered to all firms, and the terms of such arrangements have differed between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2011, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

In an effort to promote our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the Contracts that they would not receive in connection with contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, registered representatives may be motivated to sell the contracts of one issuer over another issuer or one product over another product.

You should contact the financial advisor through whom you purchased a Contract for more information on compensation arrangements in connection with the sale and purchase of your Contract.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits, and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

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Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract, including the optional benefit Riders, and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History	1
Accumulation Unit Value Tables	1
Services	1
Independent Registered Public Accounting Firm	1
Servicing Agent	2
Principal Underwriter	2
Special Compensation and Reimbursement Arrangements	2
State Variations Regarding Recognition of Same-Sex Couples	5
Qualified Plan Types	6
Legal and Regulatory Matters	10
Appendix A: Audited Financial Statements	A-1

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History	1
Accumulation Unit Value Tables	1
Services	1
Independent Registered Public Accounting Firm	1
Servicing Agent	2
Principal Underwriter	2
Special Compensation and Reimbursement Arrangements	2
State Variations Regarding Recognition of Same-Sex Couples	5
Qualified Plan Types	6
Legal and Regulatory Matters	10
Appendix A: Audited Financial Statements	A-1

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2011 and 2010, and its Separate Account financial statements for the year ended December 31, 2011 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2011, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix A: Examples of Calculation of Withdrawal Charge

The following examples assume an initial Purchase Payment of $30,000 and an Additional Purchase Payment of $20,000 during the second Contract Year.

Example 1. If you surrender the Contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

a)	First we will calculate the free Withdrawal Amount, which equals the greater of:

•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000.

b)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free Withdrawal Amount, or $60,000 - $10,000 = $50,000.

c)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .04 × $30,000 = $1,200.

•	The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .05 × $20,000 = $1,000.

•	The total withdrawal charge is $1,200 + $1,000 = $2,200.

Example 2. If you surrender the Contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

a)	First we will calculate the free Withdrawal Amount, which equals the greater of:

•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = -$15,000.

b)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free Withdrawal Amount, or $50,000 - $5,000 = $45,000.

c)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .04 × $30,000 = $1,200.

•	The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .05 × $15,000 = $750.

•	The total withdrawal charge is $1,200 + $750 = $1,950.

Example 3. If you take a withdrawal of $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the Contract later in Contract Year 3 when the Contract Value is $49,000, we will calculate the withdrawal charge as follows:

a)	First we will calculate the free Withdrawal Amount for the withdrawal, which equals the greater of:

•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000.

b)	Since the withdrawal is equal to the free Withdrawal Amount, we will not liquidate any Purchase Payments and there will not be any withdrawal charge.

c)	When the Contract is surrendered, we will calculate the free Withdrawal Amount for the surrender, which equals the greater of:

•	10% of all Purchase Payments reduced by prior withdrawals during the year = .10 × ($30,000 + $20,000) - $5,000 = $0, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $50,000 = -$1,000.

d)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free Withdrawal Amount, or $50,000 - $0 = $50,000.

e)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .04 × $30,000 = $1,200.

•	The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .05 × $20,000 = $1,000.

•	The total withdrawal charge is $1,200 + $1,000 = $2,200.

A-1

Appendix B: Qualified Plan Types

Plan Type
Traditional IRAs	Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under section 530 of the Code. In general, unless you have made nondeductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income.
Roth IRAs	Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.
SIMPLE IRA Plans	In general, under section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP–IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP–IRA, and rules on taxation of distributions from a SEP–IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.”
Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, but there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax- Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to the participant’s severance from employment (except in the case of an unforeseen emergency). When we make payments under a section 457 Contract, the payment is taxed as ordinary income.

For more detailed information about these plan types, you may request a Statement of Additional Information.

B-1

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this

Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

•	Venture® 4 Contracts with no optional benefit Riders; and

•	Venture® 4 Contracts issued with an Annual Step-Up Death Benefit Rider.

Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture 4

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Venture 4 Variable Annuity

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Core Allocation Trust (merged into Lifestyle Growth Trust eff 4-27-12)—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.350	12.500	—	—	—	—	—	—	—	—
Value at End of Year	15.810	16.350	—	—	—	—	—	—	—	—
No. of Units	464,848	315,365	—	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	16.295	12.500	—	—	—	—	—	—	—	—
Value at End of Year	15.726	16.295	—	—	—	—	—	—	—	—
No. of Units	47,000	36,622	—	—	—	—	—	—	—	—
No. of Units	67,715	44,347	—	—	—	—	—	—	—	—
Core Balanced Trust (merged into Lifestyle Growth Trust eff 4-27-12)—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.537	12.500	—	—	—	—	—	—	—	—
Value at End of Year	16.412	16.537	—	—	—	—	—	—	—	—
No. of Units	937,597	635,288	—	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	16.482	12.500	—	—	—	—	—	—	—	—
Value at End of Year	16.325	16.482	—	—	—	—	—	—	—	—
No. of Units	180,535	161,004	—	—	—	—	—	—	—	—
No. of Units	249,375	124,575	—	—	—	—	—	—	—	—
Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 4-27-12)—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.963	12.500	—	—	—	—	—	—	—	—
Value at End of Year	16.357	16.963	—	—	—	—	—	—	—	—
No. of Units	815,055	571,444	—	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	16.907	12.500	—	—	—	—	—	—	—	—
Value at End of Year	16.270	16.907	—	—	—	—	—	—	—	—
No. of Units	92,533	58,857	—	—	—	—	—	—	—	—
No. of Units	132,556	91,842	—	—	—	—	—	—	—	—
Core Fundamental Holdings Trust—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	15.837	12.500	—	—	—	—	—	—	—	—
Value at End of Year	15.659	15.837	—	—	—	—	—	—	—	—
No. of Units	1,128,207	862,008	—	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	15.784	12.500	—	—	—	—	—	—	—	—
Value at End of Year	15.576	15.784	—	—	—	—	—	—	—	—
No. of Units	292,868	234,507	—	—	—	—	—	—	—	—
No. of Units	277,942	180,438	—	—	—	—	—	—	—	—
Core Global Diversification Trust—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.167	12.500	—	—	—	—	—	—	—	—
Value at End of Year	15.306	16.167	—	—	—	—	—	—	—	—
No. of Units	1,208,511	869,275	—	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	16.114	12.500	—	—	—	—	—	—	—	—
Value at End of Year	15.225	16.114	—	—	—	—	—	—	—	—
No. of Units	219,345	168,480	—	—	—	—	—	—	—	—
No. of Units	244,485	115,827	—	—	—	—	—	—	—	—

Venture 4

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Core Strategy Trust—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	13.501	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.281	13.501	—	—	—	—	—	—	—	—
No. of Units	549,099	332,323	—	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.370	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.126	13.370	—	—	—	—	—	—	—	—
No. of Units	50,298	42,251	—	—	—	—	—	—	—	—
No. of Units	61,047	39,157	—	—	—	—	—	—	—	—
Lifestyle Balanced Trust—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	17.540	12.500	—	—	—	—	—	—	—	—
Value at End of Year	17.326	17.540	—	—	—	—	—	—	—	—
No. of Units	4,938,310	3,384,620	—	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	17.481	12.500	—	—	—	—	—	—	—	—
Value at End of Year	17.233	17.481	—	—	—	—	—	—	—	—
No. of Units	1,121,270	1,004,106	—	—	—	—	—	—	—	—
No. of Units	874,059	594,545	—	—	—	—	—	—	—	—
Lifestyle Conservative Trust—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	17.317	12.500	—	—	—	—	—	—	—	—
Value at End of Year	17.723	17.317	—	—	—	—	—	—	—	—
No. of Units	2,000,442	1,448,233	—	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	16.950	12.500	—	—	—	—	—	—	—	—
Value at End of Year	17.313	16.950	—	—	—	—	—	—	—	—
No. of Units	505,664	436,085	—	—	—	—	—	—	—	—
No. of Units	310,444	176,668	—	—	—	—	—	—	—	—
Lifestyle Growth Trust—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	17.158	12.500	—	—	—	—	—	—	—	—
Value at End of Year	16.573	17.158	—	—	—	—	—	—	—	—
No. of Units	5,768,592	3,872,740	—	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	17.075	12.500	—	—	—	—	—	—	—	—
Value at End of Year	16.460	17.075	—	—	—	—	—	—	—	—
No. of Units	1,278,437	1,275,606	—	—	—	—	—	—	—	—
No. of Units	1,614,411	917,987	—	—	—	—	—	—	—	—
Lifestyle Moderate Trust—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	17.329	12.500	—	—	—	—	—	—	—	—
Value at End of Year	17.410	17.329	—	—	—	—	—	—	—	—
No. of Units	2,513,050	1,842,033	—	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	17.093	12.500	—	—	—	—	—	—	—	—
Value at End of Year	17.139	17.093	—	—	—	—	—	—	—	—
No. of Units	450,523	427,397	—	—	—	—	—	—	—	—
No. of Units	458,632	349,544	—	—	—	—	—	—	—	—
Money Market Trust—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	12.450	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.255	12.450	—	—	—	—	—	—	—	—
No. of Units	758,661	1,022,652	—	—	—	—	—	—	—	—

Venture 4

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.259	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.044	12.259	—	—	—	—	—	—	—	—
No. of Units	245,440	249,619	—	—	—	—	—	—	—	—
No. of Units	45,127	118,649	—	—	—	—	—	—	—	—
Total Bond Market Trust A—Series II Shares (units first credited 8-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	14.306	12.500	—	—	—	—	—	—	—	—
Value at End of Year	15.035	14.306	—	—	—	—	—	—	—	—
No. of Units	316,538	65,587	—	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	14.202	12.500	—	—	—	—	—	—	—	—
Value at End of Year	14.896	14.202	—	—	—	—	—	—	—	—
No. of Units	37,624	12,908	—	—	—	—	—	—	—	—
No. of Units	14,526	15,937	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust—Series II Shares (units first credited 8-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	12.405	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.193	12.405	—	—	—	—	—	—	—	—
No. of Units	279,065	223,100	—	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.395	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.158	12.395	—	—	—	—	—	—	—	—
No. of Units	17,797	15,247	—	—	—	—	—	—	—	—
No. of Units	17,672	58,451	—	—	—	—	—	—	—	—

To obtain a Venture® 4 Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

Venture® 4 SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

Venture® 4 NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a Venture® 4 Variable Annuity Statement of Additional Information dated April 30, 2012, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

Venture® is a registered service mark of John Hancock Life Insurance Company (U.S.A.)

and is used under license by John Hancock Life Insurance Company of New York

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

dated April 30, 2012

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account H

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a “Contract” and collectively, the “Contracts” issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York as follows:

Prospectuses Issued by John Hancock USA (to be read with this Statement of Additional Information)
Venture Variable Annuity
Venture 4 Variable Annuity
Venture III Variable Annuity
Venture Vantage Variable Annuity
Venture Vision Variable Annuity
Wealthmark Variable Annuity
Wealthmark ML3 Variable Annuity

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

John Hancock Annuities Service Center	Mailing Address
27 DryDock Avenue, Suite 3	P.O. Box 55444
Boston, MA 02210-2382	Boston, MA 02205-5444
(800) 344-1029	www.jhannuities.com

JHUSA SEP ACCT H SAI 04/12

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General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 38500 Woodward Avenue Bloomfield Hills, Michigan 48304. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2382. Our ultimate parent is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

John Hancock Variable Insurance Trust Portfolio Holdings Currently

Posted on a Website

Each of the John Hancock Variable Insurance Trust’s Funds of Funds that is available under the Contracts invests in shares of other portfolios. The John Hancock Variable Insurance Trust has adopted a policy to post each of these Funds of Funds’ holdings in other portfolios on a website no later than 15 days after each calendar quarter end and no later than 15 days after any material changes are made to the holdings of a Fund of Fund. In addition, the ten largest holdings of each John Hancock Variable Insurance Trust Portfolio will be posted to the website no later than 15 days after each calendar quarter end. The information described above will remain on the website until the date the John Hancock Variable Insurance Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. John Hancock Variable Insurance Trust’s Form N-CSR and Form N-Q will contain each Portfolio’s entire holdings as of the applicable calendar quarter end.

You may access information on holdings for the Funds of Funds available under your Contract on the following website:

http://www.jhannuities.com/Marketing/Portfolios/PortfoliosManagementTeamPage.aspx?globalNavID=21

We provide this information in connection with our Contracts, but the John Hancock Variable Insurance Trust is responsible for the accuracy and validity of the information on holdings for the Funds of Funds posted on the website.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2011, and for each of the two years in the period ended December 31, 2011, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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Servicing Agent

Computer Sciences Corporation Financial Services Group (“CSC FSG”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

•	semimonthly commission statements;

•	monthly summaries of agent production and daily transaction reports;

•	semiannual statements for Contract Owners; and

•	annual Contract Owner tax reports.

We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC, (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2011, 2010, and 2009 were $353,245,024, $369,132,052, and $421,625,749, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.

Revenue sharing payments assist in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determine which firms to support and the extent of the payments we are willing to make, and generally choose to compensate firms that are willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We do not make an independent assessment of the cost of providing such services. Instead, we agree with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may include different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for

2

other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority (“FINRA,”) (or their affiliated broker-dealers) that we are aware (as of December 31, 2011) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:

Name of Firm

Distributor
1st Global Capital Corp.
AIG - SagePoint, Inc (aka AIG Financial Advisors, Inc.)
AIG - FSC Securities Corporation
AIG - Royal Alliance Associates, Inc.
American Portfolios Financial Services
Cadaret, Grant & Co., Inc.
Cambridge Investment Research
CCO Investment Services Co
Centaurus Financial
Citigroup Global Markets, Inc.
Commonwealth Financial Network
Crown Capital Securities, L.P.
CUSO Financial Services, L.P.
Edward Jones Co., L.P.
First Allied Securities
Fifth Third Securities, Inc.
Founders Financial
Geneos Wealth Management, Inc.
H.D. Vest Investment Services
ING - Financial Network Investment Corp.
ING - Multi-Financial Securities Corporation
ING - PrimeVest Financial Services, Inc.
ING Financial Partners
Investacorp, Inc.
J.J.B. Hilliard, W.L. Lyons, Inc
Janney Montgomery Scott, LLC
Lincoln Financial Securities Corp.
John Hancock Financial Network[2]
Key Investment Services, LLC
Lincoln Financial Advisors Corporation*
LPL Financial Corp.
M Holdings Securities, Inc.
Merrill Lynch, Pierce, Fenner & Smith, Inc.
MML Investors Services, Inc.
Money Concepts Capital Corporation
Morgan Keegan & Co., Inc.
Morgan Stanley & Co., Inc.

3

Distributor
Next Financial
NFP Securities
NPH - Invest Financial Corporation
NPH - Investment Center of America, Inc.
NPH - National Planning Corp
NPH - SII Investments, Inc.
PAC - United Planners Financial Services
ProEquities, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Dain Capital, Inc.
Securities America, Inc.
Sigma Financial Corporation
Stifel, Nicolaus & Company, Inc.
TFS Securities, Inc.
Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
Unionbanc Investment Services, Inc.
Wells Fargo Securities LLC, (PCG) (aka Wachovia Securities LLC, (PCG))
Wells Fargo Securities LLC, (ISG) (aka Wachovia Securities LLC, (ISG))
Wells Fargo Securities Financial Network (aka Wachovia Securities Financial Network)
Wells Fargo Investments, LLC
Walnut Street Securities, Inc.
Woodbury Financial Services, Inc.
Scott & Stringfellow

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

4

The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

State Variations Regarding Recognition of Same-Sex Couples

The federal Defense of Marriage Act (“DOMA”) does not recognize civil unions or same-sex marriages. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:

State	Type of Jurisdiction	Related Rule
California	Domestic Partnership
Colorado	Designated Beneficiary Agreements	May recognize spouses of civil unions from other jurisdictions
Connecticut	Same-Sex Marriage
Delaware	Civil Union
District of Columbia	Domestic Partnership,
Same-Sex Marriage
Hawaii	Domestic Partnership Civil Union
Illinois	Civil Union

5

State	Type of Jurisdiction	Related Rule
Iowa	Same-Sex Marriage
Maine	Domestic Partnerships
Maryland		Recognizes spouses of same-sex marriages who were married in another jurisdiction
Massachusetts	Same-Sex Marriage
Nevada	Domestic Partnership
New Hampshire	Same-Sex Marriage
New Jersey	Civil Union	Also recognizes spouses of civil unions who were married in another jurisdiction
Oregon	Domestic Partnership
Rhode Island	Civil Union	Recognizes spouses of civil unions and same-sex marriages who were married in another jurisdiction
Vermont	Same-Sex Marriage
Washington	Domestic Partnership
Wisconsin	Domestic Partnerships

The table above is current only as of the date of this Statement of Additional Information. Please consult with your own qualified tax advisor for information on: (1) how federal tax rules may affect Contracts where civil union or same-sex marriage partners either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s); and (2)  your state’s regulations regarding civil unions and same-sex marriages.

Qualified Plan Types

Traditional IRAs

Individual Retirement Annuities

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum, death benefit or annuity payment, may be excluded from taxable income when received.

The tax law requires that annuity payments or other RMDs under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner turns age 70 1/2. When the IRA has not been annuitized, the amount that must be distributed each year is computed on the basis of the Owner’s age and the value of the Contract, taking into account both the account balance and the actuarial present value of other benefits provided under the Contract.

6

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. A Roth IRA may (subject to constraints explained below under “Conversion or Direct Rollover to a Roth IRA”) accept a “qualified rollover contribution” from another Roth IRA, a traditional IRA, a qualified retirement plan described in section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under section 457(b) of the Code.

If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any RMDs for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or directly roll over distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or direct rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a Qualified Plan. Please note that the amount deemed to be the “converted amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, and you request that we withhold income tax on the conversion or rollover, we must take a withdrawal from the contract’s value in order to honor your request. This amount withdrawn could reduce the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. You may find it advantageous to pay the tax due on the conversion or rollover from resources outside of the annuity contract in order to avoid any benefit reduction. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

SIMPLE IRA Plans

In general, under section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any RMDs for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. Employers intending to use the Contract in connection with such plans should seek independent tax advice.

7

Simplified Employee Pensions (SEP-IRAs)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

Section 403(b) Plans or Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as “tax-sheltered annuities.” Purchasers of the Contracts for such purposes should seek independent advice as to eligibility, limitations on Purchase Payments, and other tax consequences. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an “incidental death benefit” and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity.

If a Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. In general, RMDs to the employee under a section 403(b) plan must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires.

Final regulations concerning tax-sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any exchange of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution provided the employer and the company issuing the new contract have agreed to share information concerning the employee’s employment status, hardship distributions and loans, if any.

Restrictions on Section 403(b) Plans

Availability. We currently are not offering this Contract for use in a retirement plan intended to qualify as a section 403(b) plan (a “Section 403(b) Plan” or the “Plan”) unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

Ownership. You may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a 403(b) Contract or some or all of such a Contract’s value to any person other than us without the consent of an employer, a Plan administrator or a Plan sponsor. A request to transfer ownership must be accompanied by the Required Documentation. In the event we do not receive the Required Documentation and you nonetheless direct us to proceed with a transfer of ownership, the transfer may be treated as a taxable transaction and your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you.

8

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the Additional Purchase Payments, the Additional Purchase Payment may be treated as a taxable transaction and your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you.

Withdrawals. Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

•	earnings on those contributions; and

•	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)

Loans. Loans from Qualified Contracts intended for use under Section 403(b) Plans, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) Plans: (1) that were issued prior to January 1, 2009; (2) that are not subject to Title 1 of ERISA, and (3) that have not elected a guaranteed minimum withdrawal benefit Rider. We will not permit nor support loans from Contracts issued on or after January 1, 2009 in connection with Section 403(b) Plans.

Collecting and Using Information. Through your participation in a retirement plan intended to qualify under section 403(b), the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under the Section 403(b) Plan, and among their employees. By applying for or purchasing a Contract for use in a Section 403(b) Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

9

Restrictions under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:

•	termination of employment in all Texas public institutions of higher education;

•	retirement;

•	death; or

•	the participant’s turning age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

Corporate and Self-Employed (“H.R. 10” and “Keogh”) Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish tax-favored retirement plans, commonly referred to as “H.R. 10” or “Keogh” plans, for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an “incidental death benefit” and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any RMDs that must be made. Employers intending to use the Contract in connection with such plans should seek independent advice.

RMDs to the employee under an employer’s pension and profit sharing plan qualified under section 401(a) or 403(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which the employee reaches age 70 1/2.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.

A section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. RMDs under a section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or

•	the ability of the principal underwriter to perform its contract with the Separate Account; or

•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

10

APPENDIX A: Audited Financial Statements

A-1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2011, 2010, and 2009

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2011 the Company changed its method of accounting and reporting for separate accounts, in 2010 the Company changed its method of accounting and reporting for variable interest entities, and in 2009 the Company changed its method of accounting and reporting for other-than-temporary impairments on debt securities.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2012

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2011	2010

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$63,649; 2010—$60,956)	$69,225	$62,402
Held-for-trading—at fair value (cost: 2011—$1,420; 2010—$1,616) (includes variable interest entity assets, at fair value, of $177 and $401 at December 31, 2011 and 2010, respectively)	1,477	1,627
Equity securities:
Available-for-sale—at fair value (cost: 2011—$358; 2010—$366)	439	458
Held-for-trading—at fair value (cost: 2011—$97; 2010—$120)	97	130
Mortgage loans on real estate	13,974	13,343
Investment real estate, agriculture, and timber	4,304	3,610
Policy loans	5,220	5,050
Short-term investments	1,618	1,472
Other invested assets	4,446	3,883

Total Investments	100,800	91,975
Cash and cash equivalents (includes variable interest entity assets of $18 and $44 at December 31, 2011 and 2010, respectively)	3,296	2,772
Accrued investment income (includes variable interest entity assets of $3 and $6 at December 31, 2011 and 2010, respectively)	1,065	974
Goodwill	953	1,453
Value of business acquired	1,321	1,959
Deferred policy acquisition costs and deferred sales inducements	7,186	10,006
Amounts due from and held for affiliates	3,808	3,673
Intangible assets	1,270	1,285
Reinsurance recoverable	11,263	10,680
Derivative assets	11,953	2,977
Current income tax receivable	20	-
Other assets	2,444	2,333
Separate account assets	129,326	135,019

Total Assets	$274,705	$265,106

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2011	2010

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$88,879	$82,231
Policyholders’ funds	7,162	8,308
Unearned revenue	1,966	2,600
Unpaid claims and claim expense reserves	1,445	1,353
Policyholder dividends payable	558	595
Amounts due to affiliates	2,556	2,290
Short-term debt	11	7
Long-term debt (includes variable interest entity liabilities of $139 and $351 at December 31, 2011 and 2010, respectively)	627	838
Consumer notes	819	966
Current income tax payable	-	21
Deferred income tax liability	4,214	2,765
Coinsurance funds withheld	5,452	4,352
Payables for collateral on derivatives	1,446	-
Derivative liabilities (includes variable interest entity liabilities of $4 and $10 at December 31, 2011 and 2010, respectively)	7,813	3,997
Other liabilities (includes variable interest entity liabilities of $4 and $7 at December 31, 2011 and 2010, respectively)	4,271	3,663
Separate account liabilities	129,326	135,019

Total Liabilities	256,545	249,005

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 13)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2011 and 2010)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2011 and 2010)	5	5
Additional paid-in capital	12,789	12,776
Retained earnings	1,005	1,907
Accumulated other comprehensive income	4,102	1,168

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	17,901	15,856
Noncontrolling interests	259	245

Total Shareholder’s Equity	18,160	16,101

Total Liabilities and Shareholder’s Equity	$274,705	$265,106

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$2,996	$3,632	$3,657
Fee income	5,718	3,773	3,575
Net investment income	4,989	4,496	4,251
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(93)	(176)	(707)
Portion of loss recognized in other comprehensive income	21	57	91

Net impairment losses recognized in earnings	(72)	(119)	(616)
Other net realized investment and other gains (losses)	1,419	397	(1,180)

Total net realized investment and other gains (losses)	1,347	278	(1,796)
Other revenue	121	200	100

Total revenues	15,171	12,379	9,787

Benefits and expenses
Benefits to policyholders	7,638	6,611	4,283
Policyholder dividends	811	846	918
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	752	1,211
Goodwill impairment	500	1,600	-
Other operating costs and expenses	4,362	3,225	3,071

Total benefits and expenses	16,387	13,034	9,483

(Loss) income before income taxes	(1,216)	(655)	304

Income tax (benefit) expense	(358)	222	(7)

Net (loss) income	(858)	(877)	311

Less: net income (loss) attributable to noncontrolling interests	44	36	(16)

Net (loss) income attributable to John Hancock Life Insurance Company (U.S.A.)	$(902)	$(913)	$327

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320, recognition of other-than-temporary impairments			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2010	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

Comprehensive (loss) income:
Net (loss) income			(913)		(913)	36	(877)
Other comprehensive income, net of tax:
Net unrealized investment gains				776	776		776
Foreign currency translation adjustment				(53)	(53)		(53)
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				9	9		9
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(166)	(166)		(166)

Comprehensive (loss) income					(347)	36	(311)

Adoption of ASC 810, consolidation of variable interest entities			(2)		(2)	45	43
Share-based payments		12			12		12
Contributions from noncontrolling interests						23	23
Distributions to noncontrolling interests						(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent		(13)		473	460		460
Capital contribution from Parent		350			350		350

Balance at December 31, 2010	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

Comprehensive income:
Net (loss) income			(902)		(902)	44	(858)
Other comprehensive income, net of tax:
Net unrealized investment gains				1,203	1,203		1,203
Foreign currency translation adjustment				13	13		13
Cash flow hedges				1,718	1,718		1,718

Comprehensive income					2,032	44	2,076

Share-based payments		13			13		13
Contributions from noncontrolling interests						64	64
Distributions to noncontrolling interests						(94)	(94)

Balance at December 31, 2011	$5	$12,789	$1,005	$4,102	$17,901	$259	$18,160	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from operating activities:
Net (loss) income	$(858)	$(877)	$311
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	27	174	153
Net realized investment and other (gains) losses	(1,347)	(278)	1,796
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	752	1,211
Capitalization of deferred policy acquisition costs and deferred sales inducements	(926)	(1,240)	(1,642)
Goodwill impairment	500	1,600	-
Depreciation and amortization	140	132	134
Net cash flows from trading securities	234	143	(6)
(Increase) decrease in accrued investment income	(91)	(77)	21
(Increase) decrease in other assets and other liabilities, net	(1,269)	345	872
Increase (decrease) in policyholder liabilities and accruals, net	3,980	1,305	(1439)
Interest credited to policyholder liabilities	1,156	1,148	1,102
(Decrease) increase in deferred income taxes	(126)	447	29

Net cash provided by operating activities	4,496	3,574	2,542

Cash flows from investing activities:
Sales of:
Fixed maturities	27,779	20,277	11,418
Equity securities	233	1,153	1,022
Mortgage loans on real estate	1,367	961	1,782
Investment real estate, agriculture, and timber	43	22	2
Other invested assets	122	377	71
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,316	1,834	1,961
Mortgage loans on real estate	367	383	330
Other invested assets	267	233	234
Purchases of:
Fixed maturities	(31,201)	(27,115)	(14,407)
Equity securities	(185)	(1,118)	(733)
Investment real estate, agriculture, and timber	(814)	(602)	(151)
Other invested assets	(943)	(1,031)	(578)
Mortgage loans on real estate issued	(2,443)	(2,117)	(2,467)
Net (purchases) redemptions of short-term investments	(147)	2,501	(303)
Other, net	111	133	(1,358)

Net cash used in investing activities	(3,128)	(4,109)	(3,177)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$-	$350	$7
Increase (decrease) in amounts due to affiliates	63	(1,254)	1,425
Universal life and investment-type contract deposits	3,573	4,015	6,729
Universal life and investment-type contract maturities and withdrawals	(4,168)	(4,269)	(5,385)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	156	7	(1,486)
Excess tax benefits related to share-based payments	-	5	8
Repayments of consumer notes	(147)	(239)	(395)
Issuance of short-term debt	6	2	-
Repayments of short-term debt	(2)	(1)	-
Issuance of long-term debt	1	2	1
Repayments of long-term debt	(213)	(101)	-
Contributions from noncontrolling interests	64	23	39
Distributions to noncontrolling interests	(94)	(52)	(13)
Unearned revenue on financial reinsurance	(82)	(112)	(44)
Net reinsurance recoverable	(1)	(23)	(186)

Net cash (used in) provided by financing activities	(844)	(1,647)	700

Net increase (decrease) in cash and cash equivalents	524	(2,182)	65
Adoption of ASC 810, consolidation of variable interest entities	-	39	-
Cash and cash equivalents at beginning of year	2,772	4,915	4,850

Cash and cash equivalents at end of year	$3,296	$2,772	$4,915

Non-cash financing activities during the year:
Transfer of certain pension and postretirement benefit plans to Parent	$-	$(13)	$-

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”) (formerly known as John Hancock Holdings (Delaware) (“JHH”)), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in 49 states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHH, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHH. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHH.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which was reflected in JHUSA’s audited consolidated financial statements for the year ended December 31, 2009 as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 — Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. The Company classifies its fixed maturities held-for-trading portfolio at fair value as a result of electing the fair value option under ASC 825, “Financial Instruments”. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. The Company classifies its equity securities as either available-for-sale or held-for-trading and records these securities at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Equity securities that do not have readily determinable fair values are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are on non-accrual status is recorded as interest income. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, credit, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Gains and losses on cash flow hedges recorded in accumulated other comprehensive income are reclassified immediately to income when the hedged item is sold or forecasted transaction is unlikely to occur.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC on April 28, 2004 (the “acquisition date”). The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. For discussions regarding goodwill impairments recorded during the years ended December 31, 2011 and 2010, see Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. Deferred Policy Acquisition Costs (“DAC”) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management and surrender charges are included in the revenues of the Company. For the years ended December 31, 2011, 2010, and 2009 there were no gains or losses on transfers of assets from the general account to the separate account.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 34% and 35% of the Company’s traditional life net insurance in-force at December 31, 2011 and 2010, respectively, and 76%, 77%, and 81% of the Company’s traditional life net insurance premiums for the years ended December 31, 2011, 2010, and 2009, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2011	2010

	(in millions)
Participating pension contracts	$1,771	$1,799
Funding agreements	434	1,010
Guaranteed investment contracts	143	823

Total liabilities for investment-type products	2,348	3,632
Individual and group annuities	2,216	2,225
Certain traditional life insurance policies and other	2,598	2,451

Total policyholders’ funds	$7,162	$8,308

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 10 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax provision (or benefit) is computed as if the Company filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Adoption of Recent Accounting Pronouncements

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation — Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” (“ASU 2009-17”) which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control — now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

The Company also adopted ASU No. 2010-10, “Consolidation — Amendments for Certain Investment Funds,” (“ASU 2010-10”) which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of these amendments resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Balance Sheet at January 1, 2010 was an increase in assets of $518 million, an increase in liabilities of $475 million, an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” (“ASU 2010-15”) which amends ASC Topic 944. Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 was effective for the Company on January 1, 2011. Adoption of this guidance resulted in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” (FSP FAS 115-2”) which is now incorporated into ASC Topic 320, “Investments — Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 — Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of FSP FAS 115-2, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million.

Multiemployer Pension Plans

In September 2011, the FASB issued ASU No. 2011-09, “Disclosures about an Employer’s Participation in a Multiemployer Plan” (“ASU 2011-09”) which amends ASC Subtopic 715-80, “Compensation-Retirement Benefits-Multiemployer Plans.” For a subsidiary participating in the pension plan of its parent, the revised standard requires the disclosure of the name of the plan in which the subsidiary participates and the amount of contributions it made. This guidance became effective as of December 15, 2011 and has been applied retrospectively. The adoption of ASU 2011-09 did not impact the Company’s financial position or results of operations.

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts, ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC Topic 944, “Financial Services-Insurance” (“ASC 944”). The guidance is effective for fiscal years beginning after December 15, 2011. ASU No. 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance will be effective for the Company on January 1, 2012 and adopted retrospectively, as permitted by the standard. The Company expects the cumulative effect upon adoption will result in a reduction to DAC with a corresponding reduction to opening retained earnings for the earliest period presented, January 1, 2010, of $596 million, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company will adopt the revised accounting standard effective January 1, 2012 via prospective adoption, as required. When adopted, ASU 2011-04 is not expected to materially impact the Company’s financial position or results of operations.

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive, statements of net income and other comprehensive income. The new requirements do not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. However, the current option under existing standards to report other comprehensive income and its components in the statement of changes in equity is eliminated. These standards are effective retrospectively beginning January 1, 2012. When adopted, ASU 2011-05 and ASU 2011-12 are not expected to impact the Company’s financial position or results of operations.

Goodwill Impairment Testing

In September 2011, the FASB issued ASU No. 2011-08, “Testing for Goodwill Impairment” (“ASU 2011-08”) which amends ASC Topic 350, “Intangibles-Goodwill and Other”. ASU 2011-08 is intended to simplify how a company tests goodwill for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the reporting unit. Under the guidance in ASU 2011-08, if this option is selected, a company is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2011-08 are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. When adopted, ASU 2011-08 is not expected to materially impact the Company’s financial position or results of operations.

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturities and equity securities are summarized below:

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,646	$4,258	$573	$43,331	$(50)
Commercial mortgage-backed securities	3,163	101	132	3,132	(11)
Residential mortgage-backed securities	577	1	208	370	(32)
Collateralized debt obligations	217	-	86	131	(32)
Other asset-backed securities	1,013	89	9	1,093	(2)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,573	1,250	-	12,823	-
Obligations of states and political subdivisions	4,323	642	1	4,964	-
Debt securities issued by foreign governments	1,178	250	6	1,422	-

Fixed maturities	61,690	6,591	1,015	67,266	(127)
Other fixed maturities (1)	1,959	-	-	1,959	-

Total fixed maturities available-for-sale	63,649	6,591	1,015	69,225	(127)

Equity securities available-for-sale	358	91	10	439	-

Total fixed maturities and equity securities available-for-sale	$64,007	$6,682	$1,025	$69,664	$(127)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”) which were not included in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,259	$2,503	$563	$41,199	$(85)
Commercial mortgage-backed securities	4,211	156	120	4,247	-
Residential mortgage-backed securities	684	2	226	460	(31)
Collateralized debt obligations	246	-	110	136	-
Other asset-backed securities	970	68	9	1,029	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	8,176	55	390	7,841	-
Obligations of states and political subdivisions	4,079	60	112	4,027	-
Debt securities issued by foreign governments	1,399	139	7	1,531	-

Fixed maturities	59,024	2,983	1,537	60,470	(117)
Other fixed maturities (1)	1,932	-	-	1,932	-

Total fixed maturities available-for-sale	60,956	2,983	1,537	62,402	(117)

Equity securities available-for-sale	366	95	3	458	-

Total fixed maturities and equity securities available-for-sale	$61,322	$3,078	$1,540	$62,860	$(117)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in AOCI which were not included in earnings.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2011, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$1,535	$1,567
Due after one year through five years	11,097	11,524
Due after five years through ten years	10,021	10,800
Due after ten years	34,067	38,649

	56,720	62,540
Asset-backed and mortgage-backed securities	4,970	4,726

Total	$61,690	$67,266

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income:

Credit losses on available-for-sale fixed maturities:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$399	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	38	93
Credit losses for which an other-than-temporary impairment was previously recognized	13	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(70)	(65)

Balance, end of year	$380	$399

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	December 31, 2011

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,854	$106	$2,911	$467	$5,765	$573
Commercial mortgage-backed securities	359	8	327	124	686	132
Residential mortgage-backed securities	30	2	320	206	350	208
Collateralized debt obligations	5	1	123	85	128	86
Other asset-backed securities	74	3	80	6	154	9
Obligations of states and political subdivisions	-	-	93	1	93	1
Debt securities issued by foreign governments	-	-	104	6	104	6

Total fixed maturities available-for-sale	3,322	120	3,958	895	7,280	1,015
Equity securities available-for-sale	37	9	12	1	49	10

Total	$3,359	$129	$3,970	$896	$7,329	$1,025

	December 31, 2010

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$4,729	$173	$3,345	$390	$8,074	$563
Commercial mortgage-backed securities	269	15	448	105	717	120
Residential mortgage-backed securities	-	-	409	226	409	226
Collateralized debt obligations	-	-	135	110	135	110
Other asset-backed securities	72	2	140	7	212	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	5,924	390	-	-	5,924	390
Obligations of states and political subdivisions	1,983	92	133	20	2,116	112
Debt securities issued by foreign governments	86	1	56	6	142	7

Total fixed maturities available-for-sale	13,063	673	4,666	864	17,729	1,537
Equity securities available-for-sale	45	3	-	-	45	3

Total	$13,108	$676	$4,666	$864	$17,774	$1,540

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities increased to $619 million at December 31, 2011 from $464 million at December 31, 2010.

At December 31, 2011 and 2010, there were 919 and 1,138 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,015 million and $1,537 million, respectively, of which the single largest unrealized loss was $31 million and $198 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2011 and 2010, there were 125 and 73 equity securities with an aggregate gross unrealized loss of $10 million and $3 million, respectively, of which the single largest unrealized loss was $2 million and $1 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $464 million were non-income producing for the year ended December 31, 2011. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2011.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities. There were no securities on loan and no collateral held as of December 31, 2011 and 2010. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2011 and 2010, fixed maturity securities with a fair value of $36 million and $34 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,017	East North Central	$1,511
Industrial	1,743	East South Central	219
Office buildings	4,029	Middle Atlantic	2,288
Retail	3,579	Mountain	888
Mixed use	183	New England	1,017
Agricultural	622	Pacific	3,665
Agri business	930	South Atlantic	2,904
Other	916	West North Central	568
		West South Central	771
		Canada/Other	188

Provision for losses	(45)	Provision for losses	(45)

Total	$13,974	Total	$13,974

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge- offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2011	$34	38	(1)	(26)	$45

Year ended December 31, 2010	42	38	(5)	(41)	34

Year ended December 31, 2009	29	36	-	(23)	42

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $119 million were non-income producing for the year ended December 31, 2011. Mortgage loans with a carrying value of $119 million were on nonaccrual status at December 31, 2011. At December 31, 2011, mortgage loans with a carrying value of $89 million were delinquent by less than 90 days and $60 million were delinquent by 90 days or more.

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2011	2010

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$131	$115
Allowance for credit losses	(45)	(34)

Net impaired mortgage loans on real estate	$86	$81

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)

Average recorded investment in impaired loans	$109	$130	$113
Interest income recognized on impaired loans	-	-	-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2011	2010

	(in millions)
AAA	$154	$116
AA	1,310	1,335
A	2,749	2,523
BBB	8,811	8,488
BB	577	570
B & Lower and Unrated	373	311

Total	$13,974	$13,343

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $146 million was non-income producing for the year ended December 31, 2011. Depreciation expense on investment real estate, agriculture, and timber was $69 million, $63 million, and $53 million in 2011, 2010, and 2009, respectively. Accumulated depreciation was $514 million and $467 million at December 31, 2011 and 2010, respectively.

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. Equity method investments totaled $4,000 million and $3,571 million at December 31, 2011 and 2010, respectively. Net investment income on investments accounted for under the equity method totaled $217 million, $199 million, and $78 million in 2011, 2010, and 2009, respectively. Total combined assets of such investments were $55,077 million and $46,563 million (consisting primarily of investments) and total combined liabilities were $16,482 million and $14,546 million (including $10,547 million and $8,911 million of debt) at December 31, 2011 and 2010, respectively. Total combined revenues and expenses of these investments in 2011 were $3,683 million and $4,759 million, respectively, resulting in $1,076 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2010 were $3,998 million and $4,895 million, respectively, resulting in $897 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following information summarizes the components of net investment income and net realized investment and other losses:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Net investment income
Fixed maturities	$3,425	$3,199	$3,252
Equity securities	9	10	18
Mortgage loans on real estate	798	766	739
Investment real estate, agriculture, and timber	205	171	146
Policy loans	305	326	332
Short-term investments	9	12	27
Derivatives	196	12	(104)
Equity method investments and other	303	269	118

Gross investment income	5,250	4,765	4,528

Less investment expenses	261	269	277

Net investment income	$4,989	$4,496	$4,251

	Years ended December 31,

	2011	2010	2009

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$1,131	$726	$(164)
Equity securities	(11)	29	(30)
Mortgage loans on real estate	(82)	(62)	(83)
Derivatives	349	(362)	(1,321)
Other invested assets	62	30	(49)
Amounts credited to participating contract holders	(102)	(83)	(149)

Net realized investment and other gains (losses)	$1,347	$278	$(1,796)

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(3) million, $(18) million, and $(107) million is included in net realized investment and other gains (losses) for the years ended December 31, 2011, 2010, and 2009, respectively.

The change in net unrealized (losses) gains on held-for-trading equities, included in net realized investment and other gains (losses) was $(10) million, $7 million, and $23 million for the years ended December 31, 2011, 2010 and 2009, respectively.

For the years ended December 31, 2011, 2010, and 2009, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $100 million, $106 million, and $111 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $1,619 million, $774 million, and $363 million for the years ended December 31, 2011, 2010, and 2009, respectively, and gross losses were realized on the sale of available-for-sale securities of $291 million, $194 million, and $131 million for the years ended December 31, 2011, 2010, and 2009, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $70 million, $115 million, and $663 million for the years ended December 31, 2011, 2010, and 2009, respectively, were recognized in the Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The variable interest holder, if any, that has the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE is deemed to be the primary beneficiary and must consolidate the VIE. The Company’s analysis to determine whether it is the primary beneficiary of a VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary, and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2011		2010

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations	$198	$147	$451	$368

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

	December 31,
	2011			2010

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$448	$-	$-	$1,033	$-	$-
Real estate limited partnerships (4)	1,275	377	392	1,307	441	455
Timber funds (5)	2,385	109	136	2,418	106	143

Total	$4,108	$486	$528	$4,758	$547	$598

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2011	$-	$1,307	$146	$1,453
Impairment	-	(500)	-	(500)

Balance at December 31, 2011	$-	$807	$146	$953

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2010	$1,600	$1,307	$146	$3,053
Impairment	(1,600)	-	-	(1,600)

Balance at December 31, 2010	$-	$1,307	$146	$1,453

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. A reporting unit is defined as an operating segment or one level below an operating segment. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairments were reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense. There were no impairments recorded in 2009, and there were no accumulated impairment losses at December 31, 2009.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$1,959	$2,171
Amortization	(389)	(66)
Change due to unrealized investment gains	(249)	(146)

Balance, end of year	$1,321	$1,959

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2012	$137
2013	127
2014	109
2015	106
2016	100

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	60	337
Other investment management contracts	64	31	33

Total	$1,361	$91	$1,270

December 31, 2010
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	48	349
Other investment management contracts	64	28	36

Total	$1,361	$76	$1,285

Amortization expense for other intangible assets was $15 million, $14 million, and $13 million for the years ended December 31, 2011, 2010, and 2009, respectively. Amortization expense for other intangible assets is expected to be approximately $16 million in 2012, $18 million in 2013, $18 million in 2014, $17 million in 2015, and $17 million in 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$9,652	$9,186
Capitalization	915	1,228
Amortization	(2,551)	(664)
Change due to unrealized investment gains	(1,036)	(98)

Balance, end of year	$6,980	$9,652

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$354	$379
Capitalization	11	12
Amortization	(136)	(22)
Change due to unrealized investment gains	(23)	(15)

Balance, end of year	$206	$354

Note 6 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. The Company reported a reinsurance recoverable from JHRECO for ceded reserves and cost of reinsurance of ($122) million and ($102) million at December 31, 2011 and 2010, respectively, on the Company’s Consolidated Balance Sheets. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance payable to JHRECO of $35 million and $23 million, which was included with amounts due from and held for affiliates on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $93 million, $1 million, and $47 million during the years ended December 31, 2011, 2010, and 2009, respectively. Claims incurred ceded to JHRECO were $520 million, $465 million, and $476 million during the years ended December 31, 2011, 2010, and 2009, respectively.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis and a modified coinsurance basis where the related financial assets remain invested with the Company. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance funds withheld from JHRECO of $5,439 million and $4,784 million at December 31, 2011 and 2010, respectively, and recorded reinsurance recoverable from JHRECO of $5,981 million and $5,414 million at December 31, 2011 and 2010, respectively, on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $609 million, $625 million, and $644 million during the years ended December 31, 2011, 2010, and 2009, respectively. Claims incurred ceded to JHRECO were $271 million, $245 million, and $207 million during the years ended December 31, 2011, 2010, and 2009, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,308 million and $1,563 million as of December 31, 2011 and 2010, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance recoverable (payable) for ceded reserves and cost of reinsurance of ($205) million and $1,595 million. As of December 31, 2011 and 2010, respectively, the Company reported a coinsurance funds withheld liability of $0 million and $72 million on the Consolidated Balance Sheets. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance receivable from MRBL of $47 million and $180 million, which was included with amounts due from and held for affiliates. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2011 and 2010 were $2,463 million and $2,298 million, respectively, and are accounted for as fixed maturities available-for-sale.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $457 million, $412 million, and $394 million for the years ended December 31, 2011, 2010, and 2009, respectively. As of December 31, 2011 and 2010, the Company had amounts payable to MFC and MLI of $11 million and amounts receivable from MFC and MLI of $1 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7%, and interest is payable semi-annually. The notes mature on March 31, 2033. Interest expense was $29 million for each of the three years ended December 31, 2011, 2010, and 2009.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Pursuant to the merger of MHDLLC into JHFC, as discussed in Note 1, MHDLLC ceased to exist, and the loan was transferred to JHFC effective December 31, 2009. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Interest expense was $0 million, $1 million, and $2 million for the years ended December 31, 2011, 2010, and 2009, respectively.

The issuance of the above surplus notes by the Company was approved by the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”), and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist and the loan was transferred to MIC effective December 31, 2009. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.83% per annum. Interest income was $3 million, $3 million, and $4 million for the years ended December 31, 2011, 2010, and 2009, respectively.

On December 28, 2011, the Company issued a promissory note to Manulife Management Services Limited (“MMSL”) in the amount of $200 million. Interest on the loan is calculated at a fluctuating rate equal to LIBOR plus 0.1% per annum calculated and reset monthly and payable at maturity. Interest expense was $0 million for the year ended December 31, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

The fair value of the Company’s related party notes payable and note receivable totaled $748 million and $295 million, respectively, at December 31, 2011, and $540 million and $295 million, respectively at December 31, 2010.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans.

JHUSA, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of JHUSA may attract deposits from affiliates of JHUSA. At December 31, 2011 and 2010, JHUSA managed approximately $5,040 million and $5,875 million of deposits from affiliates, respectively.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2011	2010

	(in millions)
The Manufacturers Investment Corporation	$202	$48
John Hancock Financial Corporation	40	102
Manulife Reinsurance Limited	121	22
Manulife Reinsurance (Bermuda) Limited	81	281
Manulife Hungary Holdings KFT	5	51
John Hancock Insurance Company of Vermont	16	25
John Hancock Reassurance Company Limited	10	20
John Hancock Insurance Agency, Inc.	6	69

Total	$481	$618

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. Pursuant to the merger of JHLICO into JHUSA, as discussed in Note 1, those SignatureNotes became obligations of the Company. MFC continues to guarantee the SignatureNotes originally issued by JHLICO. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Direct	$3,782	$4,192	$4,271

Assumed	1,188	1,091	1,165

Ceded	(1,974)	(1,651)	(1,779)

Net life, health, and annuity premiums earned	$2,996	$3,632	$3,657

For the years ended December 31, 2011, 2010, and 2009, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $2,770 million, $2,597 million, and $2,579 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

On July 1, 2011, the Company paid $159 million in fees to affiliates related to the recapture of Life Retrocession business reserves and net liabilities of $103 million from Manulife Reinsurance Limited and Manufacturers Life Insurance Company (Barbados Branch) resulting in a decrease to net income of $170 million, net of tax.

Subsequent to the recapture transactions above, the Company entered into a 100% coinsurance treaty with Pacific Life Insurance Company effective July 1, 2011. This treaty facilitated the transfer of Life Retrocession business reserves and net liabilities of $655 million, cash of $199 million and miscellaneous assets of $30 million resulting in a pre-tax gain of $426 million, which was deferred and included in reinsurance recoverable on the Consolidated Balance Sheets. This gain is amortized on a straight line basis over 10 years. Gain amortization for the year ended December 31, 2011 was $21 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Credit Default Swaps. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A credit default swap is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2011			December 31, 2010
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$9,353	$734	$1,140	$11,995	$433	$709
	Foreign currency swaps	246	-	171	1,017	53	223
Cash flow hedges	Interest rate swaps	15,472	3,627	192	18,467	1,337	540
	Foreign currency swaps	1,833	183	325	1,861	29	189
	Foreign currency forwards	201	4	-	140	29	-
	Equity market contracts	25	-	10	20	1	1

Total Derivatives in Hedging Relationships		$27,130	$4,548	$1,838	$33,500	$1,882	$1,662

Non-Hedging Relationships
	Interest rate swaps	$71,640	$7,219	3,122	$38,111	$951	$915
	Interest rate futures	6,009	-	-	1,598	-	-
	Foreign currency swaps	1,561	163	154	1,660	128	166
	Foreign currency forwards	33	-	2	134	4	-
	Foreign currency futures	2,072	-	-	1,100	-	-
	Equity market contracts	24	-	10	31	3	1
	Equity index futures	9,063	-	-	4,954	-	-
	Interest rate options	336	9	-	181	-	-
	Credit default swaps	246	4	1	-	-	-
	Embedded derivatives – reinsurance contracts	-	10	2,686	-	9	1,253
	Embedded derivatives – participating pension contracts (1)	-	-	106	-	-	98
	Embedded derivatives – benefit guarantees (1)	-	2,914	1,061	-	1,497	456

Total Derivatives in Non-Hedging Relationships		90,984	10,319	7,142	47,769	2,592	2,889

Total Derivatives (2)		$118,114	$14,867	$8,980	$81,269	$4,474	$4,551

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liabilities position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2011, 2010, and 2009, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2011, the Company had no hedges of firm commitments.

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2011

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign currency swaps	Fixed-rate assets	(21)	10	(11)

Total		$(228)	$319	$91

Year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign currency swaps	Fixed-rate assets	(73)	111	38

Total		$(81)	$204	$123

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2010, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011 certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its long-term care business. As a result of the continued volatility in interest rates and current trends within long-term care, the Company de-designated $3.9 billion (notional principal) of forward-starting interest rate swaps. The accumulated other comprehensive income related to these de-designated swaps continues to be deferred because the forecasted transactions are still possible of occurring. The deferred OCI related to the de-designated swaps amounted to $432 million, net of tax, as of December 31, 2011. If the forecasted transaction does occur, this amount will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in earnings. If the forecasted transaction becomes unlikely, the amount will be reclassified to earnings in that period.

The following tables present the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity and Comprehensive Income (Loss):

Year ended December 31, 2011

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	(7)	-	-

Total		$1,777	$59	$14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Inflation indexed liabilities	(43)	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Share-based payments	(3)	-	-

Total		$(37)	$(129)	$3

Year ended December 31, 2009
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108		-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Share-based payments	4	-	-

Total		$(1,000)	$(5)	$(17)

The Company anticipates that pre-tax net gains of approximately $32 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 35 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see Note 14 — Shareholder’s Equity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), U.S. Treasury futures, and foreign currency futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

Beginning in December 2010, the Company implemented a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

For the years ended December 31, 2011, 2010, and 2009, net gains and losses related to derivatives in a non-hedge relationship were recognized by the Company, and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2011	2010	2009
	(in millions)
Non-Hedging Relationships
Interest rate swaps	$3,230	$145	$(906)
Interest rate futures	(237)	(56)	3
Interest rate options	1	(1)	4
Credit default swaps	-	-	-
Foreign currency swaps	17	(68)	(121)
Foreign currency forwards	(10)	22	18
Foreign currency futures	16	(18)	(24)
Embedded derivatives	153	(93)	(1,390)
Equity market contracts	(1)	12	30
Equity index futures	(318)	(652)	(293)

Total Investment Gains (Losses) from Derivatives in Non-Hedging Relationships	$2,851	$(709)	$(2,679)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via credit default swaps (“CDSs”) in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the credit default swap protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2011. The Company did not sell any credit default swaps for the year ended December 31, 2010.

	Notional amount[2]	Fair value	Weighted average maturity (in years)[3]
		(in millions)
Single name credit default swaps[1]
Corporate Debt
AAA	$25	$ 1	5
AA	85	2	5
A	105	1	5

Total credit default swap protection sold	$215	$ 4

1	The rating agency designations are based on S&P where available followed by Moody’s, DBRS, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
2	Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.
3	The weighted average maturity of the credit default swaps is weighted based on notional amounts.

The Company also purchased credit protection with a total notional amount of $31 million and a fair value of $1 million. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 5.5 years. The Company did not purchase any credit protection for the year ended December 31, 2010.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see Note 16 — Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2011 and 2010, the Company accepted collateral consisting of cash of $1,446 million and $0, and various securities with a fair value of $5,591 million and $824 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2011 and 2010, the Company pledged collateral of $134 million and $690 million, respectively, which is included in available-for-sale fixed maturities on the Consolidated Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2011	2010

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$7,586	$7,719
Net amount at risk related to deposits	174	156
Average attained age of contract holders	52	51

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2011	2010

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$23,864	$25,630
Net amount at risk — net of reinsurance	174	140
Average attained age of contract holders	65	65

Return of net deposits plus a minimum return
In the event of death
Account value	$562	$702
Net amount at risk — net of reinsurance	332	318
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,558	$29,399
Net amount at risk — net of reinsurance	559	485
Average attained age of contract holders	65	65

Guaranteed Minimum Income Benefit
Account value	$5,102	$6,276
Net amount at risk — net of reinsurance	50	41
Average attained age of contract holders	64	64

Guaranteed Minimum Withdrawal Benefit
Account value	$36,581	$39,034
Net amount at risk	1,116	782
Average attained age of contract holders	65	64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2011	2010

	(in billions)
Type of Fund
Equity	$27	$30
Balanced	21	23
Bond	7	7
Money Market	2	2

Total	$57	$62

The following table summarizes the liabilities for guarantees on variable annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2011	$225	$177	$507	$909
Incurred guarantee benefits	(66)	(75)	-	(141)
Other reserve changes	88	109	658	855

Balance at December 31, 2011	247	211	1,165	1,623
Reinsurance recoverable	(82)	(2,046)	(953)	(3,081)

Net balance at December 31, 2011	$165	$(1,835)	$212	$(1,458)

Balance at January 1, 2010	$253	$209	$663	$1,125
Incurred guarantee benefits	(100)	(60)	-	(160)
Other reserve changes	72	28	(156)	(56)

Balance at December 31, 2010	225	177	507	909
Reinsurance recoverable	(78)	(1,120)	(421)	(1,619)

Net balance at December 31, 2010	$147	$(943)	$86	$(710)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815, “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2011 and 2010:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

•

Annuity mortality for 2011 was based on the Ruark table (2010 was based on the 1994 MGDB table) multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC for GMWB and the reinsurers for GMIB.

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2011 and 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2011	2010

	(in millions)
Liabilities
Future policy benefits	$8,349	$8,443
Policyholders’ funds	76	78
Policyholder dividends payable	180	184
Other closed block liabilities	636	604

Total closed block liabilities	9,241	9,309

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$2,918; 2010—$2,898)	3,250	3,094
Mortgage loans on real estate	579	643
Investment real estate	692	679
Policy loans	1,586	1,550
Other invested assets	4	2

Total investments	6,111	5,968

Cash borrowings and cash equivalents	(339)	(173)
Accrued investment income	102	104
Amounts due from and held for affiliates	1,885	1,830
Other closed block assets	574	643

Total assets designated to the closed block	8,333	8,372

Excess of closed block liabilities over assets designated to the closed block	908	937
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $265 and $199, respectively	492	370
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $82 and $64, respectively	(153)	(119)
Foreign currency translation adjustment	(70)	(79)

Total amounts included in accumulated other comprehensive income	269	172

Maximum future earnings to be recognized from closed block assets and liabilities	$1,177	$1,109

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$558	$597	$624
Net investment income	374	416	458
Net realized investment and other gains (losses)	24	96	(37)

Total revenues	956	1,109	1,045

Benefits and Expenses
Benefits to policyholders	668	713	734
Policyholder dividends	354	367	392
Amortization of deferred policy acquisition costs	14	(28)	(76)
Other closed block operating costs and expenses	29	28	25

Total benefits and expenses	1,065	1,080	1,075

Revenues, net of benefits and expenses before income taxes	(109)	29	(30)
Income tax (benefit) expense	(41)	11	(11)

Revenues, net of benefits and expenses and income taxes	$(68)	$18	$(19)

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2011	2010

	(in millions)
Beginning of period	$1,109	$1,127
Revenues, net of benefits and expenses and income taxes	68	(18)

End of period	$1,177	$1,109

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2011	2010

	(in millions)
Liabilities
Future policy benefits	$10,654	$10,798
Policyholders’ funds	1,506	1,501
Policyholder dividends payable	367	401
Other closed block liabilities	409	116

Total closed block liabilities	12,936	12,816

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$6,411; 2010—$6,530)	6,939	6,766
Equity securities:
Available-for-sale—at fair value (cost: 2011—$11; 2010—$9)	12	12
Mortgage loans on real estate	2,284	2,105
Policy loans	1,491	1,500
Other invested assets	104	121

Total investments	10,830	10,504

Cash borrowings, cash, and cash equivalents	(36)	(38)
Accrued investment income	133	141
Other closed block assets	88	92

Total assets designated to the closed block	11,015	10,699

Excess of closed block liabilities over assets designated to the closed block	1,921	2,117
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $194 and $98, respectively	358	183

Maximum future earnings to be recognized from closed block assets and liabilities	$2,279	$2,300

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$577	$621	$648
Net investment income	576	585	588
Net realized investment and other gains (losses)	73	18	(12)

Total revenues	1,226	1,224	1,224

Benefits and Expenses
Benefits to policyholders	729	733	761
Policyholder dividends	412	439	461
Other closed block operating costs and expenses	52	11	3

Total benefits and expenses	1,193	1,183	1,225

Revenues, net of benefits and expenses before income taxes	33	41	(1)
Income tax expense (benefit)	12	12	(2)

Revenues, net of benefits and expenses and income taxes	$21	$29	$1

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2011	2010

	(in millions)
Beginning of period	$2,300	$2,329
Revenues, net of benefits and expenses and income taxes	(21)	(29)

End of period	$2,279	$2,300

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2011	2010

	(in millions)
Short-term debt:
Current maturities of long-term debt	$11	$7

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	487	489
Fixed rate notes payable, interest ranging from 5.8% to 13.84% due in varying amounts to 2017	106	149
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15% due in varying amounts to 2019	59	222
Fair value adjustments related to interest rate swaps (1)	(14)	(15)

	638	845
Less current maturities of long-term debt	(11)	(7)

Total long-term debt	$627	$838

Consumer notes:
Notes payable, interest ranging from 0.71% to 6.00% due in varying amounts to 2028	$819	$966

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. These swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2012—$11 million; 2013—$0 million; 2014—$28 million; 2015—$0 million; 2016—$58 million; and thereafter—$541 million.

Interest expense on debt, included in other operating costs and expenses, was $49 million, $47 million, and $34 million in 2011, 2010, and 2009, respectively. Interest paid on debt was $52 million, $47 million, and $34 million in 2011, 2010, and 2009, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Commissioner.

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2012—$110 million; 2013—$56 million; 2014—$234 million; 2015—$147 million; 2016—$66 million; and thereafter—$197 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Interest expense on consumer notes, included in other operating costs and expenses, was $42 million, $48 million, and $47 million in 2011, 2010, and 2009, respectively. Interest paid amounted to $42 million, $48 million, and $50 million in 2011, 2010, and 2009, respectively.

Line of Credit

At December 31, 2011, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2011. At December 31, 2011, the Company had no outstanding borrowings under the agreement.

At December 31, 2011, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2011. At December 31, 2011, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes

For the 2011 and 2010 tax years, the Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, MHDLLC merged into JHFC resulting in a new consolidated group. Prior to the merger, the Company filed tax returns as part of two consolidated groups, MHDLLC and JHFC. MHDLLC included JHUSA and JHFC included JHLICO and JHVLICO. John Hancock Life and Health Insurance Company (“JHLH”), a subsidiary of the Company, was included in the legacy JHFC consolidated return for 2009. In compliance with Life / Non-Life consolidated return regulations, JHLH must file a separate federal income tax return for a five-year period beginning in 2010.

(Loss) income before income taxes includes the following:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Domestic	$(1,216)	$(655)	$304

(Loss) income before income taxes	$(1,216)	$(655)	$304

The components of income taxes were as follows:
	Years ended December 31,
	2011	2010	2009

	(in millions)
Current taxes:
Federal	$(233)	$(224)	$(39)
State	1	-	3

Total	(232)	(224)	(36)

Deferred taxes:
Federal	(126)	449	30
State	-	(3)	(1)

Total	(126)	446	29

Total income tax (benefit) expense	$(358)	$222	$(7)

A reconciliation of income taxes at the federal income tax rate to income tax (benefit) expense charged to operations follows:
	Years ended December 31,
	2011	2010	2009

	(in millions)
Tax at 35%	$(425)	$(229)	$106
Add (deduct):
Prior year taxes	27	47	14
Tax credits	(74)	(65)	(76)
Tax-exempt investment income	(130)	(119)	(76)
Lease income	1	(5)	63
Unrecognized tax benefits	67	34	(44)
Goodwill impairment	175	560	-
Other	1	(1)	6

Total income tax (benefit) expense	$(358)	$222	$(7)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2011	2010

	(in millions)
Deferred tax assets:
Policy reserves	$2,752	$1,309
Net operating loss carryforwards	666	725
Net capital loss carryforwards	-	106
Tax credits	700	732
Unearned revenue	702	907
Deferred compensation	61	48
Federal interest accrued	437	381
Policyholder dividends payable	156	135
Other	145	99

Total deferred tax assets	5,619	4,442

Deferred tax liabilities:
Unrealized investment gains on securities	2,225	653
Deferred policy acquisition costs	2,062	2,503
Intangible assets	1,042	1,134
Premiums receivable	37	56
Deferred sales inducements	89	124
Deferred gains	577	638
Securities and other investments	3,671	1,843
Other	130	256

Total deferred tax liabilities	9,833	7,207

Net deferred tax liabilities	$4,214	$2,765

At December 31, 2011, the Company had $1,903 million of net operating loss carryforwards which will expire between 2023 and 2025. At December 31, 2011, the Company had $700 million of tax credits, which consist of $580 million of general business credits, $95 million of foreign tax credits, and $25 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2031. The foreign tax credits begin to expire in tax year 2014 through tax year 2021. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

In 2011, the Company received income tax refunds of $181 million from affiliates under the terms of its inter-company tax-sharing agreement and income tax refunds of $20 million from the Internal Revenue Service (“IRS”). In 2010, the Company received income tax refunds of $60 million from affiliates under the inter-company tax sharing agreement and made income tax payments of $29 million to the IRS.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination with the IRS. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996. As described above, in 2010, the Company’s common parent, MHDLLC merged into JHFC resulting in a new consolidated group. The returns for the new combined group beginning in tax year 2010 have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2004 have been closed with the exception of an outstanding claim for refund; tax years 2004 through 2007 are in IRS appeals and tax years 2008 through 2009 are currently under examination by the IRS. The MHDLLC legacy group filed its final consolidated tax return in 2009. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2001. The IRS has issued statutory notices of deficiency relating to issues in these years. The Company filed a petition in U.S. Tax Court to contest and the trial was completed in 2011. These years will remain open until the Tax Court case is resolved. For tax years 2002 through 2006, the legacy JHFC group is currently in appeals. JHFC tax returns for all subsequent years have not yet been examined. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$2,396	$2,161
Additions based on tax positions related to the current year	212	202
Additions for tax positions of prior years	10	177
Reductions for tax positions of prior years	(6)	(144)

Balance, end of year	$2,612	$2,396

Included in the balances as of December 31, 2011 and 2010, respectively, are $387 million and $338 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2011 and 2010, respectively, are $2,225 million and $2,058 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2004 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2011, 2010, and 2009, the Company recognized approximately $161 million, $166 million, and $224 million in interest expense, respectively. The Company had approximately $1,191 million and $1,030 million accrued for interest as of December 31, 2011 and 2010, respectively. Penalties were less than $1 million for each of the years ended December 31, 2011, 2010, and 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $2,048 million and $144 million, respectively, at December 31, 2011. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately half of these commitments expire in 2012, and the remainder expire by 2016.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $20 million, $24 million, and $26 million for the years ended December 31, 2011, 2010, and 2009, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income

	(in millions)
2012	$ 43	$ 16
2013	39	17
2014	29	14
2015	15	3
2016	9	-
Thereafter	404	-

Total	$539	$ 50

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2011.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2011 and 2010, the Company increased this provision by $0 million and $94 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after-tax exposure including interest would be an additional estimated $240 million at December 31, 2011.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,883)	3,498	-	-	-	3,498
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $67)	(126)	-	-	-	(126)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $354)	(658)	-	-	-	(658)

Net unrealized investment gains	2,916	-	-	-	2,916
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3)	-	(5)	-	-	(5)
Adoption of ASC 320, recognition of other-than-temporary impairments (net of deferred income tax benefit of $410)	(761)	-	-	-	(761)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment		Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2010	$198	$400	$9		$(478)	$129
Gross unrealized investment gains (net of deferred income tax expense of $808)	1,501	-	-		-	1,501
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $313)	(582)	-	-		-	(582)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23)	42	-	-		-	42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $100)	(185)	-	-		-	(185)

Net unrealized investment gains	776	-	-		-	776
Foreign currency translation adjustment	-	-	(53)		-	(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)	-	-	-		(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5)	-	-	-		9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)	-	-	-		2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20)	-	(37)	-		-	(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $69)	-	(129)	-		-	(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255)	-	-	-		473	473

Balance at December 31, 2010	$974	$234		$(44)	$4	$1,168

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2011	$974	$234	$(44)	$4	$1,168
Gross unrealized investment gains (net of deferred income tax expense of $1,858)	3,451	-	-	-	3,451
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $415)	(771)	-	-	-	(771)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)	-	-	-	(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $440)	(818)	-	-	-	(818)

Net unrealized investment gains	1,203	-	-	-	1,203
Foreign currency translation adjustment	-	-	13	-	13
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)	-	1,777	-	-	1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $32)	-	(59)	-	-	(59)

Balance at December 31, 2011	$2,177	$1,952	$(31)	$4	$4,102

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$5,932	$1,861	$547
Equity securities	365	360	249
Other investments	33	(14)	(3)

Total (1)	6,330	2,207	793

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(1,911)	(653)	(368)
Policyholder liabilities	(1,070)	(56)	(121)
Deferred income taxes	(1,172)	(524)	(106)

Total	(4,153)	(1,233)	(595)

Net unrealized investment gains	$2,177	$974	$198

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 6 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The Company’s statutory net (loss) income for the years ended December 31, 2011, 2010, and 2009 was $(2,888) million (unaudited), $40 million, and $(76) million, respectively. The Company’s statutory capital and surplus as of December 31, 2011 and 2010 was $4,971 million (unaudited) and $5,101 million, respectively.

Under Michigan state insurance laws, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Commissioner. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the lesser of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid no shareholder dividends for the years ended December 31, 2011 and 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the John Hancock Pension Plan, a qualified defined benefit plan, and the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan (collectively, “the Plans”), and the John Hancock Employee Welfare Plan (the “Welfare Plan”) as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Balance Sheet was a decrease in total liabilities of $460 million, a decrease in additional paid-in capital of $13 million, and an increase in accumulated other comprehensive income of $473 million, net of tax.

Prior to December 31, 2010, the Company sponsored the John Hancock Pension Plan that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010 and 2009 no contributions were made to the qualified plan.

Prior to December 31, 2010, the Company also sponsored the John Hancock Non-Qualified Pension Plan. an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for the John Hancock Non-Qualified Pension Plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million and $34 million in 2010 and 2009, respectively.

As of the transfer date, the assets and liabilities of the Plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Plans and will recognize its allocation from MIC of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. Prior to 2011, pension expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense (benefit) for the Plans was $41 million, $7 million and ($16) million in 2011, 2010 and 2009, respectively. The components of the $7 million in 2010 consisted of $32 million service cost, $124 million interest cost, ($161) million expected return on plan assets, ($3) million amortization of prior service cost and $15 million recognized actuarial loss. The components of the ($16) million in 2009 consisted of $30 million service cost, $128 million interest cost, ($175) million expected return on plan assets, ($3) million amortization of prior service cost and $4 million recognized actuarial loss. In 2010, benefits paid related to the qualified deferred benefit plan and the non-qualified plan were $175 million.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from MIC to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund the Welfare Plan in amounts at or below the annual tax qualified limits. The contribution to the Welfare Plan was $48 million and $54 million in 2010 and 2009, respectively.

As of the transfer date, the liabilities of the Welfare Plan became direct obligations of MIC, while JHUSA became a participating employer in the plan. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Welfare Plan and will recognize its allocation from MIC of the benefits paid on behalf of plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data to calculate claim payments relating to participants in these plans. Prior to 2011, the Welfare Plan expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for this plan was $46 million, $3 million, and $8 million in 2011, 2010 and 2009, respectively. The components of the $3 million in 2010 consisted of $1 million service cost, $28 million interest cost and ($26) million expected return on plan assets. The components of the $8 million in 2009 consisted of $1 million service cost, $33 million interest cost and ($26) million expected return on plan assets.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $6 million, $8 million, and $7 million in 2011, 2010, and 2009, respectively. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from MIC to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Expense for these plans is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for these defined contribution plans was $19 million, $18 million, and $19 million in 2011, 2010, and 2009, respectively.

Assumptions

Weighted-average assumptions used to determine the Company’s net periodic benefit cost for the years ended December 31, 2010 and 2009, when the Company was the sponsor, were as follows:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

Discount rate	5.50%	6.00%	5.50%	6.00%
Expected long-term return on plan assets	7.75%	8.00%	7.75%	8.00%
Rate of compensation increase	4.35%	4.10%	N/A	N/A
Health care cost trend rate for the following year			8.50%	8.50%
Ultimate trend rate			5.00%	5.00%
Year ultimate rate reached			2028	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2011		2010

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$67,266	$67,266	$60,470	$60,470
Held-for-trading	1,477	1,477	1,627	1,627
Equity securities:
Available-for-sale	439	439	458	458
Held-for-trading	97	97	130	130
Mortgage loans on real estate	13,974	15,335	13,343	14,301
Policy loans	5,220	5,220	5,050	5,050
Short-term investments	1,618	1,618	1,472	1,472
Cash and cash equivalents	3,296	3,296	2,772	2,772
Other invested assets (2)	368	368	179	179
Derivatives:
Interest rate swaps	11,580	11,580	2,721	2,721
Foreign currency swaps	346	346	210	210
Foreign currency forwards	4	4	33	33
Interest rate options	9	9	-	-
Equity market contracts	-	-	4	4
Credit default swaps	4	4	-	-
Embedded derivatives	2,924	2,924	1,506	1,506
Assets held in trust	2,463	2,463	2,298	2,298
Separate account assets	129,326	129,326	135,019	135,019

Total assets	$240,411	$241,772	$227,292	$228,250

Liabilities:
Consumer notes	$819	$837	$966	$983
Debt	638	677	845	839
Guaranteed investment contracts and funding agreements	577	577	1,833	1,850
Fixed-rate deferred and immediate annuities	9,415	9,307	9,491	9,463
Supplementary contracts without life contingencies	48	48	47	48
Derivatives:
Interest rate swaps	4,454	4,454	2,164	2,164
Foreign currency swaps	650	650	578	578
Foreign currency forwards	2	2	-	-
Equity market contracts	20	20	2	2
Credit default swaps	1	1	-	-
Embedded derivatives	3,853	3,853	1,807	1,807

Total liabilities	$20,477	$20,426	$17,733	$17,734

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,959 million and $1,932 million at December 31, 2011 and 2010, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,078 million and $3,704 million at December 31, 2011 and 2010, respectively.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include limited partnership interests and goodwill, which are reported at fair value only in the period in which impairment is recognized.

•	Other Assets and Liabilities Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Long-term debt at December 31, 2011 and 2010 includes variable and fixed rate notes related to consolidated variable interest entities.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Assets and Liabilities Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments can be comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$43,331	$-	$39,183	$4,148
Commercial mortgage-backed securities	3,132	-	2,834	298
Residential mortgage-backed securities	370	-	9	361
Collateralized debt obligations	131	-	17	114
Other asset-backed securities	1,093	-	1,049	44
U.S. Treasury and agency securities	12,823	-	12,823	-
Obligations of states and political subdivisions	4,964	-	4,428	536
Debt securities issued by foreign governments	1,422	-	1,422	-

Total fixed maturities available-for-sale	67,266	-	61,765	5,501

Fixed maturities held-for-trading:
Corporate debt securities	1,037	-	985	52
Commercial mortgage-backed securities	183	-	172	11
Residential mortgage-backed securities	2	-	-	2
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	31	-	31	-
U.S. Treasury and agency securities	144	-	144	-
Obligations of states and political subdivisions	75	-	65	10
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,477	-	1,399	78

Equity securities available-for-sale	439	439	-	-
Equity securities held-for-trading	97	97	-	-
Short-term investments	1,618	-	1,618	-
Other invested assets (2)	368	-	-	368
Derivative assets (3):
Interest rate swaps	11,580	-	11,518	62
Foreign currency swaps	346	-	346	-
Foreign currency forwards	4	-	4	-
Interest rate options	9	-	-	9
Credit default swaps	4	-	-	4
Embedded derivatives (4):
Reinsurance contracts	10	-	10	-
Benefit guarantees	2,914	-	-	2,914
Assets held in trust (5)	2,463	786	1,605	72
Separate account assets (6)	129,326	124,896	2,311	2,119

Total assets at fair value	$217,921	$126,218	$80,576	$11,127

Liabilities:
Derivative liabilities (3):
Interest rate swaps	$4,454	$-	$4,446	$8
Foreign currency swaps	650	-	612	38
Foreign currency forwards	2	-	2	-
Equity market contracts	20	-	-	20
Credit default swaps	1	-	-	1
Embedded derivatives (4):
Reinsurance contracts	2,686	-	2,686	-
Participating pension contracts	106	-	106	-
Benefit guarantees	1,061	-	-	1,061

Total liabilities at fair value	$8,980	$-	$7,852	$1,128

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

	December 31, 2010
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,199	$-	$37,898	$3,301
Commercial mortgage-backed securities	4,247	-	3,762	485
Residential mortgage-backed securities	460	-	10	450
Collateralized debt obligations	136	-	33	103
Other asset-backed securities	1,029	-	950	79
U.S. Treasury and agency securities	7,841	-	7,841	-
Obligations of states and political subdivisions	4,027	-	3,619	408
Debt securities issued by foreign governments	1,531	-	1,531	-

Total fixed maturities available-for-sale	60,470	-	55,644	4,826

Fixed maturities held-for-trading:
Corporate debt securities	1,177	-	1,141	36
Commercial mortgage-backed securities	224	-	209	15
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	66	-	65	1
U.S. Treasury and agency securities	101	-	101	-
Obligations of states and political subdivisions	51	-	51	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,627	-	1,569	58

Equity securities available-for-sale	458	458	-	-
Equity securities held-for-trading	130	130	-	-
Short-term investments	1,472	-	1,472	-
Other invested assets (2)	179	-	-	179
Derivative assets (3):
Interest rate swaps	2,721	-	2,652	69
Foreign currency swaps	210	-	210	-
Foreign currency forwards	33	-	33	-
Equity market contracts	4	-	-	4
Embedded derivatives (4):
Reinsurance contracts	9	-	9	-
Benefit guarantees	1,497	-	-	1,497
Assets held in trust (5)	2,298	913	1,324	61
Separate account assets (6)	135,019	130,884	2,092	2,043

Total assets at fair value	$206,127	$132,385	$65,005	$8,737

Liabilities:
Derivative liabilities (3):
Interest rate swaps	$2,164	$-	$2,156	$8
Foreign currency swaps	578	-	534	44
Equity market contracts	2	-	-	2
Embedded derivatives (4):
Reinsurance contracts	1,253	-	1,253	-
Participating pension contracts	98	-	98	-
Benefit guarantees	456	-	-	456

Total liabilities at fair value	$4,551	$-	$4,041	$510

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,959 million and $1,932 million at December 31, 2011 and 2010, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,078 million and $3,704 million at December 31, 2011 and 2010, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 6 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.
(6)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2011 and 2010 are summarized as follows:

		Net realized/unrealized gains (losses) included in:				Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at Jan 1, 2011	Earnings (1)	AOCI (2)	Purchases	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at Dec 31, 2011

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$(424)	$336	$ (150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	(14)	536	-

Total fixed maturities available-for-sale	4,826	(16)	291	959	(727)	352	(184)	5,501	-

Fixed maturities held-for-trading:
Corporate debt securities	36	14	-	23	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	10	1

Total fixed maturities held-for-trading	58	14	-	32	(7)	-	(19)	78	14
Other invested assets	179	18	-	62	(50)	159	-	368	22

Net derivatives	19	1	19	13	-	-	(44)	8	2
Net embedded derivatives	1,041	812 (4)	-	-	-	-	-	1,853	812
Assets held in trust	61	-	12	-	(1)	-	-	72	12
Separate account assets (5)	2,043	(15)	53	67	(29)	-	-	2,119	60

Total	$8,227	$814	$375	$1,133	$(814)	$511	$(247)	$9,999	$922

The Company had no issuances in 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

		Net realized/unrealized gains (losses) included in:			Purchases, issuances, and settlements (net)	Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at January 1, 2010	Earnings (1)		AOCI (2)		Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2010

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$2,616	$(50)		$223	$80	$733	$(301)	$3,301	$-
Commercial mortgage-backed securities	435	1		105	(54)	-	(2)	485	-
Residential mortgage-backed securities	460	(22)		131	(119)	-	-	450	-
Collateralized debt obligations	78	(3)		39	(11)	-	-	103	-
Other asset-backed securities	91	(4)		14	(22)	-	-	79	-
Obligations of states and political subdivisions	230	-		(6)	247	342	(405)	408	-
Debt securities issued by foreign governments	65	-		(65)	-	-	-	-	-

Total fixed maturities available-for-sale	3,975	(78)		441	121	1,075	(708)	4,826	-

Fixed maturities held-for-trading:
Corporate debt securities	16	15		-	4	2	(1)	36	15
Commercial mortgage-backed securities	10	5		-	-	-	-	15	5
Residential mortgage-backed securities	3	-		-	-	-	-	3	1
Collateralized debt obligations	1	2		-	-	-	-	3	2
Other asset-backed securities	1	-		-	-	-	-	1	-
Obligations of states and political subdivisions	3	-		-	3	-	(6)	-	-
Debt securities issued by foreign governments	13	(13)		-	-	-	-	-	(13)

Total fixed maturities held-for-trading	47	9		-	7	2	(7)	58	10
Other invested assets	157	18		-	4	-	-	179	12

Net derivatives	34	15		(30)	-	-	-	19	19
Net embedded derivatives	1,064	(23	)(4)	-	-	-	-	1,041	(23)
Assets held in trust	-	1		3	(10)	68	(1)	61	3
Separate account assets (5)	3,097	(13)		5	(125)	62	(983)	2,043	10

Total	$8,374	$(71)		$419	$(3)	$1,207	$ (1,699)	$8,227	$31

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in AOCI on the Consolidated Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as limited partnership interests and goodwill, which are reported at fair value only in the period in which impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. The Company recorded goodwill impairments of $500 million and $1,600 million during the years ended December 31, 2011 and 2010, respectively, and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2011, the Company’s remaining international insurance operations were transferred from the Corporate and Other Segment.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations. The income statement impact of goodwill impairment charges are recorded in this segment. In 2011, the Company’s remaining international insurance operations were transferred to the Insurance Segment.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 10 — Closed Blocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,354	$2,168	$313	$8,835
Net investment income	2,832	1,823	334	4,989
Net realized investment and other gains	1,108	196	43	1,347

Revenues	$10,294	$4,187	$690	$15,171

Net income (loss)	$51	$(260)	$(649)	$(858)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$174	$45	$(2)	$217
Carrying value of investments accounted for under the equity method	2,620	1,066	314	4,000
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,727	1,347	2	3,076
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax benefit	(12)	(279)	(67)	(358)
Segment assets	$94,655	$154,267	$25,783	$274,705

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,662	$2,489	$454	$7,605
Net investment income	2,553	1,710	233	4,496
Net realized investment and other gains (losses)	321	(202)	159	278

Revenues	$7,536	$3,997	$846	$12,379

Net income (loss)	$123	$506	$(1,506)	$(877)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$158	$62	$(21)	$199
Carrying value of investments accounted for under the equity method	2,157	1,129	285	3,571
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	512	239	1	752
Goodwill impairment	-	-	1,600	1,600
Interest expense	-	-	47	47
Income tax expense	53	135	34	222
Segment assets	$82,228	$160,978	$21,900	$265,106

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,451	$2,377	$504	$7,332
Net investment income	2,190	1,624	437	4,251
Net realized investment and other losses	(684)	(1,103)	(9)	(1,796)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,957	$2,899	$931	$9,787

Net (loss) income	$(249)	$412	$148	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(162)	63	92	(7)

The Company operates primarily in the United States and has no reportable major customers.

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2011 consolidated financial statements through the date on which the consolidated financial statements were issued. The Company did not have any subsequent events requiring disclosure.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Audited Financial Statements

December 31, 2011

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Audited Financial Statements

December 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H (“the Account,”) comprised of the following sub-accounts,

500 Index Trust B Series NAV

500 Index Trust Series I

500 Index Trust Series II

500 Index Trust Series NAV

Active Bond Trust Series I

Active Bond Trust Series II

All Cap Core Trust Series I

All Cap Core Trust Series II

All Cap Value Trust Series I

All Cap Value Trust Series II

American Asset Allocation Trust Series I

American Asset Allocation Trust Series II

American Asset Allocation Trust Series III

American Blue-Chip Income & Growth Trust Series II

American Blue-Chip Income & Growth Trust Series III

American Global Growth Trust Series II

American Global Growth Trust Series III

American Global Small Capitalization Trust Series II

American Global Small Capitalization Trust Series III

American Growth Trust Series II

American Growth Trust Series III

American Growth-Income Trust Series I

American Growth-Income Trust Series II

American Growth-Income Trust Series III

American High-Income Bond Trust Series II

American High-Income Bond Trust Series III

American International Trust Series II

American International Trust Series III

American New World Trust Series II

American New World Trust Series III

Balanced Trust Series I

Basic Value Focus

Blue Chip Growth Trust Series I

Blue Chip Growth Trust Series II

Bond PS Series II

Bond Trust Series I

Bond Trust Series II

Capital Appreciation Trust Series I

Capital Appreciation Trust Series II

Capital Appreciation Value Trust Series II

Core Allocation Plus Trust Series I

Core Allocation Plus Trust Series II

Core Allocation Trust Series I

Core Allocation Trust Series II

Core Allocation Trust Series NAV

Core Balanced Trust Series I

Core Balanced Trust Series II

Core Balanced Trust Series NAV

Core Balanced Strategy Trust Series NAV

Core Bond Trust Series II

Core Disciplined Diversification Trust Series II

Core Fundamental Holdings Trust Series II

Core Fundamental Holdings Trust Series III

Core Global Diversification Trust Series I

Core Global Diversification Trust Series II

Core Global Diversification Trust Series III

Core Strategy Trust Series II

Core Strategy Trust Series NAV

Disciplined Diversification Trust Series II

DWS Equity 500 Index

Equity-Income Trust Series I

Equity-Income Trust Series II

Financial Services Trust Series I

Financial Services Trust Series II

Founding Allocation Trust Series I

Founding Allocation Trust Series II

Fundamental All Cap Core Trust Series II

(Formerly, Optimized All Cap Trust Series II)

Fundamental Holdings Trust Series II

(Formerly, American Fundamental Holdings Trust Series II)

Fundamental Holdings Trust Series III

(Formerly, American Fundamental Holdings Trust Series III)

Fundamental Large Cap Value Trust Series II

(Formerly, Optimized Value Trust Series II)

Fundamental Value Trust Series I

Fundamental Value Trust Series II

Global Allocation

Global Bond Trust Series I

Global Bond Trust Series II

Global Diversification Trust Series II

(Formerly, American Global Diversification Trust Series II)

Global Trust Series I	Real Estate Securities Trust Series I
Global Trust Series II	Real Estate Securities Trust Series II
Health Sciences Trust Series I	Real Return Bond Trust Series II
Health Sciences Trust Series II	Science & Technology Trust Series I
High Yield Trust Series I	Science & Technology Trust Series II
High Yield Trust Series II	Short Term Government Income Trust Series I
International Core Trust Series I	Short Term Government Income Trust Series II
International Core Trust Series II	Small Cap Growth Trust Series I
International Equity Index Trust A Series I	Small Cap Growth Trust Series II
International Equity Index Trust A Series II	Small Cap Index Trust Series I
International Equity Index Trust B Series NAV	Small Cap Index Trust Series II
International Opportunities Trust Series II	Small Cap Opportunities Trust Series I
International Small Company Trust Series I	Small Cap Opportunities Trust Series II
International Small Company Trust Series II	Small Cap Value Trust Series I
International Value Trust Series I	Small Cap Value Trust Series II
International Value Trust Series II	Small Company Value Trust Series I
Investment Quality Bond Trust Series I	Small Company Value Trust Series II
Investment Quality Bond Trust Series II	Smaller Company Growth Trust Series I
Large Cap Trust Series I	Smaller Company Growth Trust Series II
Large Cap Trust Series II	Strategic Income Opportunities Trust Series I
Lifestyle Aggressive Trust Series I	Strategic Income Opportunities Trust Series II
Lifestyle Aggressive Trust Series II	Total Bond Market Trust A Series II
Lifestyle Balanced Trust Series I	Total Bond Market Trust A Series NAV
Lifestyle Balanced Trust Series II	Total Return Trust Series I
Lifestyle Balanced Trust Series NAV	Total Return Trust Series II
Lifestyle Balanced PS Series II	Total Stock Market Index Trust Series I
Lifestyle Conservative Trust Series I	Total Stock Market Index Trust Series II
Lifestyle Conservative Trust Series II	Ultra Short Term Bond Trust Series I
Lifestyle Conservative PS Series II	Ultra Short Term Bond Trust Series II
Lifestyle Growth Trust Series I	Utilities Trust Series I
Lifestyle Growth Trust Series II	Utilities Trust Series II
Lifestyle Growth Trust Series NAV	Value Opportunities
Lifestyle Growth PS Series II	Value Trust Series I
Lifestyle Moderate Trust Series I	Value Trust Series II
Lifestyle Moderate Trust Series II
Lifestyle Moderate PS Series II
Mid Cap Index Trust Series I
Mid Cap Index Trust Series II
Mid Cap Stock Trust Series I
Mid Cap Stock Trust Series II
Mid Value Trust Series I
Mid Value Trust Series II
Money Market Trust Series I
Money Market Trust Series II
Money Market Trust B Series NAV
Mutual Shares Trust Series I
Natural Resources Trust Series II
PIMCO All Asset

as of December 31, 2011, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the American Bond Trust Series II, American Bond Trust Series III, High Income Trust Series II, Large Cap Value Trust Series I, and Large Cap Value Trust Series II sub-accounts for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2011, and the results of their operations and the changes in their contract owners’ equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2012

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	500 Index Trust B Series NAV	500 Index Trust Series I	500 Index Trust Series II	500 Index Trust Series NAV	Active Bond Trust Series I	Active Bond Trust Series II
Total Assets
Investments at fair value	$44,281,011	$43,081,469	$40,653,069	$162,262,341	$52,724,444	$258,088,199

Net Assets
Contracts in accumulation	$44,276,325	$43,047,087	$40,653,069	$162,262,341	$52,617,956	$258,076,159
Contracts in payout (annuitization)	4,686	34,382	—	—	106,488	12,040

Total net assets	$44,281,011	$43,081,469	$40,653,069	$162,262,341	$52,724,444	$258,088,199

Units outstanding	4,146,994	3,979,638	2,896,328	9,175,534	3,127,533	15,698,327
Unit value	$10.68	$10.83	$14.04	$17.68	$16.86	$16.44

Shares	2,818,651	3,923,631	3,716,003	14,996,520	5,424,325	26,497,762
Cost	$48,675,222	$39,922,127	$38,706,844	$150,395,432	$51,110,130	$248,959,492

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	All Cap Core Trust Series I	All Cap Core Trust Series II	All Cap Value Trust Series I	All Cap Value Trust Series II	American Asset Allocation Trust Series I	American Asset Allocation Trust Series II
Total Assets
Investments at fair value	$40,581,446	$6,662,130	$22,185,319	$24,272,869	$133,210,095	$1,178,706,303

Net Assets
Contracts in accumulation	$40,530,650	$6,662,130	$22,185,319	$24,272,869	$133,069,650	$1,178,706,303
Contracts in payout (annuitization)	50,796	—	—	—	140,445	—

Total net assets	$40,581,446	$6,662,130	$22,185,319	$24,272,869	$133,210,095	$1,178,706,303

Units outstanding	2,644,244	434,468	1,367,033	1,399,829	11,511,602	102,406,703
Unit value	$15.35	$15.33	$16.23	$17.34	$11.57	$11.51

Shares	2,468,458	405,980	2,783,603	3,049,355	12,176,426	107,644,411
Cost	$37,339,100	$7,441,497	$20,330,009	$22,873,706	$105,823,065	$1,054,439,510

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	American Asset Allocation Trust Series III	American Blue- Chip Income & Growth Trust Series II	American Blue- Chip Income & Growth Trust Series III	American Global Growth Trust Series II	American Global Growth Trust Series III	American Global Small Capitalization Trust Series II
Total Assets
Investments at fair value	$145,762,661	$60,532,985	$164,387,498	$146,410,023	$3,433,310	$49,914,083

Net Assets
Contracts in accumulation	$145,762,661	$60,449,187	$164,387,498	$146,410,023	$3,433,310	$49,898,660
Contracts in payout (annuitization)	—	83,798	—	—	—	15,423

Total net assets	$145,762,661	$60,532,985	$164,387,498	$146,410,023	$3,433,310	$49,914,083

Units outstanding	11,486,212	3,673,748	13,985,211	13,480,728	292,500	5,414,617
Unit value	$12.69	$16.48	$11.75	$10.86	$11.74	$9.22

Shares	13,336,017	5,478,098	14,903,672	14,510,409	340,606	6,200,507
Cost	$116,034,957	$69,330,471	$140,519,154	$153,911,504	$3,234,103	$49,662,061

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	American Global Small Capitalization Trust Series III	American Growth Trust Series II	American Growth Trust Series III	American Growth Income Trust Series I	American Growth Income Trust Series II	American Growth Income Trust Series III
Total Assets
Investments at fair value	$32,465,904	$813,415,363	$97,873,547	$120,909,326	$673,246,430	$75,720,484

Net Assets
Contracts in accumulation	$32,465,904	$813,307,666	$97,873,547	$120,701,729	$673,143,278	$75,720,484
Contracts in payout (annuitization)	—	107,697	—	207,597	103,152	—

Total net assets	$32,465,904	$813,415,363	$97,873,547	$120,909,326	$673,246,430	$75,720,484

Units outstanding	3,240,419	47,556,271	8,502,944	7,268,702	43,876,667	6,504,662
Unit value	$10.02	$17.10	$11.51	$16.63	$15.34	$11.64

Shares	4,033,032	54,849,317	6,608,612	8,396,481	46,818,250	5,269,345
Cost	$28,498,297	$838,131,307	$83,060,038	$93,801,796	$734,834,213	$61,920,415

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	American High- Income Bond Trust Series II	American High- Income Bond Trust Series III	American International Trust Series II	American International Trust Series III	American New World Trust Series II	American New World Trust Series III
Total Assets
Investments at fair value	$48,383,098	$41,313,646	$510,239,917	$44,827,091	$60,330,124	$2,628,266

Net Assets
Contracts in accumulation	$48,383,098	$41,313,646	$510,201,924	$44,827,091	$60,326,172	$2,628,266
Contracts in payout (annuitization)	—	—	37,993	—	3,952	—

Total net assets	$48,383,098	$41,313,646	$510,239,917	$44,827,091	$60,330,124	$2,628,266

Units outstanding	3,542,459	2,674,567	26,581,614	4,311,666	5,023,539	228,234
Unit value	$13.66	$15.45	$19.20	$10.40	$12.01	$11.52

Shares	4,711,110	4,030,600	37,054,460	3,267,281	5,196,393	226,966
Cost	$49,380,461	$42,736,314	$608,369,610	$49,267,859	$62,562,863	$2,633,220

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Balanced Trust Series I	Basic Value Focus	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II	Bond PS Series II	Bond Trust Series I
Total Assets
Investments at fair value	$747,833	$6,462,203	$215,783,472	$106,721,714	$2,231,814	$227,155,555

Net Assets
Contracts in accumulation	$747,833	$6,462,203	$215,367,317	$106,721,714	$2,231,814	$227,155,555
Contracts in payout (annuitization)	—	—	416,155	—	—	—

Total net assets	$747,833	$6,462,203	$215,783,472	$106,721,714	$2,231,814	$227,155,555

Units outstanding	45,325	281,077	10,364,865	7,061,184	176,037	18,060,579
Unit value	$16.50	$22.99	$20.82	$15.11	$12.68	$12.58

Shares	46,191	566,860	10,505,524	5,231,457	176,289	16,678,088
Cost	$727,229	$7,741,402	$172,430,740	$95,220,786	$2,253,368	$230,963,225

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Bond Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Allocation Plus Trust Series I	Core Allocation Plus Trust Series II
Total Assets
Investments at fair value	$559,346,869	$140,336,198	$63,258,437	$280,113,496	$19,936,750	$133,053,981

Net Assets
Contracts in accumulation	$559,346,869	$139,965,561	$63,258,437	$280,113,496	$19,936,750	$133,053,981
Contracts in payout (annuitization)	—	370,637	—	—	—	—

Total net assets	$559,346,869	$140,336,198	$63,258,437	$280,113,496	$19,936,750	$133,053,981

Units outstanding	44,532,446	14,254,891	4,312,243	21,274,575	1,680,216	11,823,666
Unit value	$12.56	$9.84	$14.67	$13.17	$11.87	$11.25

Shares	41,007,835	14,118,330	6,435,243	24,378,894	2,011,781	13,412,700
Cost	$568,014,897	$127,929,080	$56,171,432	$233,886,127	$18,358,632	$118,000,233

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Core Allocation Trust Series I	Core Allocation Trust Series II	Core Allocation Trust Series NAV	Core Balanced Trust Series I	Core Balanced Trust Series II	Core Balanced Trust Series NAV
Total Assets
Investments at fair value	$12,485,869	$93,838,186	$23,901	$27,591,874	$171,901,963	$341,227

Net Assets
Contracts in accumulation	$12,485,869	$93,838,186	$23,901	$27,591,874	$171,901,963	$341,227
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$12,485,869	$93,838,186	$23,901	$27,591,874	$171,901,963	$341,227

Units outstanding	786,069	5,908,167	1,731	1,677,971	10,420,875	24,047
Unit value	$15.88	$15.88	$13.81	$16.44	$16.50	$14.19

Shares	832,947	6,260,052	1,596	1,702,151	10,598,148	21,050
Cost	$12,866,799	$98,004,285	$25,809	$27,037,233	$168,588,302	$354,339

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Core Balanced Strategy Trust Series NAV	Core Bond Trust Series II	Core Disciplined Diversification Trust Series II	Core Fundamental Holdings Trust Series II	Core Fundamental Holdings Trust Series III	Core Global Diversification Trust Series I
Total Assets
Investments at fair value	$3,447,571	$12,491,541	$175,397,592	$234,882,908	$22,757,038	$140,118

Net Assets
Contracts in accumulation	$3,447,571	$12,491,541	$175,397,592	$234,882,908	$22,757,038	$140,118
Contracts in payout (annuitization)	—	—	—	—	—

Total net assets	$3,447,571	$12,491,541	$175,397,592	$234,882,908	$22,757,038	$140,118

Units outstanding	229,680	765,849	10,675,059	14,894,848	1,440,730	10,314
Unit value	$15.01	$16.31	$16.43	$15.77	$15.80	$13.58

Shares	239,249	903,874	10,873,998	15,143,966	1,468,196	9,347
Cost	$3,297,569	$12,629,112	$177,674,370	$228,726,841	$22,185,281	$152,470

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Core Global Diversification Trust Series II	Core Global Diversification Trust Series III	Core Strategy Trust Series II	Core Strategy Trust Series NAV	Disciplined Diversification Trust Series II	DWS Equity 500 Index
Total Assets
Investments at fair value	$265,930,096	$17,526,360	$598,757,634	$6,412,236	$198,300,614	$13,837,208

Net Assets
Contracts in accumulation	$265,930,096	$17,526,360	$598,748,673	$6,412,236	$198,300,614	$13,830,752
Contracts in payout (annuitization)	—	—	8,961	—	—	6,456

Total net assets	$265,930,096	$17,526,360	$598,757,634	$6,412,236	$198,300,614	$13,837,208

Units outstanding	17,280,824	1,137,857	44,896,481	408,019	16,151,400	710,117
Unit value	$15.39	$15.40	$13.34	$15.72	$12.28	$19.49

Shares	17,728,673	1,169,984	48,131,643	517,116	16,876,648	1,049,864
Cost	$276,733,413	$18,178,967	$549,659,473	$5,909,168	$153,816,961	$13,485,712

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Equity-Income Trust Series I	Equity-Income Trust Series II	Financial Services Trust Series I	Financial Services Trust Series II	Founding Allocation Trust Series I	Founding Allocation Trust Series II
Total Assets
Investments at fair value	$230,737,403	$149,902,087	$10,688,713	$19,379,635	$43,410,955	$1,072,795,234

Net Assets
Contracts in accumulation	$230,189,352	$149,901,984	$10,688,713	$19,364,875	$43,410,955	$1,072,795,234
Contracts in payout (annuitization)	548,051	103	—	14,760	—	—

Total net assets	$230,737,403	$149,902,087	$10,688,713	$19,379,635	$43,410,955	$1,072,795,234

Units outstanding	8,654,302	10,066,027	890,859	1,537,314	3,582,202	103,682,609
Unit value	$26.66	$14.89	$12.00	$12.61	$12.12	$10.35

Shares	17,091,659	11,128,588	1,016,037	1,849,202	4,564,769	112,688,575
Cost	$260,762,900	$152,463,283	$10,195,871	$17,764,916	$36,531,039	$1,196,329,339

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Fundamental All Cap Core Trust Series II (a)	Fundamental Holdings Trust Series II (b)	Fundamental Holdings Trust Series III (c)	Fundamental Large Cap Value Trust Series II (d)	Fundamental Value Trust Series I	Fundamental Value Trust Series II
Total Assets
Investments at fair value	$53,547,798	$918,854,680	$59,987,095	$10,772,023	$272,913,215	$240,692,376

Net Assets
Contracts in accumulation	$53,547,798	$918,854,680	$59,987,095	$10,766,926	$272,375,296	$240,692,255
Contracts in payout (annuitization)	—	—	—	5,097	537,919	121

Total net assets	$53,547,798	$918,854,680	$59,987,095	$10,772,023	$272,913,215	$240,692,376

Units outstanding	3,148,239	81,569,528	4,845,753	790,639	19,834,197	16,833,144
Unit value	$17.01	$11.26	$12.38	$13.62	$13.76	$14.30

Shares	4,294,130	91,156,218	5,957,010	1,079,361	19,993,642	17,659,015
Cost	$65,620,481	$800,899,254	$49,598,088	$13,352,969	$212,699,489	$234,771,868

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.
(c)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series III.
(d)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Global Allocation	Global Bond Trust Series I	Global Bond Trust Series II	Global Diversification Trust Series II (e)	Global Trust Series I	Global Trust Series II
Total Assets
Investments at fair value	$815,817	$66,430,442	$158,254,012	$694,417,742	$129,703,544	$24,513,020

Net Assets
Contracts in accumulation	$815,817	$66,388,413	$158,213,350	$694,417,742	$129,566,107	$24,446,048
Contracts in payout (annuitization)	—	42,029	40,662	—	137,437	66,972

Total net assets	$815,817	$66,430,442	$158,254,012	$694,417,742	$129,703,544	$24,513,020

Units outstanding	52,261	2,267,826	7,392,527	62,998,496	7,964,742	1,747,057
Unit value	$15.61	$29.29	$21.41	$11.02	$16.28	$14.03

Shares	54,937	5,021,198	12,043,684	72,561,937	9,744,819	1,847,251
Cost	$708,769	$63,986,820	$147,271,829	$659,730,894	$127,834,805	$30,564,955

(e)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Health Sciences Trust Series I	Health Sciences Trust Series II	High Yield Trust Series I	High Yield Trust Series II	International Core Trust Series I	International Core Trust Series II
Total Assets
Investments at fair value	$36,661,314	$50,177,591	$53,476,814	$74,295,321	$26,506,678	$20,647,111

Net Assets
Contracts in accumulation	$36,643,960	$50,177,402	$53,347,444	$74,234,209	$26,428,622	$20,626,213
Contracts in payout (annuitization)	17,354	189	129,370	61,112	78,056	20,898

Total net assets	$36,661,314	$50,177,591	$53,476,814	$74,295,321	$26,506,678	$20,647,111

Units outstanding	1,641,542	2,174,751	2,754,223	3,821,562	2,030,200	1,465,696
Unit value	$22.33	$23.07	$19.42	$19.44	$13.06	$14.09

Shares	2,159,088	3,022,746	9,794,288	13,410,708	3,082,172	2,381,443
Cost	$30,670,131	$40,912,925	$61,779,911	$83,253,156	$34,202,382	$24,866,138

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	International Equity Index Trust A Series I	International Equity Index Trust A Series II	International Equity Index Trust B Series NAV	International Opportunities Trust Series II	International Small Company Trust Series I	International Small Company Trust Series II
Total Assets
Investments at fair value	$21,371,853	$25,979,554	$18,585,904	$23,510,931	$30,513,668	$21,346,667

Net Assets
Contracts in accumulation	$21,337,613	$25,979,554	$18,570,660	$23,510,931	$30,502,322	$21,346,667
Contracts in payout (annuitization)	34,240	—	15,244	—	11,346	—

Total net assets	$21,371,853	$25,979,554	$18,585,904	$23,510,931	$30,513,668	$21,346,667

Units outstanding	1,315,181	1,659,110	2,029,313	1,850,109	2,491,631	1,754,705
Unit value	$16.25	$15.66	$9.16	$12.71	$12.25	$12.17

Shares	2,395,948	2,909,244	1,411,230	2,237,006	3,535,767	2,473,542
Cost	$28,934,983	$34,500,821	$24,843,308	$25,357,751	$32,246,823	$23,039,526

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Large Cap Trust Series I	Large Cap Trust Series II
Total Assets
Investments at fair value	$87,970,288	$89,100,478	$191,212,823	$116,852,689	$102,934,732	$8,074,486

Net Assets
Contracts in accumulation	$87,857,070	$89,061,592	$190,857,014	$116,852,689	$102,749,006	$8,074,361
Contracts in payout (annuitization)	113,218	38,886	355,809	—	185,726	125

Total net assets	$87,970,288	$89,100,478	$191,212,823	$116,852,689	$102,934,732	$8,074,486

Units outstanding	5,832,631	5,396,627	10,391,724	6,440,389	7,956,318	638,772
Unit value	$15.08	$16.51	$18.40	$18.14	$12.94	$12.64

Shares	8,582,467	8,701,219	16,329,020	9,970,366	8,628,226	678,528
Cost	$120,540,732	$116,340,008	$183,954,898	$112,594,382	$129,664,804	$8,887,136

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Lifestyle Aggressive Trust Series I	Lifestyle Aggressive Trust Series II	Lifestyle Balanced Trust Series I	Lifestyle Balanced Trust Series II	Lifestyle Balanced Trust Series NAV	Lifestyle Balanced PS Series II
Total Assets
Investments at fair value	$84,680,761	$154,321,368	$667,591,079	$8,941,847,695	$70,082	$67,246,967

Net Assets
Contracts in accumulation	$84,680,734	$154,321,368	$667,445,243	$8,941,482,355	$70,082	$67,246,967
Contracts in payout (annuitization)	27	—	145,836	365,340	—	—

Total net assets	$84,680,761	$154,321,368	$667,591,079	$8,941,847,695	$70,082	$67,246,967

Units outstanding	5,509,887	10,061,001	40,214,740	560,278,678	5,040	5,516,463
Unit value	$15.37	$15.34	$16.60	$15.96	$13.90	$12.19

Shares	11,054,930	20,199,132	58,509,297	787,134,480	6,131	5,698,896
Cost	$95,050,182	$175,853,591	$663,730,308	$9,462,984,696	$73,236	$67,198,183

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Lifestyle Conservative Trust Series I	Lifestyle Conservative Trust Series II	Lifestyle Conservative PS Series II	Lifestyle Growth Trust Series I	Lifestyle Growth Trust Series II	Lifestyle Growth Trust Series NAV
Total Assets
Investments at fair value	$213,262,793	$2,309,441,215	$27,159,953	$565,280,516	$11,115,622,548	$150,054

Net Assets
Contracts in accumulation	$213,133,160	$2,309,441,215	$27,159,953	$564,514,459	$11,115,497,002	$150,054
Contracts in payout (annuitization)	129,633	—	—	766,057	125,546	—

Total net assets	$213,262,793	$2,309,441,215	$27,159,953	$565,280,516	$11,115,622,548	$150,054

Units outstanding	11,272,969	136,960,732	2,167,186	37,272,775	737,881,259	10,695
Unit value	$18.92	$16.86	$12.53	$15.17	$15.06	$14.03

Shares	16,979,522	184,755,297	2,197,407	51,765,615	1,019,781,885	13,729
Cost	$206,526,606	$2,147,176,683	$27,262,017	$575,513,970	$12,402,496,731	$162,730

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Lifestyle Growth PS Series II	Lifestyle Moderate Trust Series I	Lifestyle Moderate Trust Series II	Lifestyle Moderate PS Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II
Total Assets
Investments at fair value	$86,636,774	$250,835,216	$2,801,217,563	$33,823,751	$32,479,603	$67,845,607

Net Assets:
Contracts in accumulation	$86,636,774	$249,216,056	$2,801,216,021	$33,823,751	$32,467,384	$67,838,278
Contracts in payout (annuitization)	—	1,619,160	1,542	—	12,219	7,329

Total net assets	$86,636,774	$250,835,216	$2,801,217,563	$33,823,751	$32,479,603	$67,845,607

Units outstanding	7,240,860	14,026,873	172,998,261	2,737,258	1,598,357	3,634,321
Unit value	$11.96	$17.88	$16.19	$12.36	$20.32	$18.67

Shares	7,573,145	21,185,407	237,592,669	2,809,281	1,939,081	4,060,180
Cost	$86,301,144	$240,608,507	$2,707,139,865	$33,768,316	$29,464,574	$62,823,621

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II
Total Assets
Investments at fair value	$146,328,413	$91,648,849	$62,544,716	$72,764,976	$172,108,862	$862,727,818

Net Assets:
Contracts in accumulation	$146,282,563	$91,648,692	$62,475,836	$72,764,976	$171,940,527	$862,490,068
Contracts in payout (annuitization)	45,850	157	68,880	—	168,335	237,750

Total net assets	$146,328,413	$91,648,849	$62,544,716	$72,764,976	$172,108,862	$862,727,818

Units outstanding	10,034,053	4,954,305	3,837,466	4,560,322	11,390,735	69,705,609
Unit value	$14.58	$18.50	$16.30	$15.96	$15.11	$12.38

Shares	11,405,176	7,308,520	5,962,318	6,929,998	172,108,862	862,727,818
Cost	$154,964,329	$92,312,465	$46,690,480	$54,187,966	$172,108,862	$862,727,818

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Money Market Trust B Series NAV	Mutual Shares Trust Series I	Natural Resources Trust Series II	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II
Total Assets
Investments at fair value	$26,096,103	$188,918,007	$112,991,152	$30,376,268	$48,038,719	$65,290,676

Net Assets:
Contracts in accumulation	$26,096,103	$188,918,007	$112,870,367	$30,376,268	$47,916,528	$65,273,278
Contracts in payout (annuitization)	—	—	120,785	—	122,191	17,398

Total net assets	$26,096,103	$188,918,007	$112,991,152	$30,376,268	$48,038,719	$65,290,676

Units outstanding	2,115,716	16,468,800	3,724,461	1,756,050	1,503,572	2,548,635
Unit value	$12.33	$11.47	$30.34	$17.30	$31.95	$25.62

Shares	26,096,103	19,576,996	11,287,827	2,887,478	3,918,329	5,316,830
Cost	$26,096,103	$160,813,673	$110,710,998	$31,582,037	$39,110,618	$50,834,994

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Real Return Bond Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Growth Trust Series I
Total Assets
Investments at fair value	$70,205,378	$84,727,993	$40,401,799	$66,861,476	$68,362,543	$424,924

Net Assets:
Contracts in accumulation	$70,185,516	$84,632,916	$40,401,395	$66,732,308	$68,308,985	$424,924
Contracts in payout (annuitization)	19,862	95,077	404	129,168	53,558	—

Total net assets	$70,205,378	$84,727,993	$40,401,799	$66,861,476	$68,362,543	$424,924

Units outstanding	3,908,706	6,739,121	2,616,253	5,231,293	5,380,775	34,417
Unit value	$17.96	$12.57	$15.44	$12.78	$12.70	$12.35

Shares	5,684,646	5,431,282	2,632,039	5,171,035	5,283,040	46,288
Cost	$68,285,484	$67,518,733	$36,357,752	$66,932,807	$68,656,954	$447,845

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Small Cap Growth Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series I
Total Assets
Investments at fair value	$29,742,857	$14,214,204	$52,725,591	$24,199,516	$27,349,378	$540,996

Net Assets:
Contracts in accumulation	$29,742,857	$14,208,127	$52,706,035	$24,193,890	$27,349,378	$540,996
Contracts in payout (annuitization)	—	6,077	19,556	5,626	—	—

Total net assets	$29,742,857	$14,214,204	$52,725,591	$24,199,516	$27,349,378	$540,996

Units outstanding	1,815,256	866,839	3,111,625	1,177,261	1,417,597	34,772
Unit value	$16.38	$16.40	$16.94	$20.56	$19.29	$15.56

Shares	3,293,783	1,080,928	4,018,719	1,277,694	1,456,304	28,579
Cost	$31,126,050	$13,708,467	$55,659,760	$22,129,354	$25,163,387	$484,630

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Small Cap Value Trust Series II	Small Company Value Trust Series I	Small Company Value Trust Series II	Smaller Company Growth Trust Series I	Smaller Company Growth Trust Series II	Strategic Income Opportunities Trust Series I
Total Assets
Investments at fair value	$42,338,820	$61,600,571	$66,733,706	$28,212,232	$17,932,818	$60,231,881

Net Assets:
Contracts in accumulation	$42,335,221	$61,492,771	$66,733,706	$28,191,971	$17,932,818	$60,139,109
Contracts in payout (annuitization)	3,599	107,800	—	20,261	—	92,772

Total net assets	$42,338,820	$61,600,571	$66,733,706	$28,212,232	$17,932,818	$60,231,881

Units outstanding	2,404,445	2,555,362	3,365,332	1,905,008	1,220,551	3,257,094
Unit value	$17.61	$24.11	$19.83	$14.81	$14.69	$18.49

Shares	2,241,335	3,664,519	4,005,625	1,726,575	1,102,202	4,724,069
Cost	$35,879,101	$58,372,533	$62,497,437	$24,063,141	$15,803,494	$68,586,620

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Strategic Income Opportunities Trust Series II	Total Bond Market Trust A Series II	Total Bond Market Trust A Series NAV	Total Return Trust Series I	Total Return Trust Series II	Total Stock Market Index Trust Series I
Total Assets
Investments at fair value	$64,717,591	$123,394,326	$121,073,925	$189,221,280	$261,574,673	$11,170,298

Net Assets:
Contracts in accumulation	$64,717,591	$123,394,326	$121,073,925	$189,062,569	$261,431,177	$11,113,337
Contracts in payout (annuitization)	—	—	—	158,711	143,496	56,961

Total net assets	$64,717,591	$123,394,326	$121,073,925	$189,221,280	$261,574,673	$11,170,298

Units outstanding	3,621,316	8,743,114	8,368,879	8,767,112	14,095,275	939,942
Unit value	$17.87	$14.11	$14.47	$21.58	$18.56	$11.88

Shares	5,063,974	8,622,944	8,466,708	13,701,758	18,954,686	963,787
Cost	$73,470,660	$125,062,081	$118,874,738	$191,444,131	$269,235,152	$10,869,530

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series II	Utilities Trust Series I	Utilities Trust Series II	Value Opportunities
Total Assets
Investments at fair value	$33,255,972	$3,160,339	$125,370,120	$20,484,058	$25,252,541	$3,696,319

Net Assets:
Contracts in accumulation	$33,198,843	$3,160,339	$125,370,120	$20,442,047	$25,252,541	$3,696,319
Contracts in payout (annuitization)	57,129	—	—	42,011	—	—

Total net assets	$33,255,972	$3,160,339	$125,370,120	$20,484,058	$25,252,541	$3,696,319

Units outstanding	2,152,454	255,222	10,257,684	987,339	819,333	111,299
Unit value	$15.45	$12.38	$12.22	$20.75	$30.82	$33.21

Shares	2,874,328	259,044	10,276,239	1,718,461	2,132,816	215,780
Cost	$34,565,579	$3,205,710	$126,987,563	$19,005,202	$23,983,892	$3,978,845

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Value Trust Series I	Value Trust Series II
Total Assets
Investments at fair value	$88,763,544	$26,357,646

Net Assets:
Contracts in accumulation	$88,549,466	$26,357,646
Contracts in payout (annuitization)	214,078	—

Total net assets	$88,763,544	$26,357,646

Units outstanding	4,432,785	1,383,853
Unit value	$20.02	$19.05

Shares	5,353,652	1,593,570
Cost	$79,669,162	$22,206,251

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Trust B Series NAV		500 Index Trust Series I		500 Index Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$816,025	$838,831	$676,815	$712,647	$551,168	$520,250
Expenses:
Mortality and expense risk and administrative charges	(740,169)	(760,459)	(753,898)	(778,909)	(698,972)	(718,132)

Net investment income (loss)	75,856	78,372	(77,083)	(66,262)	(147,804)	(197,882)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	112,524	—	100,509	—
Net realized gain (loss)	(1,615,029)	(2,599,082)	(180)	(622,386)	735,692	(34,566)

Realized gains (losses)	(1,615,029)	(2,599,082)	112,344	(622,386)	836,201	(34,566)

Unrealized appreciation (depreciation) during the period	1,783,673	8,516,018	242,975	6,898,924	(633,468)	5,442,075

Net increase (decrease) in contract owners’ equity from operations	244,500	5,995,308	278,236	6,210,276	54,929	5,209,627

Changes from principal transactions:
Purchase payments	249,498	239,256	84,377	358,643	166,473	121,729
Transfers between sub-accounts and the company	(1,411,004)	(2,081,827)	(9,392,573)	4,795,947	(141,763)	(1,296,032)
Withdrawals	(4,997,612)	(4,249,603)	(5,970,773)	(5,465,486)	(5,220,298)	(3,779,084)
Annual contract fee	(262,905)	(288,659)	(180,880)	(192,529)	(182,052)	(205,816)

Net increase (decrease) in contract owners’ equity from principal transactions	(6,422,023)	(6,380,833)	(15,459,849)	(503,425)	(5,377,640)	(5,159,203)

Total increase (decrease) in contract owners’ equity	(6,177,523)	(385,525)	(15,181,613)	5,706,851	(5,322,711)	50,424
Contract owners’ equity at beginning of period	50,458,534	50,844,059	58,263,082	52,556,231	45,975,780	45,925,356

Contract owners’ equity at end of period	$44,281,011	$50,458,534	$43,081,469	$58,263,082	$40,653,069	$45,975,780

	2011	2010	2011	2010	2011	2010
Units, beginning of period	4,739,633	5,401,407	5,409,423	5,498,354	3,263,175	3,663,218
Units issued	166,163	93,957	484,053	851,694	471,449	143,192
Units redeemed	758,802	755,731	1,913,838	940,625	838,296	543,235

Units, end of period	4,146,994	4,739,633	3,979,638	5,409,423	2,896,328	3,263,175

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Trust Series NAV		Active Bond Trust Series I		Active Bond Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$2,638,950	$1,656,401	$2,911,220	$4,535,404	$13,425,048	$21,507,470
Expenses:
Mortality and expense risk and administrative charges	(1,283,622)	(739,998)	(848,312)	(945,422)	(4,711,953)	(5,056,034)

Net investment income (loss)	1,355,328	916,403	2,062,908	3,589,982	8,713,095	16,451,436

Realized gains (losses) on investments:
Capital gain distributions received	365,306	—	—	—	—	—
Net realized gain (loss)	2,637,843	2,156,905	856,627	382,045	3,600,357	1,185,687

Realized gains (losses)	3,003,149	2,156,905	856,627	382,045	3,600,357	1,185,687

Unrealized appreciation (depreciation) during the period	(2,907,125)	10,869,867	(417,179)	3,422,104	(290,331)	17,181,260

Net increase (decrease) in contract owners’ equity from operations	1,451,352	13,943,175	2,502,356	7,394,131	12,023,121	34,818,383

Changes from principal transactions:
Purchase payments	14,447,302	30,990,275	154,995	99,144	1,045,616	1,233,293
Transfers between sub-accounts and the company	33,448,722	30,778,523	(2,222,273)	(2,985,315)	(25,879,031)	(5,292,300)
Withdrawals	(5,371,327)	(2,349,485)	(8,611,150)	(10,037,023)	(43,400,407)	(32,022,618)
Annual contract fee	(1,603,776)	(1,543,904)	(115,455)	(104,966)	(1,068,814)	(1,211,209)

Net increase (decrease) in contract owners’ equity from principal transactions	40,920,921	57,875,409	(10,793,883)	(13,028,160)	(69,302,636)	(37,292,834)

Total increase (decrease) in contract owners’ equity	42,372,273	71,818,584	(8,291,527)	(5,634,029)	(57,279,515)	(2,474,451)
Contract owners’ equity at beginning of period	119,890,068	48,071,484	61,015,971	66,650,000	315,367,714	317,842,165

Contract owners’ equity at end of period	$162,262,341	$119,890,068	$52,724,444	$61,015,971	$258,088,199	$315,367,714

	2011	2010	2011	2010	2011	2010
Units, beginning of period	6,829,358	3,111,404	3,774,999	4,629,413	19,948,130	22,493,252
Units issued	2,909,938	4,244,472	255,679	382,702	1,009,302	2,103,112
Units redeemed	563,762	526,518	903,145	1,237,116	5,259,105	4,648,234

Units, end of period	9,175,534	6,829,358	3,127,533	3,774,999	15,698,327	19,948,130

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Core Trust Series I		All Cap Core Trust Series II		All Cap Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$438,950	$487,384	$58,696	$60,669	$80,704	$94,675
Expenses:
Mortality and expense risk and administrative charges	(671,429)	(703,161)	(116,072)	(120,042)	(374,489)	(397,680)

Net investment income (loss)	(232,479)	(215,777)	(57,376)	(59,373)	(293,785)	(303,005)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	2,526,093	1,844,254	(179,075)	(460,694)	(220,417)	(1,913,701)

Realized gains (losses)	2,526,093	1,844,254	(179,075)	(460,694)	(220,417)	(1,913,701)

Unrealized appreciation (depreciation) during the period	(2,683,184)	3,468,174	152,596	1,270,654	(864,028)	6,263,750

Net increase (decrease) in contract owners’ equity from operations	(389,570)	5,096,651	(83,855)	750,587	(1,378,230)	4,047,044

Changes from principal transactions:
Purchase payments	112,755	160,273	21,987	35,023	189,498	233,481
Transfers between sub-accounts and the company	(2,502,609)	(2,391,553)	(180,601)	(333,163)	(231,849)	(2,439,017)
Withdrawals	(5,570,958)	(4,968,989)	(841,918)	(898,573)	(3,479,722)	(3,059,664)
Annual contract fee	(125,263)	(116,785)	(36,948)	(40,365)	(73,139)	(88,840)

Net increase (decrease) in contract owners’ equity from principal transactions	(8,086,075)	(7,317,054)	(1,037,480)	(1,237,078)	(3,595,212)	(5,354,040)

Total increase (decrease) in contract owners’ equity	(8,475,645)	(2,220,403)	(1,121,335)	(486,491)	(4,973,442)	(1,306,996)
Contract owners’ equity at beginning of period	49,057,091	51,277,494	7,783,465	8,269,956	27,158,761	28,465,757

Contract owners’ equity at end of period	$40,581,446	$49,057,091	$6,662,130	$7,783,465	$22,185,319	$27,158,761

	2011	2010	2011	2010	2011	2010
Units, beginning of period	3,182,657	3,691,104	501,289	591,460	1,571,151	1,909,806
Units issued	126,252	67,222	17,016	30,073	164,877	114,738
Units redeemed	664,665	575,669	83,837	120,244	368,995	453,393

Units, end of period	2,644,244	3,182,657	434,468	501,289	1,367,033	1,571,151

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Value Trust Series II		American Asset Allocation Trust Series I		American Asset Allocation Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$37,796	$41,212	$2,054,870	$2,397,153	$16,398,842	$18,037,300
Expenses:
Mortality and expense risk and administrative charges	(436,944)	(439,882)	(2,156,946)	(2,295,646)	(19,116,184)	(18,993,914)

Net investment income (loss)	(399,148)	(398,670)	(102,076)	101,507	(2,717,342)	(956,614)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	57,883	—	465,475
Net realized gain (loss)	(838,277)	(3,068,061)	7,678,808	5,035,545	(20,447,507)	(28,011,105)

Realized gains (losses)	(838,277)	(3,068,061)	7,678,808	5,093,428	(20,447,507)	(27,545,630)

Unrealized appreciation (depreciation) during the period	(409,300)	7,603,668	(8,085,666)	10,105,123	15,921,828	151,470,441

Net increase (decrease) in contract owners’ equity from operations	(1,646,725)	4,136,937	(508,934)	15,300,058	(7,243,021)	122,968,197

Changes from principal transactions:
Purchase payments	134,247	147,738	413,080	351,991	18,812,260	32,571,132
Transfers between sub-accounts and the company	404,756	(1,065,995)	(5,978,740)	(3,720,762)	(64,007,221)	(58,380,645)
Withdrawals	(3,222,582)	(2,723,675)	(19,070,246)	(19,273,614)	(72,179,276)	(48,930,899)
Annual contract fee	(103,277)	(109,496)	(258,564)	(265,405)	(8,612,943)	(8,351,638)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,786,856)	(3,751,428)	(24,894,470)	(22,907,790)	(125,987,180)	(83,092,050)

Total increase (decrease) in contract owners’ equity	(4,433,581)	385,509	(25,403,404)	(7,607,732)	(133,230,201)	39,876,147
Contract owners’ equity at beginning of period	28,706,450	28,320,941	158,613,499	166,221,231	1,311,936,504	1,272,060,357

Contract owners’ equity at end of period	$24,272,869	$28,706,450	$133,210,095	$158,613,499	$1,178,706,303	$1,311,936,504

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,558,406	1,786,802	13,636,502	15,780,832	113,271,349	121,061,600
Units issued	137,374	119,576	311,055	301,046	1,159,267	2,682,915
Units redeemed	295,951	347,972	2,435,955	2,445,376	12,023,913	10,473,166

Units, end of period	1,399,829	1,558,406	11,511,602	13,636,502	102,406,703	113,271,349

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series III		American Blue-Chip Income & Growth Trust Series II		American Blue-Chip Income & Growth Trust Series III
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$2,753,547	$2,792,653	$738,436	$798,431	$2,911,426	$2,384,966
Expenses:
Mortality and expense risk and administrative charges	(1,327,232)	(1,253,899)	(1,047,703)	(1,098,175)	(1,420,903)	(1,116,514)

Net investment income (loss)	1,426,315	1,538,754	(309,267)	(299,744)	1,490,523	1,268,452

Realized gains (losses) on investments:
Capital gain distributions received	—	52,532	—	—	—	—
Net realized gain (loss)	1,665,327	(1,563,796)	(6,658,249)	(6,734,093)	1,999,088	663,667

Realized gains (losses)	1,665,327	(1,511,264)	(6,658,249)	(6,734,093)	1,999,088	663,667

Unrealized appreciation (depreciation) during the period	(2,467,544)	15,881,882	5,087,264	13,632,671	(5,969,880)	13,682,768

Net increase (decrease) in contract owners’ equity from operations	624,098	15,909,372	(1,880,252)	6,598,834	(2,480,269)	15,614,887

Changes from principal transactions:
Purchase payments	2,214,297	4,113,553	291,957	538,351	9,400,983	18,055,346
Transfers between sub-accounts and the company	(1,783,375)	(4,598,047)	(1,533,459)	600,132	16,872,392	15,123,604
Withdrawals	(7,510,186)	(4,518,667)	(8,341,084)	(7,997,276)	(7,306,162)	(4,238,117)
Annual contract fee	(890,386)	(879,116)	(214,550)	(224,976)	(1,224,430)	(1,209,320)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,969,650)	(5,882,277)	(9,797,136)	(7,083,769)	17,742,783	27,731,513

Total increase (decrease) in contract owners’ equity	(7,345,552)	10,027,095	(11,677,388)	(484,935)	15,262,514	43,346,400
Contract owners’ equity at beginning of period	153,108,213	143,081,118	72,210,373	72,695,308	149,124,984	105,778,584

Contract owners’ equity at end of period	$145,762,661	$153,108,213	$60,532,985	$72,210,373	$164,387,498	$149,124,984

	2011	2010	2011	2010	2011	2010
Units, beginning of period	12,111,973	12,626,075	4,252,265	4,709,739	12,453,177	9,829,728
Units issued	235,164	474,094	284,260	349,933	2,233,788	3,391,769
Units redeemed	860,925	988,196	862,777	807,407	701,754	768,320

Units, end of period	11,486,212	12,111,973	3,673,748	4,252,265	13,985,211	12,453,177

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Bond Trust Series II		American Bond Trust Series III		American Global Growth Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$15,648,216	$—	$5,510,639	$1,227,624	$1,636,578
Expenses:
Mortality and expense risk and administrative charges	(8,187,393)	(10,347,653)	(1,605,485)	(1,452,767)	(2,576,452)	(2,715,387)

Net investment income (loss)	(8,187,393)	5,300,563	(1,605,485)	4,057,872	(1,348,828)	(1,078,809)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	3,115,818	(11,959,583)	17,282,070	424,634	(6,517,123)	(9,547,530)

Realized gains (losses)	3,115,818	(11,959,583)	17,282,070	424,634	(6,517,123)	(9,547,530)

Unrealized appreciation (depreciation) during the period	23,155,929	35,012,816	(7,425,132)	3,378,051	(9,175,822)	26,988,459

Net increase (decrease) in contract owners’ equity from operations	18,084,354	28,353,796	8,251,453	7,860,557	(17,041,773)	16,362,120

Changes from principal transactions:
Purchase payments	3,023,561	4,991,477	12,880,975	25,854,952	1,387,753	1,458,198
Transfers between sub-accounts and the company	(637,287,300)	4,292,648	(209,686,067)	35,222,989	(7,650,927)	(2,604,650)
Withdrawals	(50,305,953)	(51,297,658)	(8,386,214)	(5,741,850)	(14,434,731)	(11,702,528)
Annual contract fee	(2,635,638)	(3,466,997)	(1,500,253)	(1,657,355)	(962,213)	(1,047,485)

Net increase (decrease) in contract owners’ equity from principal transactions	(687,205,330)	(45,480,530)	(206,691,559)	53,678,736	(21,660,118)	(13,896,465)

Total increase (decrease) in contract owners’ equity	(669,120,976)	(17,126,734)	(198,440,106)	61,539,293	(38,701,891)	2,465,655
Contract owners’ equity at beginning of period	669,120,976	686,247,710	198,440,106	136,900,813	185,111,914	182,646,259

Contract owners’ equity at end of period	$—	$669,120,976	$—	$198,440,106	$146,410,023	$185,111,914

	2011	2010	2011	2010	2011	2010
Units, beginning of period	49,794,966	53,291,427	15,087,396	10,975,912	15,211,203	16,434,740
Units issued	1,767,254	6,977,413	2,509,010	5,227,837	1,309,614	1,738,818
Units redeemed	51,562,220	10,473,874	17,596,406	1,116,353	3,040,089	2,962,355

Units, end of period	—	49,794,966	—	15,087,396	13,480,728	15,211,203

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series III		American Global Small Capitalization Trust Series II		American Global Small Capitalization Trust Series III
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$46,800	$43,346	$414,801	$750,866	$444,509	$505,658
Expenses:
Mortality and expense risk and administrative charges	(33,638)	(26,378)	(927,410)	(1,027,062)	(296,255)	(286,372)

Net investment income (loss)	13,162	16,968	(512,609)	(276,196)	148,254	219,286

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	202,086	—	103,449
Net realized gain (loss)	91,195	15,098	3,304,390	(6,181,846)	904,405	2,048,649

Realized gains (losses)	91,195	15,098	3,304,390	(5,979,760)	904,405	2,152,098

Unrealized appreciation (depreciation) during the period	(463,722)	287,626	(15,597,882)	18,353,800	(7,836,180)	4,180,817

Net increase (decrease) in contract owners’ equity from operations	(359,365)	319,692	(12,806,101)	12,097,844	(6,783,521)	6,552,201

Changes from principal transactions:
Purchase payments	242,681	464,056	485,632	586,857	772,630	1,201,330
Transfers between sub-accounts and the company	389,463	278,340	(5,191,808)	(2,286,560)	6,048,066	(2,918,837)
Withdrawals	(137,832)	(58,797)	(5,980,274)	(5,999,366)	(1,627,975)	(1,075,417)
Annual contract fee	(7,769)	(12,356)	(312,391)	(341,425)	(202,675)	(198,223)

Net increase (decrease) in contract owners’ equity from principal transactions	486,543	671,243	(10,998,841)	(8,040,494)	4,990,046	(2,991,147)

Total increase (decrease) in contract owners’ equity	127,178	990,935	(23,804,942)	4,057,350	(1,793,475)	3,561,054
Contract owners’ equity at beginning of period	3,306,132	2,315,197	73,719,025	69,661,675	34,259,379	30,698,325

Contract owners’ equity at end of period	$3,433,310	$3,306,132	$49,914,083	$73,719,025	$32,465,904	$34,259,379

	2011	2010	2011	2010	2011	2010
Units, beginning of period	253,969	196,896	6,333,479	7,182,756	2,736,959	2,977,421
Units issued	58,844	65,040	936,004	1,511,368	667,076	225,051
Units redeemed	20,313	7,967	1,854,866	2,360,645	163,616	465,513

Units, end of period	292,500	253,969	5,414,617	6,333,479	3,240,419	2,736,959

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth Trust Series II		American Growth Trust Series III		American Growth-Income Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$728,342	$1,825,584	$607,022	$569,616	$1,482,847	$1,630,660
Expenses:
Mortality and expense risk and administrative charges	(14,458,605)	(15,363,840)	(852,044)	(661,923)	(2,069,207)	(2,313,731)

Net investment income (loss)	(13,730,263)	(13,538,256)	(245,022)	(92,307)	(586,360)	(683,071)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(57,442,210)	(70,523,157)	1,575,462	734,983	9,893,268	7,066,190

Realized gains (losses)	(57,442,210)	(70,523,157)	1,575,462	734,983	9,893,268	7,066,190

Unrealized appreciation (depreciation) during the period	21,558,684	234,430,506	(6,019,279)	12,977,809	(13,830,446)	6,943,457

Net increase (decrease) in contract owners’ equity from operations	(49,613,789)	150,369,093	(4,688,839)	13,620,485	(4,523,538)	13,326,576

Changes from principal transactions:
Purchase payments	4,880,511	6,307,068	6,097,421	11,616,297	583,228	586,509
Transfers between sub-accounts and the company	(35,311,318)	(76,522,578)	12,534,500	5,083,817	(11,339,359)	(9,486,823)
Withdrawals	(103,207,246)	(89,039,776)	(4,157,395)	(2,437,031)	(18,584,020)	(18,246,136)
Annual contract fee	(3,761,014)	(4,143,690)	(726,942)	(717,445)	(377,282)	(436,865)

Net increase (decrease) in contract owners’ equity from principal transactions	(137,399,067)	(163,398,976)	13,747,584	13,545,638	(29,717,433)	(27,583,315)

Total increase (decrease) in contract owners’ equity	(187,012,856)	(13,029,883)	9,058,745	27,166,123	(34,240,971)	(14,256,739)
Contract owners’ equity at beginning of period	1,000,428,219	1,013,458,102	88,814,802	61,648,679	155,150,297	169,407,036

Contract owners’ equity at end of period	$813,415,363	$1,000,428,219	$97,873,547	$88,814,802	$120,909,326	$155,150,297

	2011	2010	2011	2010	2011	2010
Units, beginning of period	54,531,045	64,065,633	7,318,175	5,974,669	9,001,189	10,752,046
Units issued	3,422,844	2,093,565	1,595,755	2,025,826	222,757	231,184
Units redeemed	10,397,618	11,628,153	410,986	682,320	1,955,244	1,982,041

Units, end of period	47,556,271	54,531,045	8,502,944	7,318,175	7,268,702	9,001,189

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series II		American Growth-Income Trust Series III		American High-Income Bond Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$7,466,996	$7,553,608	$1,224,925	$1,109,819	$3,515,007	$3,689,940
Expenses:
Mortality and expense risk and administrative charges	(11,774,200)	(12,507,002)	(701,108)	(650,772)	(822,433)	(795,156)

Net investment income (loss)	(4,307,204)	(4,953,394)	523,817	459,047	2,692,574	2,894,784

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(32,872,574)	(36,129,973)	1,720,408	(255,463)	2,431,866	612,991

Realized gains (losses)	(32,872,574)	(36,129,973)	1,720,408	(255,463)	2,431,866	612,991

Unrealized appreciation (depreciation) during the period	12,726,531	113,748,836	(3,994,362)	7,844,966	(5,205,314)	2,684,036

Net increase (decrease) in contract owners’ equity from operations	(24,453,247)	72,665,469	(1,750,137)	8,048,550	(80,874)	6,191,811

Changes from principal transactions:
Purchase payments	3,891,239	5,266,463	1,977,137	3,421,036	374,281	356,499
Transfers between sub-accounts and the company	(27,965,351)	(21,929,780)	665,706	815,918	(1,579,269)	1,837,274
Withdrawals	(79,911,512)	(68,359,852)	(3,781,107)	(2,457,034)	(7,165,170)	(4,678,177)
Annual contract fee	(3,263,500)	(3,562,810)	(450,689)	(442,645)	(238,415)	(239,596)

Net increase (decrease) in contract owners’ equity from principal transactions	(107,249,124)	(88,585,979)	(1,588,953)	1,337,275	(8,608,573)	(2,724,000)

Total increase (decrease) in contract owners’ equity	(131,702,371)	(15,920,510)	(3,339,090)	9,385,825	(8,689,447)	3,467,811
Contract owners’ equity at beginning of period	804,948,801	820,869,311	79,059,574	69,673,749	57,072,545	53,604,734

Contract owners’ equity at end of period	$673,246,430	$804,948,801	$75,720,484	$79,059,574	$48,383,098	$57,072,545

	2011	2010	2011	2010	2011	2010
Units, beginning of period	50,327,529	55,869,154	6,612,997	6,435,982	4,169,615	4,417,794
Units issued	2,178,116	3,013,396	465,422	785,293	748,110	1,403,096
Units redeemed	8,628,978	8,555,021	573,757	608,278	1,375,266	1,651,275

Units, end of period	43,876,667	50,327,529	6,504,662	6,612,997	3,542,459	4,169,615

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American High-Income Bond Trust Series III		American International Trust Series II		American International Trust Series III
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$3,156,961	$2,874,730	$7,088,422	$9,145,819	$870,152	$612,760
Expenses:
Mortality and expense risk and administrative charges	(376,356)	(289,781)	(9,140,501)	(9,979,521)	(358,454)	(190,745)

Net investment income (loss)	2,780,605	2,584,949	(2,052,079)	(833,702)	511,698	422,015

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	375,728	229,846	(55,633,737)	(58,109,656)	76,662	217,544

Realized gains (losses)	375,728	229,846	(55,633,737)	(58,109,656)	76,662	217,544

Unrealized appreciation (depreciation) during the period	(2,781,690)	1,440,573	(30,250,450)	90,886,409	(6,826,126)	2,100,483

Net increase (decrease) in contract owners’ equity from operations	374,643	4,255,368	(87,936,266)	31,943,051	(6,237,766)	2,740,042

Changes from principal transactions:
Purchase payments	1,298,184	11,167,911	2,921,082	3,756,929	4,837,780	10,215,126
Transfers between sub-accounts and the company	(6,802)	11,007,241	12,239,425	(10,054,963)	15,469,671	10,796,360
Withdrawals	(1,927,192)	(912,146)	(61,101,929)	(56,181,364)	(1,780,657)	(720,518)
Annual contract fee	(382,173)	(554,743)	(2,439,780)	(2,707,316)	(403,405)	(421,555)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,017,983)	20,708,263	(48,381,202)	(65,186,714)	18,123,389	19,869,413

Total increase (decrease) in contract owners’ equity	(643,340)	24,963,631	(136,317,468)	(33,243,663)	11,885,623	22,609,455
Contract owners’ equity at beginning of period	41,956,986	16,993,355	646,557,385	679,801,048	32,941,468	10,332,013

Contract owners’ equity at end of period	$41,313,646	$41,956,986	$510,239,917	$646,557,385	$44,827,091	$32,941,468

	2011	2010	2011	2010	2011	2010
Units, beginning of period	2,741,483	1,265,146	28,123,148	30,806,778	2,698,737	899,512
Units issued	150,376	1,620,319	2,789,617	2,787,206	1,672,674	1,971,903
Units redeemed	217,292	143,982	4,331,151	5,470,836	59,745	172,678

Units, end of period	2,674,567	2,741,483	26,581,614	28,123,148	4,311,666	2,698,737

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American New World Trust Series II		American New World Trust Series III		Balanced Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$773,176	$850,476	$48,041	$37,654	$9,181	$3,365
Expenses:
Mortality and expense risk and administrative charges	(1,138,806)	(1,147,147)	(26,799)	(20,130)	(5,230)	(2,638)

Net investment income (loss)	(365,630)	(296,671)	21,242	17,524	3,951	727

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	2,899	3,885
Net realized gain (loss)	5,947,633	(742,378)	154,143	11,446	4,065	2,829

Realized gains (losses)	5,947,633	(742,378)	154,143	11,446	6,964	6,714

Unrealized appreciation (depreciation) during the period	(17,568,493)	12,004,476	(613,980)	333,825	(10,150)	28,125

Net increase (decrease) in contract owners’ equity from operations	(11,986,490)	10,965,427	(438,595)	362,795	765	35,566

Changes from principal transactions:
Purchase payments	576,707	647,156	213,811	520,852	114,348	185,558
Transfers between sub-accounts and the company	(7,928,011)	11,291,607	429,418	310,756	202,595	141,413
Withdrawals	(8,388,490)	(6,792,739)	(250,317)	(27,916)	(10,274)	(18,398)
Annual contract fee	(262,438)	(271,988)	(6,982)	(14,942)	(4,063)	(6,861)

Net increase (decrease) in contract owners’ equity from principal transactions	(16,002,232)	4,874,036	385,930	788,750	302,606	301,712

Total increase (decrease) in contract owners’ equity	(27,988,722)	15,839,463	(52,665)	1,151,545	303,371	337,278
Contract owners’ equity at beginning of period	88,318,846	72,479,383	2,680,931	1,529,386	444,462	107,184

Contract owners’ equity at end of period	$60,330,124	$88,318,846	$2,628,266	$2,680,931	$747,833	$444,462

	2011	2010	2011	2010	2011	2010
Units, beginning of period	6,201,476	5,873,612	198,213	131,950	26,947	7,249
Units issued	1,007,107	2,579,671	61,736	71,306	20,456	21,165
Units redeemed	2,185,044	2,251,807	31,715	5,043	2,078	1,467

Units, end of period	5,023,539	6,201,476	228,234	198,213	45,325	26,947

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Basic Value Focus		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$112,455	$123,919	$17,276	$209,998	$—	$59,504
Expenses:
Mortality and expense risk and administrative charges	(117,665)	(132,123)	(3,557,256)	(3,686,113)	(1,849,458)	(1,762,976)

Net investment income (loss)	(5,210)	(8,204)	(3,539,980)	(3,476,115)	(1,849,458)	(1,703,472)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(666,550)	(333,517)	16,857,043	9,610,820	4,482,327	1,540,875

Realized gains (losses)	(666,550)	(333,517)	16,857,043	9,610,820	4,482,327	1,540,875

Unrealized appreciation (depreciation) during the period	323,942	1,251,800	(12,569,781)	27,027,492	(2,813,222)	14,973,031

Net increase (decrease) in contract owners’ equity from operations	(347,818)	910,079	747,282	33,162,197	(180,353)	14,810,434

Changes from principal transactions:
Purchase payments	7,920	1,164	691,023	593,162	656,424	626,783
Transfers between sub-accounts and the company	(540,352)	(506,357)	(12,145,560)	(9,401,345)	3,428,390	543,377
Withdrawals	(1,579,016)	(1,037,239)	(32,322,476)	(30,190,885)	(15,508,084)	(10,595,697)
Annual contract fee	(24,746)	(27,783)	(527,754)	(576,232)	(405,261)	(419,642)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,136,194)	(1,570,215)	(44,304,767)	(39,575,300)	(11,828,531)	(9,845,179)

Total increase (decrease) in contract owners’ equity	(2,484,012)	(660,136)	(43,557,485)	(6,413,103)	(12,008,884)	4,965,255
Contract owners’ equity at beginning of period	8,946,215	9,606,351	259,340,957	265,754,060	118,730,598	113,765,343

Contract owners’ equity at end of period	$6,462,203	$8,946,215	$215,783,472	$259,340,957	$106,721,714	$118,730,598

	2011	2010	2011	2010	2011	2010
Units, beginning of period	381,772	454,704	12,612,101	14,833,364	7,825,611	8,551,198
Units issued	3,575	5,059	475,012	355,590	1,206,488	974,158
Units redeemed	104,270	77,991	2,722,248	2,576,853	1,970,915	1,699,745

Units, end of period	281,077	381,772	10,364,865	12,612,101	7,061,184	7,825,611

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond PS Series II	Bond Trust Series I	Bond Trust Series II	Capital Appreciation Trust Series I
	2011	2011	2011	2011	2010
Income:
Dividend distributions received	$24,119	$5,464,585	$12,704,035	$108,993	$212,896
Expenses:
Mortality and expense risk and administrative charges	(13,244)	(331,842)	(1,448,716)	(2,357,431)	(2,116,985)

Net investment income (loss)	10,875	5,132,743	11,255,319	(2,248,438)	(1,904,089)

Realized gains (losses) on investments:
Capital gain distributions received	18,136	—	—	—	—
Net realized gain (loss)	(70,781)	(976)	12,828	4,694,620	(227,506)

Realized gains (losses)	(52,645)	(976)	12,828	4,694,620	(227,506)

Unrealized appreciation (depreciation) during the period	(21,553)	(3,807,669)	(8,668,027)	(3,903,461)	15,507,120

Net increase (decrease) in contract owners’ equity from operations	(63,323)	1,324,098	2,600,120	(1,457,279)	13,375,525

Changes from principal transactions:
Purchase payments	—	1,326,296	552,682	594,244	643,471
Transfers between sub-accounts and the company	2,296,588	226,514,397	564,825,231	(9,195,118)	68,089,013
Withdrawals	(1,451)	(1,766,821)	(8,026,615)	(20,896,272)	(15,708,180)
Annual contract fee	—	(242,415)	(604,549)	(486,042)	(403,107)

Net increase (decrease) in contract owners’ equity from principal transactions	2,295,137	225,831,457	556,746,749	(29,983,188)	52,621,197

Total increase (decrease) in contract owners’ equity	2,231,814	227,155,555	559,346,869	(31,440,467)	65,996,722
Contract owners’ equity at beginning of period	—	—	—	171,776,665	105,779,943

Contract owners’ equity at end of period	$2,231,814	$227,155,555	$559,346,869	$140,336,198	$171,776,665

	2011	2011	2011	2011	2010
Units, beginning of period	—	—	—	17,221,010	11,642,266
Units issued	1,042,966	18,105,745	45,488,749	697,784	8,571,709
Units redeemed	866,929	45,166	956,303	3,663,903	2,992,965

Units, end of period	176,037	18,060,579	44,532,446	14,254,891	17,221,010

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II		Core Allocation Plus Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$19,619	$14,737	$3,443,152	$3,838,839	$280,019	$228,276
Expenses:
Mortality and expense risk and administrative charges	(1,122,098)	(1,054,583)	(4,418,567)	(4,518,115)	(189,892)	(180,269)

Net investment income (loss)	(1,102,479)	(1,039,846)	(975,415)	(679,276)	90,127	48,007

Realized gains (losses) on investments:
Capital gain distributions received	—	—	4,423,251	33,307,897	1,092,070	327,402
Net realized gain (loss)	2,423,589	(203,880)	7,781,500	1,728,961	410,268	(93,532)

Realized gains (losses)	2,423,589	(203,880)	12,204,751	35,036,858	1,502,338	233,870

Unrealized appreciation (depreciation) during the period	(2,164,016)	7,025,083	(7,150,411)	482,838	(2,233,438)	1,593,693

Net increase (decrease) in contract owners’ equity from operations	(842,906)	5,781,357	4,078,925	34,840,420	(640,973)	1,875,570

Changes from principal transactions:
Purchase payments	317,944	431,889	6,050,841	8,641,189	267,579	837,289
Transfers between sub-accounts and the company	(803,030)	10,690,683	(24,376,467)	(32,062,885)	(361,078)	19,997
Withdrawals	(8,780,846)	(5,876,621)	(16,065,141)	(12,562,245)	(696,886)	(687,651)
Annual contract fee	(273,388)	(272,174)	(2,123,159)	(1,988,014)	(120,534)	(130,935)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,539,320)	4,973,777	(36,513,926)	(37,971,955)	(910,919)	38,700

Total increase (decrease) in contract owners’ equity	(10,382,226)	10,755,134	(32,435,001)	(3,131,535)	(1,551,892)	1,914,270
Contract owners’ equity at beginning of period	73,640,663	62,885,529	312,548,497	315,680,032	21,488,642	19,574,372

Contract owners’ equity at end of period	$63,258,437	$73,640,663	$280,113,496	$312,548,497	$19,936,750	$21,488,642

	2011	2010	2011	2010	2011	2010
Units, beginning of period	4,935,879	4,634,291	24,072,871	27,231,439	1,752,947	1,748,762
Units issued	530,200	1,406,705	322,607	657,410	48,798	145,582
Units redeemed	1,153,836	1,105,117	3,120,903	3,815,978	121,529	141,397

Units, end of period	4,312,243	4,935,879	21,274,575	24,072,871	1,680,216	1,752,947

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Allocation Plus Trust Series II		Core Allocation Trust Series I		Core Allocation Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$1,591,259	$1,336,666	$471,807	$219,307	$3,362,695	$1,335,651
Expenses:
Mortality and expense risk and administrative charges	(2,152,673)	(2,189,468)	(100,787)	(59,216)	(1,296,407)	(660,168)

Net investment income (loss)	(561,414)	(852,802)	371,020	160,091	2,066,288	675,483

Realized gains (losses) on investments:
Capital gain distributions received	7,456,587	2,403,701	85,502	45,609	664,257	298,015
Net realized gain (loss)	4,049,874	249,921	222,803	44,122	1,242,062	921,451

Realized gains (losses)	11,506,461	2,653,622	308,305	89,731	1,906,319	1,219,466

Unrealized appreciation (depreciation) during the period	(16,416,628)	10,375,671	(1,017,434)	545,721	(7,942,693)	2,837,341

Net increase (decrease) in contract owners’ equity from operations	(5,471,581)	12,176,491	(338,109)	795,543	(3,970,086)	4,732,290

Changes from principal transactions:
Purchase payments	2,156,497	3,570,698	565,273	2,773,093	10,182,990	18,818,407
Transfers between sub-accounts and the company	(7,515,807)	(6,558,293)	3,503,903	3,298,957	26,290,779	20,122,370
Withdrawals	(7,312,901)	(4,596,731)	(1,362,216)	(53,506)	(6,473,449)	(2,972,490)
Annual contract fee	(1,055,734)	(982,996)	(116,826)	(140,889)	(574,260)	(268,048)

Net increase (decrease) in contract owners’ equity from principal transactions	(13,727,945)	(8,567,322)	2,590,134	5,877,655	29,426,060	35,700,239

Total increase (decrease) in contract owners’ equity	(19,199,526)	3,609,169	2,252,025	6,673,198	25,455,974	40,432,529
Contract owners’ equity at beginning of period	152,253,507	148,644,338	10,233,844	3,560,646	68,382,212	27,949,683

Contract owners’ equity at end of period	$133,053,981	$152,253,507	$12,485,869	$10,233,844	$93,838,186	$68,382,212

	2011	2010	2011	2010	2011	2010
Units, beginning of period	12,998,029	13,789,949	629,232	240,937	4,170,840	1,858,723
Units issued	161,200	443,421	259,168	407,364	2,682,009	3,166,458
Units redeemed	1,335,563	1,235,341	102,331	19,069	944,682	854,341

Units, end of period	11,823,666	12,998,029	786,069	629,232	5,908,167	4,170,840

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Allocation Trust Series NAV	Core Balanced Trust Series I		Core Balanced Trust Series II
	2011	2011	2010	2011	2010
Income:
Dividend distributions received	$916	$483,529	$321,172	$2,680,429	$1,893,800
Expenses:
Mortality and expense risk and administrative charges	(276)	(216,271)	(103,084)	(2,177,683)	(1,147,194)

Net investment income (loss)	640	267,258	218,088	502,746	746,606

Realized gains (losses) on investments:
Capital gain distributions received	171	148,322	41,838	928,343	293,698
Net realized gain (loss)	(2)	370,775	88,520	3,045,291	1,682,090

Realized gains (losses)	169	519,097	130,358	3,973,634	1,975,788

Unrealized appreciation (depreciation) during the period	(1,908)	(879,078)	1,209,701	(6,467,799)	7,135,451

Net increase (decrease) in contract owners’ equity from operations	(1,099)	(92,723)	1,558,147	(1,991,419)	9,857,845

Changes from principal transactions:
Purchase payments	25,000	3,088,117	6,083,089	23,907,034	44,457,342
Transfers between sub-accounts and the company	—	6,940,080	6,931,427	32,640,822	30,874,182
Withdrawals	—	(1,152,186)	(285,084)	(7,663,790)	(3,025,004)
Annual contract fee	—	(272,167)	(268,082)	(974,664)	(418,616)

Net increase (decrease) in contract owners’ equity from principal transactions	25,000	8,603,844	12,461,350	47,909,402	71,887,904

Total increase (decrease) in contract owners’ equity	23,901	8,511,121	14,019,497	45,917,983	81,745,749
Contract owners’ equity at beginning of period	—	19,080,753	5,061,256	125,983,980	44,238,231

Contract owners’ equity at end of period	$23,901	$27,591,874	$19,080,753	$171,901,963	$125,983,980

	2011	2011	2010	2011	2010
Units, beginning of period	—	1,163,837	343,325	7,593,444	2,944,076
Units issued	1,731	648,168	854,229	4,335,801	5,797,356

Units redeemed	—	134,034	33,717	1,508,370	1,147,988

Units, end of period	1,731	1,677,971	1,163,837	10,420,875	7,593,444

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Balanced Trust Series NAV	Core Balanced Strategy Trust Series NAV		Core Bond Trust Series II		Core Diversified Growth & Income Trust Series II
	2011	2011	2010	2011	2010	2011
Income:
Dividend distributions received	$6,147	$89,160	$87,134	$350,757	$319,807	$84
Expenses:
Mortality and expense risk and administrative charges	(3,753)	(56,630)	(52,917)	(171,656)	(201,348)	(13)

Net investment income (loss)	2,394	32,530	34,217	179,101	118,459	71

Realized gains (losses) on investments:
Capital gain distributions received	2,004	46,164	4,333	388,589	118,713	47
Net realized gain (loss)	(60)	9,276	12,874	481,085	674,194	(71)

Realized gains (losses)	1,944	55,440	17,207	869,674	792,907	(24)

Unrealized appreciation (depreciation) during the period	(13,111)	(67,928)	233,060	(424,221)	(258,221)	—

Net increase (decrease) in contract owners’ equity from operations	(8,773)	20,042	284,484	624,554	653,145	47

Changes from principal transactions:
Purchase payments	350,000	—	817,037	28,291	58,403	3,927
Transfers between sub-accounts and the company	—	453	(3,374)	851,288	2,065,420	(3,974)
Withdrawals	—	(104,352)	(308,739)	(1,740,035)	(1,506,844)	—
Annual contract fee	—	—	—	(32,180)	(37,132)	—

Net increase (decrease) in contract owners’ equity from principal transactions	350,000	(103,899)	504,924	(892,636)	579,847	(47)

Total increase (decrease) in contract owners’ equity	341,227	(83,857)	789,408	(268,082)	1,232,992	—
Contract owners’ equity at beginning of period	—	3,531,428	2,742,020	12,759,623	11,526,631	—

Contract owners’ equity at end of period	$341,227	$3,447,571	$3,531,428	$12,491,541	$12,759,623	$—

	2011	2011	2010	2011	2010	2011
Units, beginning of period	—	236,823	200,571	832,592	792,126	—
Units issued	24,047	—	58,475	525,889	478,914	316
Units redeemed	—	7,143	22,223	592,632	438,448	316

Units, end of period	24,047	229,680	236,823	765,849	832,592	—

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Disciplined Diversification Trust Series II		Core Fundamental Holdings Trust Series II		Core Fundamental Holdings Trust Series III
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$3,676,050	$2,177,871	$4,341,624	$3,086,125	$510,123	$366,483
Expenses:
Mortality and expense risk and administrative charges	(2,501,118)	(1,319,865)	(3,200,310)	(2,069,485)	(198,244)	(128,462)

Net investment income (loss)	1,174,932	858,006	1,141,314	1,016,640	311,879	238,021

Realized gains (losses) on investments:
Capital gain distributions received	534,090	299,869	283,581	1,017,438	26,441	96,037
Net realized gain (loss)	3,677,726	1,493,511	4,041,527	2,281,820	423,239	146,742

Realized gains (losses)	4,211,816	1,793,380	4,325,108	3,299,258	449,680	242,779

Unrealized appreciation (depreciation) during the period	(12,741,436)	7,536,687	(8,096,789)	9,444,260	(811,975)	926,706

Net increase (decrease) in contract owners’ equity from operations	(7,354,688)	10,188,073	(2,630,367)	13,760,158	(50,416)	1,407,506

Changes from principal transactions:
Purchase payments	18,897,125	31,347,883	25,078,665	64,808,128	1,793,682	5,058,869
Transfers between sub-accounts and the company	36,680,933	43,183,159	19,763,703	38,396,420	2,706,417	4,353,834
Withdrawals	(9,526,574)	(3,582,674)	(13,092,459)	(6,248,373)	(1,159,808)	(277,711)
Annual contract fee	(1,075,457)	(474,113)	(1,613,193)	(847,454)	(240,216)	(260,480)

Net increase (decrease) in contract owners’ equity from principal transactions	44,976,027	70,474,255	30,136,716	96,108,721	3,100,075	8,874,512

Total increase (decrease) in contract owners’ equity	37,621,339	80,662,328	27,506,349	109,868,879	3,049,659	10,282,018
Contract owners’ equity at beginning of period	137,776,253	57,113,925	207,376,559	97,507,680	19,707,379	9,425,361

Contract owners’ equity at end of period	$175,397,592	$137,776,253	$234,882,908	$207,376,559	$22,757,038	$19,707,379

	2011	2010	2011	2010	2011	2010
Units, beginning of period	8,099,043	3,711,559	13,036,021	6,628,031	1,248,298	651,197
Units issued	4,227,897	5,194,226	3,940,169	7,776,407	339,007	664,700

Units redeemed	1,651,881	806,742	2,081,342	1,368,417	146,575	67,599

Units, end of period	10,675,059	8,099,043	14,894,848	13,036,021	1,440,730	1,248,298

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Global Diversification Trust Series I	Core Global Diversification Trust Series II		Core Global Diversification Trust Series III
	2011	2011	2010	2011	2010
Income:
Dividend distributions received	$3,124	$5,383,971	$4,384,353	$426,261	$335,087
Expenses:
Mortality and expense risk and administrative charges	(1,589)	(4,046,825)	(2,649,049)	(155,722)	(103,584)

Net investment income (loss)	1,535	1,337,146	1,735,304	270,539	231,503

Realized gains (losses) on investments:
Capital gain distributions received	981	1,891,522	1,880,346	120,465	130,267
Net realized gain (loss)	(46)	3,464,800	2,167,234	254,165	145,485

Realized gains (losses)	935	5,356,322	4,047,580	374,630	275,752

Unrealized appreciation (depreciation) during the period	(12,352)	(22,938,274)	8,069,765	(1,457,363)	599,107

Net increase (decrease) in contract owners’ equity from operations	(9,882)	(16,244,806)	13,852,649	(812,194)	1,106,362

Changes from principal transactions:
Purchase payments	150,000	28,325,627	57,634,792	1,677,508	4,129,273
Transfers between sub-accounts and the company	—	14,910,987	78,572,177	1,431,946	4,994,245
Withdrawals	—	(16,151,186)	(7,765,194)	(709,924)	(121,485)
Annual contract fee	—	(1,821,844)	(1,024,644)	(189,216)	(203,048)

Net increase (decrease) in contract owners’ equity from principal transactions	150,000	25,263,584	127,417,131	2,210,314	8,798,985

Total increase (decrease) in contract owners’ equity	140,118	9,018,778	141,269,780	1,398,120	9,905,347
Contract owners’ equity at beginning of period	—	256,911,318	115,641,538	16,128,240	6,222,893

Contract owners’ equity at end of period	$140,118	$265,930,096	$256,911,318	$17,526,360	$16,128,240

	2011	2011	2010	2011	2010
Units, beginning of period	—	15,839,532	7,610,718	1,002,873	416,864
Units issued	10,314	4,677,383	10,140,364	287,646	662,100
Units redeemed	—	3,236,091	1,911,550	152,662	76,091

Units, end of period	10,314	17,280,824	15,839,532	1,137,857	1,002,873

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Strategy Trust Series II		Core Strategy Trust Series NAV		Disciplined Diversification Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$12,311,520	$12,307,651	$148,143	$154,717	$4,033,276	$3,045,901
Expenses:
Mortality and expense risk and administrative charges	(9,321,103)	(8,505,482)	(80,678)	(79,809)	(3,155,942)	(3,152,596)

Net investment income (loss)	2,990,417	3,802,169	67,465	74,908	877,334	(106,695)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	912,561	—
Net realized gain (loss)	(2,613,097)	(7,016,599)	99,311	220,871	7,833,325	1,189,310

Realized gains (losses)	(2,613,097)	(7,016,599)	99,311	220,871	8,745,886	1,189,310

Unrealized appreciation (depreciation) during the period	(10,205,026)	60,992,691	(239,638)	397,355	(17,078,821)	23,077,659

Net increase (decrease) in contract owners’ equity from operations	(9,827,706)	57,778,261	(72,862)	693,134	(7,455,601)	24,160,274

Changes from principal transactions:
Purchase payments	22,616,456	48,025,271	—	1,753,677	4,620,730	7,513,339
Transfers between sub-accounts and the company	2,993,683	7,535,037	877	139,878	(18,001,889)	(5,865,554)
Withdrawals	(36,365,549)	(23,064,401)	(535,972)	(1,597,474)	(10,593,950)	(6,320,285)
Annual contract fee	(3,957,148)	(3,821,225)	—	(14)	(1,520,106)	(1,399,431)

Net increase (decrease) in contract owners’ equity from principal transactions	(14,712,558)	28,674,682	(535,095)	296,067	(25,495,215)	(6,071,931)

Total increase (decrease) in contract owners’ equity	(24,540,264)	86,452,943	(607,957)	989,201	(32,950,816)	18,088,343
Contract owners’ equity at beginning of period	623,297,898	536,844,955	7,020,193	6,030,992	231,251,430	213,163,087

Contract owners’ equity at end of period	$598,757,634	$623,297,898	$6,412,236	$7,020,193	$198,300,614	$231,251,430

	2011	2010	2011	2010	2011	2010
Units, beginning of period	46,039,851	43,900,932	442,179	422,492	18,143,084	18,658,677
Units issued	3,901,206	6,069,403	—	135,526	299,276	832,481

Units redeemed	5,044,576	3,930,484	34,160	115,839	2,290,960	1,348,074

Units, end of period	44,896,481	46,039,851	408,019	442,179	16,151,400	18,143,084

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	DWS Equity 500 Index		Equity-Income Trust Series I		Equity-Income Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$194,371	$241,625	$4,351,918	$4,726,544	$2,526,941	$2,430,801
Expenses:
Mortality and expense risk and administrative charges	(235,064)	(246,582)	(3,732,525)	(3,818,111)	(2,493,285)	(2,300,414)

Net investment income (loss)	(40,693)	(4,957)	619,393	908,433	33,656	130,387

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	63,416	(444,425)	(6,627,595)	(8,706,655)	(7,974,574)	(9,997,611)

Realized gains (losses)	63,416	(444,425)	(6,627,595)	(8,706,655)	(7,974,574)	(9,997,611)

Unrealized appreciation (depreciation) during the period	48,979	2,219,056	(991,229)	39,884,690	2,240,741	27,660,513

Net increase (decrease) in contract owners’ equity from operations	71,702	1,769,674	(6,999,431)	32,086,468	(5,700,177)	17,793,289

Changes from principal transactions:
Purchase payments	35,329	127,682	816,031	588,119	837,558	1,234,120
Transfers between sub-accounts and the company	(1,232,429)	(638,621)	8,279,815	(5,850,207)	19,418,400	2,003,853
Withdrawals	(901,643)	(1,826,016)	(34,192,096)	(33,481,330)	(17,417,742)	(15,440,092)
Annual contract fee	(85,314)	(99,164)	(493,132)	(478,941)	(535,521)	(513,387)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,184,057)	(2,436,119)	(25,589,382)	(39,222,359)	2,302,695	(12,715,506)

Total increase (decrease) in contract owners’ equity	(2,112,355)	(666,445)	(32,588,813)	(7,135,891)	(3,397,482)	5,077,783
Contract owners’ equity at beginning of period	15,949,563	16,616,008	263,326,216	270,462,107	153,299,569	148,221,786

Contract owners’ equity at end of period	$13,837,208	$15,949,563	$230,737,403	$263,326,216	$149,902,087	$153,299,569

	2011	2010	2011	2010	2011	2010
Units, beginning of period	817,237	956,770	9,698,477	11,371,365	10,031,313	10,954,397
Units issued	9,425	34,847	1,031,352	360,610	2,271,533	1,244,991
Units redeemed	116,545	174,380	2,075,527	2,033,498	2,236,819	2,168,075

Units, end of period	710,117	817,237	8,654,302	9,698,477	10,066,027	10,031,313

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Services Trust Series I		Financial Services Trust Series II		Founding Allocation Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$199,598	$47,727	$314,868	$33,908	$1,329,454	$1,682,661
Expenses:
Mortality and expense risk and administrative charges	(203,361)	(243,651)	(370,348)	(415,878)	(406,836)	(386,504)

Net investment income (loss)	(3,763)	(195,924)	(55,480)	(381,970)	922,618	1,296,157

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	159,223	(961,485)	(311,183)	(2,728,055)	65,935	(616,958)

Realized gains (losses)	159,223	(961,485)	(311,183)	(2,728,055)	65,935	(616,958)

Unrealized appreciation (depreciation) during the period	(1,580,072)	2,634,114	(2,199,953)	5,543,249	(1,914,049)	3,372,042

Net increase (decrease) in contract owners’ equity from operations	(1,424,612)	1,476,705	(2,566,616)	2,433,224	(925,496)	4,051,241

Changes from principal transactions:
Purchase payments	34,268	46,399	186,456	195,834	531,458	2,197,064
Transfers between sub-accounts and the company	(1,943,552)	(1,112,623)	(2,502,506)	(1,836,369)	98,031	(1,328,321)
Withdrawals	(1,782,505)	(2,148,378)	(2,720,765)	(2,725,508)	(2,386,302)	(1,182,007)
Annual contract fee	(53,368)	(65,333)	(81,943)	(98,338)	(272,293)	(275,172)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,745,157)	(3,279,935)	(5,118,758)	(4,464,381)	(2,029,106)	(588,436)

Total increase (decrease) in contract owners’ equity	(5,169,769)	(1,803,230)	(7,685,374)	(2,031,157)	(2,954,602)	3,462,805
Contract owners’ equity at beginning of period	15,858,482	17,661,712	27,065,009	29,096,166	46,365,557	42,902,752

Contract owners’ equity at end of period	$10,688,713	$15,858,482	$19,379,635	$27,065,009	$43,410,955	$46,365,557

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,177,395	1,449,855	1,905,931	2,251,332	3,738,258	3,793,835
Units issued	78,214	111,913	142,638	238,668	142,060	254,476

Units redeemed	364,750	384,373	511,255	584,069	298,116	310,053

Units, end of period	890,859	1,177,395	1,537,314	1,905,931	3,582,202	3,738,258

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Founding Allocation Trust Series II		Fundamental All Cap Core Trust Series II (a)		Fundamental Holdings Trust Series II (b)
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$30,682,155	$42,813,509	$489,781	$558,147	$13,072,950	$13,895,906
Expenses:
Mortality and expense risk and administrative charges	(17,933,998)	(18,621,581)	(914,314)	(946,379)	(14,877,265)	(15,107,600)

Net investment income (loss)	12,748,157	24,191,928	(424,533)	(388,232)	(1,804,315)	(1,211,694)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(31,581,266)	(46,492,423)	(3,484,470)	(7,033,168)	(10,622,687)	(13,492,637)

Realized gains (losses)	(31,581,266)	(46,492,423)	(3,484,470)	(7,033,168)	(10,622,687)	(13,492,637)

Unrealized appreciation (depreciation) during the period	(15,173,120)	122,831,559	1,999,979	17,262,245	(13,149,977)	97,379,866

Net increase (decrease) in contract owners’ equity from operations	(34,006,229)	100,531,064	(1,909,024)	9,840,845	(25,576,979)	82,675,535

Changes from principal transactions:
Purchase payments	11,520,621	12,551,345	325,215	347,791	15,775,899	24,214,244
Transfers between sub-accounts and the company	(62,710,971)	(68,943,924)	(1,647,939)	(3,001,925)	(53,227,802)	(35,065,136)
Withdrawals	(76,363,566)	(55,049,152)	(6,555,904)	(5,579,536)	(52,554,127)	(33,416,125)
Annual contract fee	(8,122,582)	(8,497,049)	(319,873)	(358,749)	(6,894,157)	(6,608,266)

Net increase (decrease) in contract owners’ equity from principal transactions	(135,676,498)	(119,938,780)	(8,198,501)	(8,592,419)	(96,900,187)	(50,875,283)

Total increase (decrease) in contract owners’ equity	(169,682,727)	(19,407,716)	(10,107,525)	1,248,426	(122,477,166)	31,800,252
Contract owners’ equity at beginning of period	1,242,477,961	1,261,885,677	63,655,323	62,406,897	1,041,331,846	1,009,531,594

Contract owners’ equity at end of period	$1,072,795,234	$1,242,477,961	$53,547,798	$63,655,323	$918,854,680	$1,041,331,846

	2011	2010	2011	2010	2011	2010
Units, beginning of period	116,260,096	128,398,406	3,600,142	4,142,487	89,990,632	94,706,932
Units issued	596,836	580,419	97,649	214,095	600,928	1,457,568
Units redeemed	13,174,323	12,718,729	549,552	756,440	9,022,032	6,173,868

Units, end of period	103,682,609	116,260,096	3,148,239	3,600,142	81,569,528	89,990,632

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Holdings Trust Series III (c)		Fundamental Large Cap Value Trust Series II (d)		Fundamental Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$1,154,918	$1,126,045	$85,754	$193,101	$2,382,283	$3,723,819
Expenses:
Mortality and expense risk and administrative charges	(549,990)	(521,053)	(172,665)	(175,461)	(4,612,662)	(5,084,350)

Net investment income (loss)	604,928	604,992	(86,911)	17,640	(2,230,379)	(1,360,531)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(134,145)	(568,363)	(1,090,484)	(1,424,804)	14,665,116	11,235,766

Realized gains (losses)	(134,145)	(568,363)	(1,090,484)	(1,424,804)	14,665,116	11,235,766

Unrealized appreciation (depreciation) during the period	(1,428,885)	5,507,922	1,225,731	2,603,370	(28,328,578)	26,643,780

Net increase (decrease) in contract owners’ equity from operations	(958,102)	5,544,551	48,336	1,196,206	(15,893,841)	36,519,015

Changes from principal transactions:
Purchase payments	1,221,230	1,938,049	38,037	53,000	965,077	1,016,772
Transfers between sub-accounts and the company	(860,301)	(611,111)	323,654	(164,385)	(18,052,748)	(11,941,617)
Withdrawals	(1,833,703)	(721,902)	(1,163,719)	(1,282,531)	(43,723,758)	(42,770,852)
Annual contract fee	(389,759)	(369,746)	(58,624)	(63,926)	(611,307)	(702,989)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,862,533)	235,290	(860,652)	(1,457,842)	(61,422,736)	(54,398,686)

Total increase (decrease) in contract owners’ equity	(2,820,635)	5,779,841	(812,316)	(261,636)	(77,316,577)	(17,879,671)
Contract owners’ equity at beginning of period	62,807,730	57,027,889	11,584,339	11,845,975	350,229,792	368,109,463

Contract owners’ equity at end of period	$59,987,095	$62,807,730	$10,772,023	$11,584,339	$272,913,215	$350,229,792

	2011	2010	2011	2010	2011	2010
Units, beginning of period	4,993,703	4,975,653	850,818	969,174	24,123,130	28,241,296
Units issued	168,379	274,318	140,308	46,170	275,467	481,616
Units redeemed	316,329	256,268	200,487	164,526	4,564,400	4,599,782

Units, end of period	4,845,753	4,993,703	790,639	850,818	19,834,197	24,123,130

(c)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series III.
(d)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Value Trust Series II		Global Allocation		Global Bond Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$1,621,220	$2,587,816	$18,122	$10,723	$4,396,433	$2,615,856
Expenses:
Mortality and expense risk and administrative charges	(4,296,796)	(4,604,386)	(13,953)	(14,569)	(1,034,668)	(1,155,910)

Net investment income (loss)	(2,675,576)	(2,016,570)	4,169	(3,846)	3,361,765	1,459,946

Realized gains (losses) on investments:
Capital gain distributions	—	—	19,179	5,362	—	—
Net realized gain (loss)	(6,590,436)	(8,392,601)	60,178	25,195	(923,393)	(4,146,575)

Realized gains (losses)	(6,590,436)	(8,392,601)	79,357	30,557	(923,393)	(4,146,575)

Unrealized appreciation (depreciation) during the period	(5,069,509)	41,356,915	(130,886)	53,208	2,640,311	9,160,409

Net increase (decrease) in contract owners’ equity from operations	(14,335,521)	30,947,744	(47,360)	79,919	5,078,683	6,473,780

Changes from principal transactions:
Purchase payments	1,072,927	1,671,564	2,400	—	317,092	1,076,388
Transfers between sub-accounts and the company	(11,455,539)	(14,696,718)	(70,225)	(36,729)	(1,593,638)	(2,459,663)
Withdrawals	(29,064,423)	(26,365,755)	(109,068)	(78,526)	(11,270,197)	(10,969,617)
Annual contract fee	(1,123,695)	(1,245,407)	(2,299)	(2,563)	(135,087)	(170,035)

Net increase (decrease) in contract owners’ equity from principal transactions	(40,570,730)	(40,636,316)	(179,192)	(117,818)	(12,681,830)	(12,522,927)

Total increase (decrease) in contract owners’ equity	(54,906,251)	(9,688,572)	(226,552)	(37,899)	(7,603,147)	(6,049,147)
Contract owners’ equity at beginning of period	295,598,627	305,287,199	1,042,369	1,080,268	74,033,589	80,082,736

Contract owners’ equity at end of period	$240,692,376	$295,598,627	$815,817	$1,042,369	$66,430,442	$74,033,589

	2011	2010	2011	2010	2011	2010
Units, beginning of period	19,503,761	22,342,435	63,663	69,919	2,708,334	3,158,491
Units issued	857,801	892,300	166	109	553,200	536,868
Units redeemed	3,528,418	3,730,974	11,568	6,365	993,708	987,025

Units, end of period	16,833,144	19,503,761	52,261	63,663	2,267,826	2,708,334

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series II		Global Diversification Trust Series II (e)		Global Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$10,320,039	$5,581,573	$12,660,115	$14,314,289	$2,886,939	$2,287,749
Expenses:
Mortality and expense risk and administrative charges	(2,700,032)	(2,782,077)	(11,600,631)	(12,005,021)	(1,833,573)	(1,889,755)

Net investment income (loss)	7,620,007	2,799,496	1,059,484	2,309,268	1,053,366	397,994

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(8,227,840)	(7,226,497)	(7,745,511)	(12,986,887)	3,213,497	797,255

Realized gains (losses)	(8,227,840)	(7,226,497)	(7,745,511)	(12,986,887)	3,213,497	797,255

Unrealized appreciation (depreciation) during the period	12,371,587	18,150,692	(54,105,716)	91,403,222	(13,529,318)	8,206,707

Net increase (decrease) in contract owners’ equity from operations	11,763,754	13,723,691	(60,791,743)	80,725,603	(9,262,455)	9,401,956

Changes from principal transactions:
Purchase payments	753,218	1,197,234	11,457,672	17,675,410	1,330,632	1,813,686
Transfers between sub-accounts and the company	(8,919,344)	4,641,797	(39,736,094)	(37,521,729)	(2,100,534)	(1,763,834)
Withdrawals	(20,972,642)	(18,727,611)	(46,650,417)	(26,500,204)	(13,471,870)	(12,645,470)
Annual contract fee	(638,202)	(679,950)	(5,357,169)	(5,239,515)	(420,300)	(411,992)

Net increase (decrease) in contract owners’ equity from principal transactions	(29,776,970)	(13,568,530)	(80,286,008)	(51,586,038)	(14,662,072)	(13,007,610)

Total increase (decrease) in contract owners’ equity	(18,013,216)	155,161	(141,077,751)	29,139,565	(23,924,527)	(3,605,654)

Contract owners’ equity at beginning of period	176,267,228	176,112,067	835,495,493	806,355,928	153,628,071	157,233,725

Contract owners’ equity at end of period	$158,254,012	$176,267,228	$694,417,742	$835,495,493	$129,703,544	$153,628,071

	2011	2010	2011	2010	2011	2010
Units, beginning of period	8,787,208	9,499,821	69,807,715	74,544,095	8,540,014	9,049,797
Units issued	1,058,006	1,454,827	744,287	991,076	570,001	629,426

Units redeemed	2,452,687	2,167,440	7,553,506	5,727,456	1,145,273	1,139,209

Units, end of period	7,392,527	8,787,208	62,998,496	69,807,715	7,964,742	8,540,014

(e)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series II		Health Sciences Trust Series I		Health Sciences Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$486,101	$367,753	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(431,274)	(442,835)	(611,051)	(583,907)	(838,447)	(765,618)

Net investment income (loss)	54,827	(75,082)	(611,051)	(583,907)	(838,447)	(765,618)

Realized gains (losses) on investments:
Capital gain distributions	—	—	450,884	—	612,494	—
Net realized gain (loss)	(1,198,491)	(1,781,711)	2,228,161	(1,072,124)	2,903,042	(1,300,308)

Realized gains (losses)	(1,198,491)	(1,781,711)	2,679,045	(1,072,124)	3,515,536	(1,300,308)

Unrealized appreciation (depreciation) during the period	(860,740)	3,316,759	1,112,289	6,469,642	1,385,195	7,993,467

Net increase (decrease) in contract owners’ equity from operations	(2,004,404)	1,459,966	3,180,283	4,813,611	4,062,284	5,927,541

Changes from principal transactions:
Purchase payments	147,871	119,550	181,663	98,538	420,404	484,627
Transfers between sub-accounts and the company	572,900	(291,866)	(663,554)	(1,656,690)	961,149	1,293,558
Withdrawals	(3,005,227)	(2,739,859)	(4,961,049)	(4,386,450)	(5,793,463)	(4,643,898)
Annual contract fee	(124,573)	(131,025)	(145,055)	(144,694)	(201,122)	(190,320)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,409,029)	(3,043,200)	(5,587,995)	(6,089,296)	(4,613,032)	(3,056,033)

Total increase (decrease) in contract owners’ equity	(4,413,433)	(1,583,234)	(2,407,712)	(1,275,685)	(550,748)	2,871,508

Contract owners’ equity at beginning of period	28,926,453	30,509,687	39,069,026	40,344,711	50,728,339	47,856,831

Contract owners’ equity at end of period	$24,513,020	$28,926,453	$36,661,314	$39,069,026	$50,177,591	$50,728,339

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,903,905	2,125,503	1,906,926	2,244,079	2,390,785	2,552,746
Units issued	202,329	165,247	428,877	224,265	566,095	513,581

Units redeemed	359,177	386,845	694,261	561,418	782,129	675,542

Units, end of period	1,747,057	1,903,905	1,641,542	1,906,926	2,174,751	2,390,785

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Income Trust Series II		High Yield Trust Series I		High Yield Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$508,267	$6,981,184	$4,705,063	$21,933,330	$5,717,226	$29,589,869
Expenses:
Mortality and expense risk and administrative charges	(69,692)	(294,113)	(854,422)	(904,269)	(1,242,092)	(1,169,639)

Net investment income (loss)	438,575	6,687,071	3,850,641	21,029,061	4,475,134	28,420,230

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(6,567,944)	2,330,818	(9,490,204)	7,993,291	(16,077,210)	8,102,139

Realized gains (losses)	(6,567,944)	2,330,818	(9,490,204)	7,993,291	(16,077,210)	8,102,139

Unrealized appreciation (depreciation) during the period	5,973,523	(7,252,365)	5,832,327	(22,447,554)	12,215,842	(30,854,879)

Net increase (decrease) in contract owners’ equity from operations	(155,846)	1,765,524	192,764	6,574,798	613,766	5,667,490

Changes from principal transactions:
Purchase payments	38,084	63,774	79,983	338,931	267,517	588,381
Transfers between sub-accounts and the company	(20,399,447)	3,960,096	245,421	(3,272,274)	3,454,016	(6,538,111)
Withdrawals	(630,852)	(3,236,036)	(8,687,564)	(9,280,119)	(11,018,134)	(9,165,032)
Annual contract fee	(9,739)	(45,117)	(100,553)	(105,991)	(195,369)	(180,887)

Net increase (decrease) in contract owners’ equity from principal transactions	(21,001,954)	742,717	(8,462,713)	(12,319,453)	(7,491,970)	(15,295,649)

Total increase (decrease) in contract owners’ equity	(21,157,800)	2,508,241	(8,269,949)	(5,744,655)	(6,878,204)	(9,628,159)

Contract owners’ equity at beginning of period	21,157,800	18,649,559	61,746,763	67,491,418	81,173,525	90,801,684

Contract owners’ equity at end of period	$—	$21,157,800	$53,476,814	$61,746,763	$74,295,321	$81,173,525

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,686,852	1,626,192	3,165,866	3,881,038	4,143,022	5,173,978
Units issued	74,324	2,279,211	1,706,760	2,265,177	3,387,819	4,784,892

Units redeemed	1,761,176	2,218,551	2,118,403	2,980,349	3,709,279	5,815,848

Units, end of period	—	1,686,852	2,754,223	3,165,866	3,821,562	4,143,022

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Core Trust Series I		International Core Trust Series II		International Equity Index Trust A Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$701,067	$626,444	$495,295	$412,768	$786,747	$640,977
Expenses:
Mortality and expense risk and administrative charges	(481,543)	(511,968)	(402,568)	(404,803)	(408,877)	(372,344)

Net investment income (loss)	219,524	114,476	92,727	7,965	377,870	268,633

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	622,204	8,834,542
Net realized gain (loss)	(4,738,481)	(3,897,329)	(3,232,676)	(3,476,984)	(3,619,556)	(4,268,501)

Realized gains (losses)	(4,738,481)	(3,897,329)	(3,232,676)	(3,476,984)	(2,997,352)	4,566,041

Unrealized appreciation (depreciation) during the period	1,159,700	6,218,614	339,172	5,288,778	(1,578,717)	(2,360,063)

Net increase (decrease) in contract owners’ equity from operations	(3,359,257)	2,435,761	(2,800,777)	1,819,759	(4,198,199)	2,474,611

Changes from principal transactions:
Purchase payments	315,589	114,123	124,532	151,920	86,068	87,318
Transfers between sub-accounts and the company	(1,532,172)	(999,018)	(655,959)	(163,209)	(3,475,733)	17,810,505
Withdrawals	(4,068,166)	(3,829,456)	(2,467,971)	(1,801,831)	(2,899,221)	(2,535,795)
Annual contract fee	(85,140)	(94,064)	(85,248)	(92,325)	(92,412)	(79,442)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,369,889)	(4,808,415)	(3,084,646)	(1,905,445)	(6,381,298)	15,282,586

Total increase (decrease) in contract owners’ equity	(8,729,146)	(2,372,654)	(5,885,423)	(85,686)	(10,579,497)	17,757,197

Contract owners’ equity at beginning of period	35,235,824	37,608,478	26,532,534	26,618,220	31,951,350	14,194,153

Contract owners’ equity at end of period	$26,506,678	$35,235,824	$20,647,111	$26,532,534	$21,371,853	$31,951,350

	2011	2010	2011	2010	2011	2010
Units, beginning of period	2,397,063	2,759,093	1,664,456	1,799,491	1,662,444	806,351
Units issued	245,611	194,367	219,470	231,047	51,654	1,318,304

Units redeemed	612,474	556,397	418,230	366,082	398,917	462,211

Units, end of period	2,030,200	2,397,063	1,465,696	1,664,456	1,315,181	1,662,444

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Trust A Series II		International Equity Index Trust B Series NAV		International Opportunities Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$878,059	$647,184	$709,353	$555,020	$193,824	$392,862
Expenses:
Mortality and expense risk and administrative charges	(498,259)	(455,553)	(330,191)	(350,308)	(438,722)	(495,199)

Net investment income (loss)	379,800	191,631	379,162	204,712	(244,898)	(102,337)

Realized gains (losses) on investments:
Capital gain distributions	722,616	10,186,797	—	—	—	—
Net realized gain (loss)	(4,236,110)	(5,000,501)	(999,111)	(1,657,710)	80,211	(5,975,655)

Realized gains (losses)	(3,513,494)	5,186,296	(999,111)	(1,657,710)	80,211	(5,975,655)

Unrealized appreciation (depreciation) during the period	(1,826,782)	(2,855,060)	(2,597,652)	3,448,847	(5,077,500)	9,126,194

Net increase (decrease) in contract owners’ equity from operations	(4,960,476)	2,522,867	(3,217,601)	1,995,849	(5,242,187)	3,048,202

Changes from principal transactions:
Purchase payments	256,587	386,925	110,750	85,085	291,792	224,681
Transfers between sub-accounts and the company	(2,570,931)	21,115,920	394,175	(697,291)	(2,891,026)	(61,110)
Withdrawals	(3,638,637)	(2,634,003)	(2,014,905)	(1,798,514)	(3,598,902)	(2,981,816)
Annual contract fee	(129,904)	(121,492)	(117,022)	(130,598)	(77,545)	(91,655)

Net increase (decrease) in contract owners’ equity from principal transactions	(6,082,885)	18,747,350	(1,627,002)	(2,541,318)	(6,275,681)	(2,909,900)

Total increase (decrease) in contract owners’ equity	(11,043,361)	21,270,217	(4,844,603)	(545,469)	(11,517,868)	138,302

Contract owners’ equity at beginning of period	37,022,915	15,752,698	23,430,507	23,975,976	35,028,799	34,890,497

Contract owners’ equity at end of period	$25,979,554	$37,022,915	$18,585,904	$23,430,507	$23,510,931	$35,028,799

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,997,980	911,711	2,165,506	2,431,392	2,260,528	2,507,243
Units issued	128,177	1,796,231	141,320	99,175	347,233	790,271

Units redeemed	467,047	709,962	277,513	365,061	757,652	1,036,986

Units, end of period	1,659,110	1,997,980	2,029,313	2,165,506	1,850,109	2,260,528

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series II		International Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$595,669	$1,141,402	$357,305	$675,075	$2,472,159	$2,294,407
Expenses:
Mortality and expense risk and administrative charges	(583,038)	(639,946)	(411,850)	(423,372)	(1,629,775)	(1,796,089)

Net investment income (loss)	12,631	501,456	(54,545)	251,703	842,384	498,318

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	1,246,420	(7,524)	1,018,819	4,770	(10,911,850)	(10,729,079)

Realized gains (losses)	1,246,420	(7,524)	1,018,819	4,770	(10,911,850)	(10,729,079)

Unrealized appreciation (depreciation) during the period	(8,154,114)	7,645,143	(5,670,226)	4,699,152	(4,533,309)	16,983,064

Net increase (decrease) in contract owners’ equity from operations	(6,895,063)	8,139,075	(4,705,952)	4,955,625	(14,602,775)	6,752,303

Changes from principal transactions:
Purchase payments	139,390	177,315	209,116	181,953	598,155	716,407
Transfers between sub-accounts and the company	(4,055,596)	(4,690,226)	(1,038,994)	(202,454)	(7,286,895)	(2,979,902)
Withdrawals	(5,391,558)	(4,957,003)	(3,482,052)	(2,943,191)	(13,552,721)	(14,510,921)
Annual contract fee	(112,339)	(123,389)	(91,418)	(93,130)	(266,649)	(305,505)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,420,103)	(9,593,303)	(4,403,348)	(3,056,822)	(20,508,110)	(17,079,921)

Total increase (decrease) in contract owners’ equity	(16,315,166)	(1,454,228)	(9,109,300)	1,898,803	(35,110,885)	(10,327,618)
Contract owners’ equity at beginning of period	46,828,834	48,283,062	30,455,967	28,557,164	123,081,173	133,408,791

Contract owners’ equity at end of period	$30,513,668	$46,828,834	$21,346,667	$30,455,967	$87,970,288	$123,081,173

	2011	2010	2011	2010	2011	2010
Units, beginning of period	3,157,022	3,935,891	2,060,195	2,328,932	6,981,981	8,033,229
Units issued	134,335	242,998	321,291	499,323	314,976	442,711

Units redeemed	799,726	1,021,867	626,781	768,060	1,464,326	1,493,959

Units, end of period	2,491,631	3,157,022	1,754,705	2,060,195	5,832,631	6,981,981

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Value Trust Series II		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$2,281,932	$1,951,841	$7,785,203	$8,670,618	$4,605,382	$6,398,297
Expenses:
Mortality and expense risk and administrative charges	(1,730,232)	(1,816,469)	(2,097,365)	(1,969,865)	(1,911,784)	(2,173,879)

Net investment income (loss)	551,700	135,372	5,687,838	6,700,753	2,693,598	4,224,418

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(11,660,833)	(11,814,815)	2,939,124	638,844	1,369,473	729,252

Realized gains (losses)	(11,660,833)	(11,814,815)	2,939,124	638,844	1,369,473	729,252

Unrealized appreciation (depreciation) during the period	(4,100,815)	18,126,687	3,630,567	2,180,181	3,346,216	2,734,164

Net increase (decrease) in contract owners’ equity from operations	(15,209,948)	6,447,244	12,257,529	9,519,778	7,409,287	7,687,834

Changes from principal transactions:
Purchase payments	569,057	645,146	8,937,015	11,025,416	880,335	1,342,921
Transfers between sub-accounts and the company	(1,502,958)	(1,584,822)	13,078,550	16,638,303	(5,719,341)	1,971,053
Withdrawals	(12,519,636)	(9,908,664)	(17,189,041)	(18,205,321)	(15,029,498)	(16,576,014)
Annual contract fee	(392,481)	(447,316)	(984,439)	(859,052)	(494,444)	(586,129)

Net increase (decrease) in contract owners’ equity from principal transactions	(13,846,018)	(11,295,656)	3,842,085	8,599,346	(20,362,948)	(13,848,169)

Total increase (decrease) in contract owners’ equity	(29,055,966)	(4,848,412)	16,099,614	18,119,124	(12,953,661)	(6,160,335)
Contract owners’ equity at beginning of period	118,156,444	123,004,856	175,113,209	156,994,085	129,806,350	135,966,685

Contract owners’ equity at end of period	$89,100,478	$118,156,444	$191,212,823	$175,113,209	$116,852,689	$129,806,350

	2011	2010	2011	2010	2011	2010
Units, beginning of period	6,118,995	6,733,805	9,829,080	8,810,880	7,579,754	8,375,031
Units issued	551,089	604,047	2,427,578	2,514,847	930,983	1,743,520

Units redeemed	1,273,457	1,218,857	1,864,934	1,496,647	2,070,348	2,538,797

Units, end of period	5,396,627	6,118,995	10,391,724	9,829,080	6,440,389	7,579,754

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Large Cap Trust Series I		Large Cap Trust Series II		Large Cap Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$1,497,535	$1,284,527	$100,217	$75,382	$88,525	$216,213
Expenses:
Mortality and expense risk and administrative charges	(1,657,539)	(1,760,568)	(141,808)	(143,175)	(93,708)	(279,197)

Net investment income (loss)	(160,004)	(476,041)	(41,591)	(67,793)	(5,183)	(62,984)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(6,237,293)	(8,369,597)	(402,164)	(660,438)	(1,672,108)	(2,515,755)

Realized gains (losses)	(6,237,293)	(8,369,597)	(402,164)	(660,438)	(1,672,108)	(2,515,755)

Unrealized appreciation (depreciation) during the period	2,729,842	22,859,494	86,108	1,718,232	2,982,792	3,977,899

Net increase (decrease) in contract owners’ equity from operations	(3,667,455)	14,013,856	(357,647)	990,001	1,305,501	1,399,160

Changes from principal transactions:
Purchase payments	403,544	308,670	23,486	129,957	133,581	89,162
Transfers between sub-accounts and the company	(5,249,156)	(4,386,392)	48,478	(160,389)	(18,868,439)	(450,476)
Withdrawals	(14,112,007)	(13,038,170)	(863,797)	(944,676)	(1,167,435)	(2,371,485)
Annual contract fee	(290,266)	(219,671)	(40,406)	(41,814)	(21,300)	(66,822)

Net increase (decrease) in contract owners’ equity from principal transactions	(19,247,885)	(17,335,563)	(832,239)	(1,016,922)	(19,923,593)	(2,799,621)

Total increase (decrease) in contract owners’ equity	(22,915,340)	(3,321,707)	(1,189,886)	(26,921)	(18,618,092)	(1,400,461)

Contract owners’ equity at beginning of period	125,850,072	129,171,779	9,264,372	9,291,293	18,618,092	20,018,553

Contract owners’ equity at end of period	$102,934,732	$125,850,072	$8,074,486	$9,264,372	$—	$18,618,092

	2011	2010	2011	2010	2011	2010
Units, beginning of period	9,393,946	10,813,548	704,457	789,704	994,260	1,157,609
Units issued	79,078	78,719	43,210	61,180	61,804	125,598

Units redeemed	1,516,706	1,498,321	108,895	146,427	1,056,064	288,947

Units, end of period	7,956,318	9,393,946	638,772	704,457	—	994,260

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Large Cap Value Trust Series II		Lifestyle Aggressive Trust Series I		Lifestyle Aggressive Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$96,078	$186,496	$1,597,622	$1,827,512	$2,598,468	$3,020,553
Expenses:
Mortality and expense risk and administrative charges	(113,495)	(302,895)	(1,431,488)	(1,373,360)	(2,721,035)	(2,726,791)

Net investment income (loss)	(17,417)	(116,399)	166,134	454,152	(122,567)	293,762

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(1,364,115)	(1,839,976)	(3,987,765)	(8,831,413)	(10,484,967)	(13,908,452)

Realized gains (losses)	(1,364,115)	(1,839,976)	(3,987,765)	(8,831,413)	(10,484,967)	(13,908,452)

Unrealized appreciation (depreciation) during the period	2,850,929	3,349,785	(3,739,606)	21,524,186	(2,497,473)	37,289,043

Net increase (decrease) in contract owners’ equity from operations	1,469,397	1,393,410	(7,561,237)	13,146,925	(13,105,007)	23,674,353

Changes from principal transactions:
Purchase payments	65,592	97,367	874,926	678,277	2,094,895	3,174,869
Transfers between sub-accounts and the company	(21,459,973)	1,567,256	(3,301,763)	1,145,227	(5,780,912)	(1,560,781)
Withdrawals	(821,333)	(1,576,186)	(8,165,356)	(6,703,546)	(16,830,548)	(14,426,040)
Annual contract fee	(18,946)	(73,288)	(362,494)	(352,903)	(646,150)	(687,412)

Net increase (decrease) in contract owners’ equity from principal transactions	(22,234,660)	15,149	(10,954,687)	(5,232,945)	(21,162,715)	(13,499,364)

Total increase (decrease) in contract owners’ equity	(20,765,263)	1,408,559	(18,515,924)	7,913,980	(34,267,722)	10,174,989

Contract owners’ equity at beginning of period	20,765,263	19,356,704	103,196,685	95,282,705	188,589,090	178,414,101

Contract owners’ equity at end of period	$—	$20,765,263	$84,680,761	$103,196,685	$154,321,368	$188,589,090

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,126,491	1,133,545	6,183,737	6,570,279	11,278,274	12,202,049
Units issued	69,244	225,485	594,162	1,233,548	915,164	1,141,163

Units redeemed	1,195,735	232,539	1,268,012	1,620,090	2,132,437	2,064,938

Units, end of period	—	1,126,491	5,509,887	6,183,737	10,061,001	11,278,274

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Trust Series I		Lifestyle Balanced Trust Series II		Lifestyle Balanced Trust Series NAV
	2011	2010	2011	2010	2011
Income:
Dividend distributions	$22,794,587	$18,402,025	$289,200,684	$241,978,957	$2,424
Expenses:
Mortality and expense risk and administrative charges	(9,119,262)	(9,299,937)	(146,285,180)	(144,676,449)	(685)

Net investment income (loss)	13,675,325	9,102,088	142,915,504	97,302,508	1,739

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	(9,790,109)	(21,652,507)	(139,676,226)	(138,384,962)	—

Realized gains (losses)	(9,790,109)	(21,652,507)	(139,676,226)	(138,384,962)	—

Unrealized appreciation (depreciation) during the period	(8,498,064)	77,986,924	(103,173,454)	917,216,712	(3,154)

Net increase (decrease) in contract owners’ equity from operations	(4,612,848)	65,436,505	(99,934,176)	876,134,258	(1,415)

Changes from principal transactions:
Purchase payments	16,036,101	28,391,458	218,614,799	409,098,662	71,497
Transfers between sub-accounts and the company	36,503,535	26,853,733	(179,278,228)	119,524,423	—
Withdrawals	(77,038,904)	(80,520,060)	(804,684,211)	(618,899,456)	—
Annual contract fee	(3,034,823)	(2,949,617)	(52,779,526)	(49,217,857)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(27,534,091)	(28,224,486)	(818,127,166)	(139,494,228)	71,497

Total increase (decrease) in contract owners’ equity	(32,146,939)	37,212,019	(918,061,342)	736,640,030	70,082

Contract owners’ equity at beginning of period	699,738,018	662,525,999	9,859,909,037	9,123,269,007	—

Contract owners’ equity at end of period	$667,591,079	$699,738,018	$8,941,847,695	$9,859,909,037	$70,082

	2011	2010	2011	2010	2011
Units, beginning of period	40,353,556	40,029,522	606,988,062	611,485,345	—
Units issued	5,813,002	7,452,735	17,598,988	36,123,426	5,040

Units redeemed	5,951,818	7,128,701	64,308,372	40,620,709	—

Units, end of period	40,214,740	40,353,556	560,278,678	606,988,062	5,040

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced PS Series II	Lifestyle Conservative Trust Series I		Lifestyle Conservative Trust Series II
	2011	2011	2010	2011	2010
Income:
Dividend distributions	$718,501	$8,850,164	$5,787,292	$91,439,069	$57,711,107
Expenses:
Mortality and expense risk and administrative charges	(197,818)	(2,885,180)	(3,018,917)	(34,669,261)	(35,723,695)

Net investment income (loss)	520,683	5,964,984	2,768,375	56,769,808	21,987,412

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	(51,474)	9,951,383	2,186,456	34,391,272	(15,200,726)

Realized gains (losses)	(51,474)	9,951,383	2,186,456	34,391,272	(15,200,726)

Unrealized appreciation (depreciation) during the period	48,785	(9,844,147)	10,916,358	(36,956,690)	156,141,573

Net increase (decrease) in contract owners’ equity from operations	517,994	6,072,220	15,871,189	54,204,390	162,928,259

Changes from principal transactions:
Purchase payments	62,444,938	3,410,170	4,260,475	61,167,859	144,459,918
Transfers between sub-accounts and the company	4,418,489	16,812,606	27,790,584	98,168,751	178,337,623
Withdrawals	(120,069)	(32,466,430)	(35,319,903)	(233,803,156)	(202,042,357)
Annual contract fee	(14,385)	(839,674)	(777,513)	(12,917,662)	(12,363,984)

Net increase (decrease) in contract owners’ equity from principal transactions	66,728,973	(13,083,328)	(4,046,357)	(87,384,208)	108,391,200

Total increase (decrease) in contract owners’ equity	67,246,967	(7,011,108)	11,824,832	(33,179,818)	271,319,459

Contract owners’ equity at beginning of period	—	220,273,901	208,449,069	2,342,621,033	2,071,301,574

Contract owners’ equity at end of period	$67,246,967	$213,262,793	$220,273,901	$2,309,441,215	$2,342,621,033

	2011	2011	2010	2011	2010
Units, beginning of period	—	11,547,707	11,452,790	141,829,250	133,572,464
Units issued	5,623,500	3,189,230	4,137,883	25,726,416	38,173,707

Units redeemed	107,037	3,463,968	4,042,966	30,594,934	29,916,921

Units, end of period	5,516,463	11,272,969	11,547,707	136,960,732	141,829,250

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative PS Series II	Lifestyle Growth Trust Series I		Lifestyle Growth Trust Series II
	2011	2011	2010	2011	2010
Income:
Dividend distributions	$369,755	$15,966,845	$13,537,990	$292,748,190	$255,974,576
Expenses:
Mortality and expense risk and administrative charges	(94,223)	(7,575,851)	(7,405,769)	(182,712,634)	(174,963,402)

Net investment income (loss)	275,532	8,390,994	6,132,221	110,035,556	81,011,174

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	(6,284)	(9,220,071)	(21,756,160)	(230,818,127)	(211,027,896)

Realized gains (losses)	(6,284)	(9,220,071)	(21,756,160)	(230,818,127)	(211,027,896)

Unrealized appreciation (depreciation) during the period	(102,064)	(16,019,994)	76,058,742	(269,317,998)	1,334,091,234

Net increase (decrease) in contract owners’ equity from operations	167,184	(16,849,071)	60,434,803	(390,100,569)	1,204,074,512

Changes from principal transactions:
Purchase payments	27,609,308	23,346,694	34,645,473	310,438,619	492,620,208
Transfers between sub-accounts and the company	(496,344)	24,777,880	17,543,631	(128,507,330)	(23,542,458)
Withdrawals	(117,495)	(58,745,910)	(48,679,740)	(812,245,037)	(551,303,826)
Annual contract fee	(2,700)	(3,066,100)	(2,919,134)	(70,215,733)	(65,464,110)

Net increase (decrease) in contract owners’ equity from principal transactions	26,992,769	(13,687,436)	590,230	(700,529,481)	(147,690,186)

Total increase (decrease) in contract owners’ equity	27,159,953	(30,536,507)	61,025,033	(1,090,630,050)	1,056,384,326

Contract owners’ equity at beginning of period	—	595,817,023	534,791,990	12,206,252,598	11,149,868,272

Contract owners’ equity at end of period	$27,159,953	$565,280,516	$595,817,023	$11,115,622,548	$12,206,252,598

	2011	2011	2010	2011	2010
Units, beginning of period	—	36,719,632	35,025,976	778,123,464	783,016,876
Units issued	2,307,740	6,365,313	7,228,803	30,887,578	43,625,212

Units redeemed	140,554	5,812,170	5,535,147	71,129,783	48,518,624

Units, end of period	2,167,186	37,272,775	36,719,632	737,881,259	778,123,464

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Trust Series NAV	Lifestyle Growth PS Series II	Lifestyle Moderate Trust Series I		Lifestyle Moderate Trust Series II
	2011	2011	2011	2010	2011	2010
Income:
Dividend distributions	$4,313	$750,225	$9,175,529	$6,786,751	$97,585,646	$70,352,043
Expenses:
Mortality and expense risk and administrative charges	(1,524)	(276,028)	(3,452,873)	(3,481,516)	(44,241,177)	(42,831,483)

Net investment income (loss)	2,789	474,197	5,722,656	3,305,235	53,344,469	27,520,560

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(59)	(405,738)	2,194,019	(4,298,289)	(27,635,041)	(38,811,151)

Realized gains (losses)	(59)	(405,738)	2,194,019	(4,298,289)	(27,635,041)	(38,811,151)

Unrealized appreciation (depreciation) during the period	(12,676)	335,630	(5,272,671)	22,873,639	(7,876,937)	244,567,000

Net increase (decrease) in contract owners’ equity from operations	(9,946)	404,089	2,644,004	21,880,585	17,832,491	233,276,409

Changes from principal transactions:
Purchase payments	160,000	84,143,567	7,216,340	10,637,477	88,751,507	173,360,760
Transfers between sub-accounts and the company	—	2,223,031	11,122,967	18,029,244	22,655,926	133,514,376
Withdrawals	—	(127,063)	(34,115,090)	(30,117,067)	(259,204,578)	(216,720,981)
Annual contract fee	—	(6,850)	(1,060,011)	(1,035,461)	(16,359,348)	(14,528,969)

Net increase (decrease) in contract owners’ equity from principal transactions	160,000	86,232,685	(16,835,794)	(2,485,807)	(164,156,493)	75,625,186

Total increase (decrease) in contract owners’ equity	150,054	86,636,774	(14,191,790)	19,394,778	(146,324,002)	308,901,595

Contract owners’ equity at beginning of period	—	—	265,027,006	245,632,228	2,947,541,565	2,638,639,970

Contract owners’ equity at end of period	$150,054	$86,636,774	$250,835,216	$265,027,006	$2,801,217,563	$2,947,541,565

	2011	2011	2011	2010	2011	2010
Units, beginning of period	—	—	14,331,890	13,923,302	182,150,799	175,829,782
Units issued	10,695	7,689,014	2,910,619	3,424,283	15,359,172	24,269,020

Units redeemed	—	448,154	3,215,636	3,015,695	24,511,710	17,948,003

Units, end of period	10,695	7,240,860	14,026,873	14,331,890	172,998,261	182,150,799

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate PS Series II	Mid Cap Index Trust Series I		Mid Cap Index Trust Series II
	2011	2011	2010	2011	2010
Income:
Dividend distributions	$388,762	$232,413	$396,845	$342,452	$628,892
Expenses:
Mortality and expense risk and administrative charges	(105,615)	(577,371)	(570,654)	(1,201,815)	(1,201,970)

Net investment income (loss)	283,147	(344,958)	(173,809)	(859,363)	(573,078)

Realized gains (losses) on investments:
Capital gain distributions	—	887,811	—	1,767,988	—
Net realized gain (loss)	(13,295)	329,685	(2,117,230)	1,312,535	(4,526,365)

Realized gains (losses)	(13,295)	1,217,496	(2,117,230)	3,080,523	(4,526,365)

Unrealized appreciation (depreciation) during the period	55,434	(2,043,699)	10,441,592	(4,789,935)	21,026,599

Net increase (decrease) in contract owners’ equity from operations	325,286	(1,171,161)	8,150,553	(2,568,775)	15,927,156

Changes from principal transactions:
Purchase payments	30,961,475	221,779	160,324	380,302	427,554
Transfers between sub-accounts and the company	2,603,241	(3,662,468)	811,738	(2,054,981)	(1,308,158)
Withdrawals	(62,336)	(4,741,373)	(3,724,676)	(8,840,972)	(7,531,476)
Annual contract fee	(3,915)	(115,697)	(117,513)	(329,603)	(358,319)

Net increase (decrease) in contract owners’ equity from principal transactions	33,498,465	(8,297,759)	(2,870,127)	(10,845,254)	(8,770,399)

Total increase (decrease) in contract owners’ equity	33,823,751	(9,468,920)	5,280,426	(13,414,029)	7,156,757

Contract owners’ equity at beginning of period	—	41,948,523	36,668,097	81,259,636	74,102,879

Contract owners’ equity at end of period	$33,823,751	$32,479,603	$41,948,523	$67,845,607	$81,259,636

	2011	2011	2010	2011	2010
Units, beginning of period	—	1,987,088	2,155,012	4,171,865	4,703,227
Units issued	2,776,925	190,031	293,921	504,639	709,082

Units redeemed	39,667	578,762	461,845	1,042,183	1,240,444

Units, end of period	2,737,258	1,598,357	1,987,088	3,634,321	4,171,865

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series II		Mid Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$—	$138	$—	$—	$490,492	$1,611,378
Expenses:
Mortality and expense risk and administrative charges	(2,488,459)	(2,442,907)	(1,829,458)	(1,745,474)	(1,087,683)	(1,196,531)

Net investment income (loss)	(2,488,459)	(2,442,769)	(1,829,458)	(1,745,474)	(597,191)	414,847

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	291,701
Net realized gain (loss)	(2,906,179)	(6,322,476)	(2,496,636)	(7,302,169)	6,968,638	4,734,985

Realized gains (losses)	(2,906,179)	(6,322,476)	(2,496,636)	(7,302,169)	6,968,638	5,026,686

Unrealized appreciation (depreciation) during the period	(10,927,322)	42,082,640	(6,884,059)	29,330,607	(10,675,936)	5,323,410

Net increase (decrease) in contract owners’ equity from operations	(16,321,960)	33,317,395	(11,210,153)	20,282,964	(4,304,489)	10,764,943

Changes from principal transactions:
Purchase payments	3,507,789	5,872,132	601,480	888,457	228,952	404,162
Transfers between sub-accounts and the company	(1,266,965)	(3,963,283)	(41,374)	(584,996)	(5,868,861)	(3,005,842)
Withdrawals	(22,306,430)	(18,260,366)	(14,963,869)	(10,127,552)	(9,809,329)	(9,917,525)
Annual contract fee	(712,571)	(748,622)	(423,740)	(442,784)	(249,807)	(281,992)

Net increase (decrease) in contract owners’ equity from principal transactions	(20,778,177)	(17,100,139)	(14,827,503)	(10,266,875)	(15,699,045)	(12,801,197)

Total increase (decrease) in contract owners’ equity	(37,100,137)	16,217,256	(26,037,656)	10,016,089	(20,003,534)	(2,036,254)

Contract owners’ equity at beginning of period	183,428,550	167,211,294	117,686,505	107,670,416	82,548,250	84,584,504

Contract owners’ equity at end of period	$146,328,413	$183,428,550	$91,648,849	$117,686,505	$62,544,716	$82,548,250

	2011	2010	2011	2010	2011	2010
Units, beginning of period	10,955,501	11,821,904	5,660,485	6,241,071	4,753,528	5,577,843
Units issued	1,353,399	1,368,577	810,221	751,575	201,245	186,491

Units redeemed	2,274,847	2,234,980	1,516,401	1,332,161	1,117,307	1,010,806

Units, end of period	10,034,053	10,955,501	4,954,305	5,660,485	3,837,466	4,753,528

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series II		Money Market Trust Series I		Money Market Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$412,378	$1,625,642	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,368,138)	(1,458,881)	(2,645,764)	(3,230,682)	(13,199,602)	(15,937,073)

Net investment income (loss)	(955,760)	166,761	(2,645,764)	(3,230,682)	(13,199,602)	(15,937,073)

Realized gains (losses) on investments:
Capital gain distributions	—	329,335	142,605	2,178	749,700	10,756
Net realized gain (loss)	6,929,304	4,280,013	—	—	—	—

Realized gains (losses)	6,929,304	4,609,348	142,605	2,178	749,700	10,756

Unrealized appreciation (depreciation) during the period	(11,366,877)	6,940,045	—	—	—	—

Net increase (decrease) in contract owners’ equity from operations	(5,393,333)	11,716,154	(2,503,159)	(3,228,504)	(12,449,902)	(15,926,317)

Changes from principal transactions:
Purchase payments	334,302	334,623	5,692,850	6,884,871	56,383,027	156,862,854
Transfers between sub-accounts and the company	(5,932,545)	(2,506,505)	79,794,911	(81,436,767)	392,908,841	(154,563,324)
Withdrawals	(9,466,438)	(7,665,497)	(86,430,116)	14,556,991	(395,722,727)	(287,133,245)
Annual contract fee	(320,858)	(364,395)	(684,127)	(828,083)	(5,247,646)	(5,909,145)

Net increase (decrease) in contract owners’ equity from principal transactions	(15,385,539)	(10,201,774)	(1,626,482)	(60,822,988)	48,321,495	(290,742,860)

Total increase (decrease) in contract owners’ equity	(20,778,872)	1,514,380	(4,129,641)	(64,051,492)	35,871,593	(306,669,177)

Contract owners’ equity at beginning of period	93,543,848	92,029,468	176,238,503	240,289,995	826,856,225	1,133,525,402

Contract owners’ equity at end of period	$72,764,976	$93,543,848	$172,108,862	$176,238,503	$862,727,818	$826,856,225

	2011	2010	2011	2010	2011	2010
Units, beginning of period	5,480,922	6,142,311	11,384,953	15,261,241	65,834,885	88,916,938
Units issued	274,157	248,717	11,531,581	9,553,377	59,860,335	39,037,439

Units redeemed	1,194,757	910,106	11,525,799	13,429,665	55,989,611	62,119,492

Units, end of period	4,560,322	5,480,922	11,390,735	11,384,953	69,705,609	65,834,885

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust B Series NAV		Mutual Shares Trust Series I		Natural Resources Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$—	$14,946	$1,737,225	$4,307,323	$437,297	$657,134
Expenses:
Mortality and expense risk and administrative charges	(408,666)	(446,948)	(1,635,323)	(1,290,053)	(2,378,203)	(2,424,919)

Net investment income (loss)	(408,666)	(432,002)	101,902	3,017,270	(1,940,906)	(1,767,785)

Realized gains (losses) on investments:
Capital gain distributions	24,025	—	—	—	—	—
Net realized gain (loss)	—	—	2,358,474	(210,177)	27,360,131	(32,424,468)

Realized gains (losses)	24,025	—	2,358,474	(210,177)	27,360,131	(32,424,468)

Unrealized appreciation (depreciation) during the period	—	—	(4,910,902)	13,157,354	(59,233,630)	52,549,375

Net increase (decrease) in contract owners’ equity from operations	(384,641)	(432,002)	(2,450,526)	15,964,447	(33,814,405)	18,357,122

Changes from principal transactions:
Purchase payments	143,138	190,699	11,073,169	20,738,936	782,556	1,218,067
Transfers between sub-accounts and the company	9,306,224	845,874	17,816,473	19,034,364	(10,175,755)	(2,251,887)
Withdrawals	(9,054,994)	(6,890,006)	(8,271,097)	(4,915,742)	(18,282,081)	(14,997,795)
Annual contract fee	(149,483)	(170,359)	(1,415,599)	(1,391,954)	(497,689)	(505,013)

Net increase (decrease) in contract owners’ equity from principal transactions	244,885	(6,023,792)	19,202,946	33,465,604	(28,172,969)	(16,536,628)

Total increase (decrease) in contract owners’ equity	(139,756)	(6,455,794)	16,752,420	49,430,051	(61,987,374)	1,820,494

Contract owners’ equity at beginning of period	26,235,859	32,691,653	172,165,587	122,735,536	174,978,526	173,158,032

Contract owners’ equity at end of period	$26,096,103	$26,235,859	$188,918,007	$172,165,587	$112,991,152	$174,978,526

	2011	2010	2011	2010	2011	2010
Units, beginning of period	2,097,486	2,574,889	14,733,437	11,608,152	4,483,909	4,956,632
Units issued	1,584,371	757,557	2,727,498	3,581,353	731,935	914,539

Units redeemed	1,566,141	1,234,960	992,135	456,068	1,491,383	1,387,262

Units, end of period	2,115,716	2,097,486	16,468,800	14,733,437	3,724,461	4,483,909

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	PIMCO All Asset		Real Estate Securities Trust Series I		Real Estate Securities Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$2,113,460	$1,948,657	$724,665	$967,611	$863,003	$1,097,177
Expenses:
Mortality and expense risk and administrative charges	(502,204)	(428,354)	(790,705)	(793,238)	(1,104,710)	(1,053,551)

Net investment income (loss)	1,611,256	1,520,303	(66,040)	174,373	(241,707)	43,626

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	441,588	(645,282)	36,886	(9,137,009)	1,517,166	(9,571,385)

Realized gains (losses)	441,588	(645,282)	36,886	(9,137,009)	1,517,166	(9,571,385)

Unrealized appreciation (depreciation) during the period	(2,057,123)	1,927,056	3,662,429	21,421,897	3,471,551	25,150,963

Net increase (decrease) in contract owners’ equity from operations	(4,279)	2,802,077	3,633,275	12,459,261	4,747,010	15,623,204

Changes from principal transactions:
Purchase payments	155,025	168,493	260,411	260,074	730,943	534,242
Transfers between sub-accounts and the company	3,440,522	7,975,723	(3,882,289)	1,006,822	(3,921,885)	648,223
Withdrawals	(5,067,846)	(2,690,366)	(7,179,101)	(6,799,295)	(8,172,994)	(6,417,168)
Annual contract fee	(94,038)	(82,612)	(133,009)	(136,821)	(237,840)	(242,954)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,566,337)	5,371,238	(10,933,988)	(5,669,220)	(11,601,776)	(5,477,657)

Total increase (decrease) in contract owners’ equity	(1,570,616)	8,173,315	(7,300,713)	6,790,041	(6,854,766)	10,145,547

Contract owners’ equity at beginning of period	31,946,884	23,773,569	55,339,432	48,549,391	72,145,442	61,999,895

Contract owners’ equity at end of period	$30,376,268	$31,946,884	$48,038,719	$55,339,432	$65,290,676	$72,145,442

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,849,601	1,526,486	1,872,263	2,091,375	3,033,454	3,296,683
Units issued	588,722	824,675	218,608	382,264	445,607	690,523

Units redeemed	682,273	501,560	587,299	601,376	930,426	953,752

Units, end of period	1,756,050	1,849,601	1,503,572	1,872,263	2,548,635	3,033,454

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Return Bond Trust Series II		Science & Technology Trust Series I		Science & Technology Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$2,625,754	$8,823,330	$—	$68	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,145,558)	(1,292,125)	(1,538,924)	(1,534,886)	(758,748)	(751,903)

Net investment income (loss)	1,480,196	7,531,205	(1,538,924)	(1,534,818)	(758,748)	(751,903)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,023,853)	(3,351,599)	10,450,748	6,594,720	6,774,398	1,323,782

Realized gains (losses)	(1,023,853)	(3,351,599)	10,450,748	6,594,720	6,774,398	1,323,782

Unrealized appreciation (depreciation) during the period	6,468,592	1,471,447	(17,197,966)	16,297,297	(10,090,183)	9,034,677

Net increase (decrease) in contract owners’ equity from operations	6,924,935	5,651,053	(8,286,142)	21,357,199	(4,074,533)	9,606,556

Changes from principal transactions:
Purchase payments	320,593	215,479	460,037	568,294	239,025	325,445
Transfers between sub-accounts and the company	(4,027,434)	(4,054,000)	(9,413,046)	(5,530,914)	(3,753,772)	(2,209,303)
Withdrawals	(9,826,858)	(10,080,940)	(11,108,423)	(11,131,978)	(5,631,373)	(5,110,516)
Annual contract fee	(201,658)	(217,641)	(332,149)	(349,910)	(176,950)	(178,161)

Net increase (decrease) in contract owners’ equity from principal transactions	(13,735,357)	(14,137,102)	(20,393,581)	(16,444,508)	(9,323,070)	(7,172,535)

Total increase (decrease) in contract owners’ equity	(6,810,422)	(8,486,049)	(28,679,723)	4,912,691	(13,397,603)	2,434,021

Contract owners’ equity at beginning of period	77,015,800	85,501,849	113,407,716	108,495,025	53,799,402	51,365,381

Contract owners’ equity at end of period	$70,205,378	$77,015,800	$84,727,993	$113,407,716	$40,401,799	$53,799,402

	2011	2010	2011	2010	2011	2010
Units, beginning of period	4,727,373	5,613,322	8,373,854	9,846,551	3,165,493	3,708,685
Units issued	1,383,341	988,640	583,213	596,334	771,935	773,611

Units redeemed	2,202,008	1,874,589	2,217,946	2,069,031	1,321,175	1,316,803

Units, end of period	3,908,706	4,727,373	6,739,121	8,373,854	2,616,253	3,165,493

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series II		Small Cap Growth Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$1,633,122	$1,221,384	$1,491,818	$982,139	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,093,169)	(869,950)	(1,024,768)	(852,026)	(2,897)	(1,243)

Net investment income (loss)	539,953	351,434	467,050	130,113	(2,897)	(1,243)

Realized gains (losses) on investments:
Capital gain distributions received	178,047	20,198	161,842	18,875	9,226	—
Net realized gain (loss)	398,457	299,075	329,340	275,448	7,657	3,985

Realized gains (losses)	576,504	319,273	491,182	294,323	16,883	3,985

Unrealized appreciation (depreciation) during the period	(211,365)	140,035	(398,205)	103,794	(57,436)	27,891

Net increase (decrease) in contract owners’ equity from operations	905,092	810,742	560,027	528,230	(43,450)	30,633

Changes from principal transactions:
Purchase payments	412,773	97,569	287,324	301,379	29,798	42,659
Transfers between sub-accounts and the company	(3,477,088)	90,322,657	1,464,789	81,893,354	255,603	57,381
Withdrawals	(11,861,574)	(10,102,334)	(8,651,174)	(7,713,494)	(18,739)	(11,691)
Annual contract fee	(140,052)	(106,309)	(172,351)	(135,541)	(1,748)	(1,621)

Net increase (decrease) in contract owners’ equity from principal transactions	(15,065,941)	80,211,583	(7,071,412)	74,345,698	264,914	86,728

Total increase (decrease) in contract owners’ equity	(14,160,849)	81,022,325	(6,511,385)	74,873,928	221,464	117,361

Contract owners’ equity at beginning of period	81,022,325	—	74,873,928	—	203,460	86,099

Contract owners’ equity at end of period	$66,861,476	$81,022,325	$68,362,543	$74,873,928	$424,924	$203,460

	2011	2010	2011	2010	2011	2010
Units, beginning of period	6,421,693	—	5,946,931	—	15,250	7,788
Units issued	939,030	7,847,614	1,689,749	7,327,353	21,372	10,498

Units redeemed	2,129,430	1,425,921	2,255,905	1,380,422	2,205	3,036

Units, end of period	5,231,293	6,421,693	5,380,775	5,946,931	34,417	15,250

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Growth Trust Series II		Small Cap Index Trust Series I		Small Cap Index Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$—	$178,032	$82,900	$539,197	$169,498
Expenses:
Mortality and expense risk and administrative charges	(585,176)	(496,715)	(252,117)	(250,886)	(934,491)	(951,202)

Net investment income (loss)	(585,176)	(496,715)	(74,085)	(167,986)	(395,294)	(781,704)

Realized gains (losses) on investments:
Capital gain distributions received	850,062	—	67,690	—	242,784	—
Net realized gain (loss)	6,413,048	(450,506)	(491,620)	(938,866)	(1,687,756)	(3,703,468)

Realized gains (losses)	7,263,110	(450,506)	(423,930)	(938,866)	(1,444,972)	(3,703,468)

Unrealized appreciation (depreciation) during the period	(9,887,859)	6,549,984	(445,655)	4,781,483	(1,618,985)	17,541,729

Net increase (decrease) in contract owners’ equity from operations	(3,209,925)	5,602,763	(943,670)	3,674,631	(3,459,251)	13,056,557

Changes from principal transactions:
Purchase payments	196,678	243,197	52,931	49,555	305,017	277,844
Transfers between sub-accounts and the company	4,395,863	632,747	(1,225,308)	492,952	(1,938,398)	(2,852,894)
Withdrawals	(5,142,267)	(3,451,075)	(2,215,218)	(1,371,681)	(6,319,690)	(4,704,856)
Annual contract fee	(101,380)	(94,595)	(56,773)	(58,182)	(287,065)	(317,986)

Net increase (decrease) in contract owners’ equity from principal transactions	(651,106)	(2,669,726)	(3,444,368)	(887,356)	(8,240,136)	(7,597,892)

Total increase (decrease) in contract owners’ equity	(3,861,031)	2,933,037	(4,388,038)	2,787,275	(11,699,387)	5,458,665

Contract owners’ equity at beginning of period	33,603,888	30,670,851	18,602,242	15,814,967	64,424,978	58,966,313

Contract owners’ equity at end of period	$29,742,857	$33,603,888	$14,214,204	$18,602,242	$52,725,591	$64,424,978

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,880,038	2,052,359	1,068,443	1,130,357	3,569,664	4,052,504
Units issued	1,079,129	563,936	70,885	152,510	160,972	337,029

Units redeemed	1,143,911	736,257	272,489	214,424	619,011	819,869

Units, end of period	1,815,256	1,880,038	866,839	1,068,443	3,111,625	3,569,664

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II		Small Cap Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$26,107	$—	$19,210	$—	$4,813	$1,273
Expenses:
Mortality and expense risk and administrative charges	(449,037)	(453,115)	(504,263)	(482,249)	(5,030)	(3,127)

Net investment income (loss)	(422,930)	(453,115)	(485,053)	(482,249)	(217)	(1,854)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,501,274)	(3,223,195)	532,453	(3,743,722)	62,723	2,862

Realized gains (losses)	(1,501,274)	(3,223,195)	532,453	(3,743,722)	62,723	2,862

Unrealized appreciation (depreciation) during the period	689,382	10,810,979	(1,533,890)	11,108,338	(69,051)	74,674

Net increase (decrease) in contract owners’ equity from operations	(1,234,822)	7,134,669	(1,486,490)	6,882,367	(6,545)	75,682

Changes from principal transactions:
Purchase payments	103,171	125,315	165,045	175,633	58,570	81,781
Transfers between sub-accounts and the company	(4,664,312)	2,300,972	(2,400,018)	4,064,240	98,644	28,775
Withdrawals	(3,774,568)	(4,077,123)	(3,333,582)	(3,337,054)	(23,857)	(8,185)
Annual contract fee	(87,264)	(90,552)	(120,038)	(124,660)	(2,119)	(2,695)

Net increase (decrease) in contract owners’ equity from principal transactions	(8,422,973)	(1,741,388)	(5,688,593)	778,159	131,238	99,676

Total increase (decrease) in contract owners’ equity	(9,657,795)	5,393,281	(7,175,083)	7,660,526	124,693	175,358

Contract owners’ equity at beginning of period	33,857,311	28,464,030	34,524,461	26,863,935	416,303	240,945

Contract owners’ equity at end of period	$24,199,516	$33,857,311	$27,349,378	$34,524,461	$540,996	$416,303

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,570,258	1,685,652	1,696,568	1,671,563	26,807	19,366
Units issued	197,030	433,004	304,546	696,336	16,030	8,265

Units redeemed	590,027	548,398	583,517	671,331	8,065	824

Units, end of period	1,177,261	1,570,258	1,417,597	1,696,568	34,772	26,807

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series II		Small Company Value Trust Series I		Small Company Value Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$253,994	$64,121	$369,333	$1,012,758	$263,377	$886,695
Expenses:
Mortality and expense risk and administrative charges	(669,013)	(662,837)	(1,049,016)	(1,142,682)	(1,168,773)	(1,215,884)

Net investment income (loss)	(415,019)	(598,716)	(679,683)	(129,924)	(905,396)	(329,189)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	4,334,226	1,081,321	(3,828,800)	(8,073,782)	(3,399,806)	(6,975,736)

Realized gains (losses)	4,334,226	1,081,321	(3,828,800)	(8,073,782)	(3,399,806)	(6,975,736)

Unrealized appreciation (depreciation) during the period	(4,197,158)	8,041,429	3,006,095	21,578,460	2,392,853	20,633,152

Net increase (decrease) in contract owners’ equity from operations	(277,951)	8,524,034	(1,502,388)	13,374,754	(1,912,349)	13,328,227

Changes from principal transactions:
Purchase payments	189,975	298,336	276,534	223,405	427,235	507,683
Transfers between sub-accounts and the company	(1,367,499)	8,032,771	(5,069,627)	(5,760,662)	(3,280,424)	(4,531,574)
Withdrawals	(5,265,952)	(4,969,653)	(9,382,795)	(10,176,908)	(8,093,773)	(7,693,660)
Annual contract fee	(113,664)	(125,197)	(185,401)	(218,386)	(256,816)	(292,990)

Net increase (decrease) in contract owners’ equity from principal transactions	(6,557,140)	3,236,257	(14,361,289)	(15,932,551)	(11,203,778)	(12,010,541)

Total increase (decrease) in contract owners’ equity	(6,835,091)	11,760,291	(15,863,677)	(2,557,797)	(13,116,127)	1,317,686

Contract owners’ equity at beginning of period	49,173,911	37,413,620	77,464,248	80,022,045	79,849,833	78,532,147

Contract owners’ equity at end of period	$42,338,820	$49,173,911	$61,600,571	$77,464,248	$66,733,706	$79,849,833

	2011	2010	2011	2010	2011	2010
Units, beginning of period	2,769,478	2,610,714	3,137,803	3,876,782	3,907,714	4,564,364
Units issued	660,836	1,352,961	86,401	107,705	185,482	230,762

Units redeemed	1,025,869	1,194,197	668,842	846,684	727,864	887,412

Units, end of period	2,404,445	2,769,478	2,555,362	3,137,803	3,365,332	3,907,714

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Smaller Company Growth Trust Series I		Smaller Company Growth Trust Series II		Strategic Income Opportunities Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$—	$—	$—	$6,856,808	$5,461,644
Expenses:
Mortality and expense risk and administrative charges	(507,383)	(534,335)	(342,122)	(346,683)	(1,021,135)	(171,370)

Net investment income (loss)	(507,383)	(534,335)	(342,122)	(346,683)	5,835,673	5,290,274

Realized gains (losses) on investments:
Capital gain distributions received	—	557,346	—	335,569	—	—
Net realized gain (loss)	2,029,311	852,848	1,185,884	604,733	(973,057)	(44,841)

Realized gains (losses)	2,029,311	1,410,194	1,185,884	940,302	(973,057)	(44,841)

Unrealized appreciation (depreciation) during the period	(4,299,020)	6,597,633	(2,637,800)	3,711,838	(4,258,237)	(4,096,503)

Net increase (decrease) in contract owners’ equity from operations	(2,777,092)	7,473,492	(1,794,038)	4,305,457	604,379	1,148,930

Changes from principal transactions:
Purchase payments	74,646	118,812	153,441	170,132	40,533	7,663
Transfers between sub-accounts and the company	(3,726,860)	(2,235,116)	(1,060,425)	(703,971)	(3,106,054)	75,898,532
Withdrawals	(3,729,010)	(4,154,094)	(2,359,021)	(2,213,904)	(12,025,876)	(2,222,631)
Annual contract fee	(105,194)	(118,372)	(89,821)	(97,854)	(99,008)	(14,587)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,486,418)	(6,388,770)	(3,355,826)	(2,845,597)	(15,190,405)	73,668,977

Total increase (decrease) in contract owners’ equity	(10,263,510)	1,084,722	(5,149,864)	1,459,860	(14,586,026)	74,817,907

Contract owners’ equity at beginning of period	38,475,742	37,391,020	23,082,682	21,622,822	74,817,907	—

Contract owners’ equity at end of period	$28,212,232	$38,475,742	$17,932,818	$23,082,682	$60,231,881	$74,817,907

	2011	2010	2011	2010	2011	2010
Units, beginning of period	2,377,741	2,846,684	1,432,916	1,648,670	4,069,460	—
Units issued	77,890	164,711	107,680	306,452	274,849	4,300,419

Units redeemed	550,623	633,654	320,045	522,206	1,087,215	230,959

Units, end of period	1,905,008	2,377,741	1,220,551	1,432,916	3,257,094	4,069,460

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series II		Total Bond Market Trust A Series II		Total Bond Market Trust A Series NAV
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$7,227,667	$5,746,958	$3,407,504	$961,037	$3,861,425	$2,370,143
Expenses:
Mortality and expense risk and administrative charges	(1,173,645)	(365,568)	(1,060,622)	(191,994)	(938,753)	(502,017)

Net investment income (loss)	6,054,022	5,381,390	2,346,882	769,043	2,922,672	1,868,126

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(599,322)	1,227,520	888,722	56,081	786,181	300,937

Realized gains (losses)	(599,322)	1,227,520	888,722	56,081	786,181	300,937

Unrealized appreciation (depreciation) during the period	(5,179,938)	(4,064,984)	(528,807)	(1,136,738)	2,867,473	(180,410)

Net increase (decrease) in contract owners’ equity from operations	274,762	2,543,926	2,706,797	(311,614)	6,576,326	1,988,653

Changes from principal transactions:
Purchase payments	396,524	156,271	4,306,455	5,360,843	10,905,571	23,580,947
Transfers between sub-accounts and the company	(3,220,715)	66,631,706	86,342,749	37,552,113	23,522,039	32,095,606
Withdrawals	(11,314,379)	(2,772,211)	(10,233,949)	(2,610,078)	(4,016,394)	(1,917,945)
Annual contract fee	(216,571)	(66,888)	(475,198)	(112,587)	(1,195,427)	(1,120,478)

Net increase (decrease) in contract owners’ equity from principal transactions	(14,355,141)	63,948,878	79,940,057	40,190,291	29,215,789	52,638,130

Total increase (decrease) in contract owners’ equity	(14,080,379)	66,492,804	82,646,854	39,878,677	35,792,115	54,626,783

Contract owners’ equity at beginning of period	78,797,970	12,305,166	40,747,472	868,795	85,281,810	30,655,027

Contract owners’ equity at end of period	$64,717,591	$78,797,970	$123,394,326	$40,747,472	$121,073,925	$85,281,810

	2011	2010	2011	2010	2011	2010
Units, beginning of period	4,425,957	767,713	3,043,431	64,240	6,261,790	2,360,787
Units issued	338,981	4,479,063	13,653,724	3,876,657	3,028,806	4,292,037

Units redeemed	1,143,622	820,819	7,954,041	897,466	921,717	391,034

Units, end of period	3,621,316	4,425,957	8,743,114	3,043,431	8,368,879	6,261,790

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Return Trust Series I		Total Return Trust Series II		Total Stock Market Index Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$8,588,166	$6,024,933	$11,153,996	$7,054,586	$144,905	$167,477
Expenses:
Mortality and expense risk and administrative charges	(3,140,502)	(3,832,504)	(4,516,489)	(5,261,075)	(185,090)	(196,488)

Net investment income (loss)	5,447,664	2,192,429	6,637,507	1,793,511	(40,185)	(29,011)

Realized gains (losses) on investments:
Capital gain distributions received	7,729,006	4,431,887	10,384,056	5,707,349	—	—
Net realized gain (loss)	2,910,447	4,715,820	6,237,691	7,306,637	75,411	(17,149)

Realized gains (losses)	10,639,453	9,147,707	16,621,747	13,013,986	75,411	(17,149)

Unrealized appreciation (depreciation) during the period	(11,127,547)	3,829,451	(17,563,790)	3,777,579	(156,404)	1,883,392

Net increase (decrease) in contract owners’ equity from operations	4,959,570	15,169,587	5,695,464	18,585,076	(121,178)	1,837,232

Changes from principal transactions:
Purchase payments	913,016	2,187,539	1,659,449	2,296,271	22,713	29,898
Transfers between sub-accounts and the company	(12,039,248)	9,164,154	(14,084,186)	20,989,569	(572,050)	(762,360)
Withdrawals	(39,072,841)	(41,069,925)	(41,004,238)	(37,123,758)	(1,425,692)	(1,198,856)
Annual contract fee	(498,139)	(624,438)	(740,772)	(853,863)	(28,417)	(30,868)

Net increase (decrease) in contract owners’ equity from principal transactions	(50,697,212)	(30,342,670)	(54,169,747)	(14,691,781)	(2,003,446)	(1,962,186)

Total increase (decrease) in contract owners’ equity	(45,737,642)	(15,173,083)	(48,474,283)	3,893,295	(2,124,624)	(124,954)

Contract owners’ equity at beginning of period	234,958,922	250,132,005	310,048,956	306,155,661	13,294,922	13,419,876

Contract owners’ equity at end of period	$189,221,280	$234,958,922	$261,574,673	$310,048,956	$11,170,298	$13,294,922

	2011	2010	2011	2010	2011	2010
Units, beginning of period	11,096,418	12,463,088	17,037,465	17,775,787	1,104,523	1,288,506
Units issued	1,013,165	2,251,147	2,883,045	6,593,153	37,962	35,169

Units redeemed	3,342,471	3,617,817	5,825,235	7,331,475	202,543	219,152

Units, end of period	8,767,112	11,096,418	14,095,275	17,037,465	939,942	1,104,523

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$365,965	$425,196	$44,658	$5,779	$1,539,206	$313,582
Expenses:
Mortality and expense risk and administrative charges	(574,540)	(624,612)	(14,193)	(1,260)	(1,173,802)	(180,062)

Net investment income (loss)	(208,575)	(199,416)	30,465	4,519	365,404	133,520

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(614,775)	(1,298,845)	(5,053)	489	(380,326)	(3,775)

Realized gains (losses)	(614,775)	(1,298,845)	(5,053)	489	(380,326)	(3,775)

Unrealized appreciation (depreciation) during the period	420,519	6,975,838	(39,933)	(5,439)	(1,312,076)	(305,367)

Net increase (decrease) in contract owners’ equity from operations	(402,831)	5,477,577	(14,521)	(431)	(1,326,998)	(175,622)

Changes from principal transactions:
Purchase payments	130,120	272,208	136,673	343,032	44,281,187	8,077,839
Transfers between sub-accounts and the company	(2,313,202)	(3,594,688)	3,082,495	622,010	72,081,670	31,734,503
Withdrawals	(3,919,564)	(3,676,531)	(697,686)	(277,761)	(24,634,229)	(4,147,393)
Annual contract fee	(184,029)	(219,409)	(23,922)	(9,550)	(449,397)	(71,440)

Net increase (decrease) in contract owners’ equity from principal transactions	(6,286,675)	(7,218,420)	2,497,560	677,731	91,279,231	35,593,509

Total increase (decrease) in contract owners’ equity	(6,689,506)	(1,740,843)	2,483,039	677,300	89,952,233	35,417,887

Contract owners’ equity at beginning of period	39,945,478	41,686,321	677,300	—	35,417,887	—

Contract owners’ equity at end of period	$33,255,972	$39,945,478	$3,160,339	$677,300	$125,370,120	$35,417,887

	2011	2010	2011	2010	2011	2010
Units, beginning of period	2,546,504	3,055,658	54,305	—	2,854,429	—
Units issued	66,625	65,656	370,087	103,024	13,311,559	3,839,229

Units redeemed	460,675	574,810	169,170	48,719	5,908,304	984,800

Units, end of period	2,152,454	2,546,504	255,222	54,305	10,257,684	2,854,429

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Utilities Trust Series I		Utilities Trust Series II		Value Opportunities
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$783,135	$505,422	$900,094	$546,273	$9,479	$16,774
Expenses:
Mortality and expense risk and administrative charges	(340,189)	(346,070)	(414,707)	(416,385)	(66,032)	(69,823)

Net investment income (loss)	442,946	159,352	485,387	129,888	(56,553)	(53,049)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,164,737)	(3,007,837)	(945,375)	(3,087,413)	(396,164)	(536,789)

Realized gains (losses)	(1,164,737)	(3,007,837)	(945,375)	(3,087,413)	(396,164)	(536,789)

Unrealized appreciation (depreciation) during the period	1,860,296	5,333,224	1,760,276	5,691,175	302,985	1,698,332

Net increase (decrease) in contract owners’ equity from operations	1,138,505	2,484,739	1,300,288	2,733,650	(149,732)	1,108,494

Changes from principal transactions:
Purchase payments	96,565	62,850	116,827	73,063	5,186	480
Transfers between sub-accounts and the company	(507,045)	(1,310,782)	629,687	(1,749,674)	(275,445)	(279,138)
Withdrawals	(3,128,182)	(3,003,168)	(3,341,389)	(2,807,341)	(761,141)	(528,689)
Annual contract fee	(66,625)	(75,216)	(90,211)	(99,308)	(15,892)	(18,045)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,605,287)	(4,326,316)	(2,685,086)	(4,583,260)	(1,047,292)	(825,392)

Total increase (decrease) in contract owners’ equity	(2,466,782)	(1,841,577)	(1,384,798)	(1,849,610)	(1,197,024)	283,102
Contract owners’ equity at beginning of period	22,950,840	24,792,417	26,637,339	28,486,949	4,893,343	4,610,241

Contract owners’ equity at end of period	$20,484,058	$22,950,840	$25,252,541	$26,637,339	$3,696,319	$4,893,343

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,163,379	1,410,049	907,563	1,086,877	142,766	167,144
Units issued	200,007	136,732	141,384	89,346	1,096	1,187
Units redeemed	376,047	383,402	229,614	268,660	32,563	25,565

Units, end of period	987,339	1,163,379	819,333	907,563	111,299	142,766

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Value Trust Series I		Value Trust Series II
	2011	2010	2011	2010
Income:
Dividend distributions received	$1,028,959	$990,501	$251,373	$232,349
Expenses:
Mortality and expense risk and administrative charges	(1,282,214)	(1,339,713)	(472,672)	(475,172)

Net investment income (loss)	(253,255)	(349,212)	(221,299)	(242,823)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—
Net realized gain (loss)	(1,377,514)	(4,504,896)	367,914	(2,478,538)

Realized gains (losses)	(1,377,514)	(4,504,896)	367,914	(2,478,538)

Unrealized appreciation (depreciation) during the period	1,838,368	23,801,518	(526,470)	8,018,498

Net increase (decrease) in contract owners’ equity from operations	207,599	18,947,410	(379,855)	5,297,137

Changes from principal transactions:
Purchase payments	819,567	1,222,610	125,095	141,211
Transfers between sub-accounts and the company	(5,036,861)	(4,952,287)	(1,567,684)	208,358
Withdrawals	(11,320,862)	(9,488,281)	(3,045,249)	(3,152,394)
Annual contract fee	(333,484)	(344,854)	(92,750)	(97,766)

Net increase (decrease) in contract owners’ equity from principal transactions	(15,871,640)	(13,562,812)	(4,580,588)	(2,900,591)

Total increase (decrease) in contract owners’ equity	(15,664,041)	5,384,598	(4,960,443)	2,396,546
Contract owners’ equity at beginning of period	104,427,585	99,042,987	31,318,089	28,921,543

Contract owners’ equity at end of period	$88,763,544	$104,427,585	$26,357,646	$31,318,089

	2011	2010	2011	2010
Units, beginning of period	5,103,953	5,780,835	1,627,685	1,797,563
Units issued	431,425	334,770	205,023	375,080
Units redeemed	1,102,593	1,011,652	448,855	544,958

Units, end of period	4,432,785	5,103,953	1,383,853	1,627,685

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Company established the Account on August 24, 1984 as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 153 sub-accounts which are exclusively invested in corresponding portfolios of John Hancock Variable Insurance Trust (the “Trust”), and 5 sub-accounts that are invested in portfolios of other Outside Trusts (the “Outside Trusts”). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products: Venture, Vantage, Vision, Venture III, Venture IV, Venture VII, Venture Opportunities, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940.

Sub-accounts closed or opened in 2011 are as follows:

Sub-accounts Closed	2011
American Bond Trust Series II	10/28/2011
American Bond Trust Series III	10/28/2011
Core Diversified Growth & Income Trust Series II	9/30/2011
High Income Trust Series II	4/29/2011
Large Cap Value Trust Series I	4/29/2011
Large Cap Value Trust Series II	4/29/2011

Sub-accounts Opened	2011
Bond PS Series II	6/20/2011
Bond Trust Series I	10/28/2011
Bond Trust Series II	10/28/2011
Core Allocation Trust Series NAV	1/3/2011
Core Balanced Trust Series NAV	2/1/2011
Core Diversified Growth & Income Trust Series II	1/1/2011
Core Global Diversification Trust Series I	2/1/2011
Lifestyle Balanced Trust Series NAV	3/1/2011
Lifestyle Balanced PS Series II	6/20/2011
Lifestyle Conservative PS Series II	6/20/2011
Lifestyle Growth Trust Series NAV	3/1/2011
Lifestyle Growth PS Series II	6/20/2011
Lifestyle Moderate PS Series II	6/20/2011

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

1.	Organization - (Continued)

As of a result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Optimized All Cap Trust Series II	Fundamental All Cap Core Trust Series II	10/31/2011
American Fundamental Holdings Trust Series II	Fundamental Holdings Trust Series II	10/1/2011
American Fundamental Holdings Trust Series III	Fundamental Holdings Trust Series III	10/1/2011
Optimized Value Trust Series II	Fundamental Large Cap Value Trust Series II	10/31/2011
American Global Diversification Trust Series II	Global Diversification Trust Series II	10/1/2011

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust and of the Outside Trusts are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Expenses

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2011, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by the Company, serves as investment adviser for the Trust.

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust and the Outside Trusts were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2011.

Mutual Funds
Level 1	$45,020,396,821
Level 2	—
Level 3	—

$45,020,396,821

As of December 31, 2011, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. During the year ended December 31, 2011, there were no significant transfers in or out of Level 1, Level 2 or Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2011 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series NAV	$2,538,608	$8,884,776
500 Index Trust Series I	6,140,952	21,565,359
500 Index Trust Series II	7,192,982	12,617,916
500 Index Trust Series NAV	52,877,839	10,236,285
Active Bond Trust Series I	7,107,368	15,838,342
Active Bond Trust Series II	29,328,102	89,917,643
All Cap Core Trust Series I	2,175,858	10,494,413
All Cap Core Trust Series II	329,220	1,424,076
All Cap Value Trust Series I	2,781,992	6,670,988
All Cap Value Trust Series II	2,613,167	5,799,171
American Asset Allocation Trust Series I	5,586,368	30,582,914
American Asset Allocation Trust Series II	28,054,007	156,758,528
American Asset Allocation Trust Series III	5,340,240	11,883,574
American Blue-Chip Income & Growth Trust Series II	5,392,896	15,499,300
American Blue-Chip Income & Growth Trust Series III	27,809,957	8,576,651
American Bond Trust Series II	22,997,551	718,390,275
American Bond Trust Series III	32,253,801	240,550,844
American Global Growth Trust Series II	15,314,364	38,323,310
American Global Growth Trust Series III	787,623	287,917
American Global Small Capitalization Trust Series II	9,633,169	21,144,619
American Global Small Capitalization Trust Series III	7,238,854	2,100,553
American Growth Trust Series II	56,714,970	207,844,299
American Growth Trust Series III	18,754,297	5,251,735
American Growth-Income Trust Series I	5,046,304	35,350,097
American Growth-Income Trust Series II	37,185,664	148,741,993
American Growth-Income Trust Series III	6,208,486	7,273,622
American High-Income Bond Trust Series II	13,587,538	19,503,537
American High-Income Bond Trust Series III	5,335,297	3,572,675
American International Trust Series II	57,667,362	108,100,643
American International Trust Series III	19,381,564	746,478
American New World Trust Series II	13,883,463	30,251,324
American New World Trust Series III	835,847	428,674
Balanced Trust Series I	348,168	38,712
Basic Value Focus	190,922	2,332,325
Blue Chip Growth Trust Series I	9,645,130	57,489,877
Blue Chip Growth Trust Series II	17,784,953	31,462,941
Bond PS Series II	13,279,407	10,955,258
Bond Trust Series I	231,583,046	618,846
Bond Trust Series II	581,290,413	13,288,344
Capital Appreciation Trust Series I	7,075,921	39,307,547
Capital Appreciation Trust Series II	7,768,294	18,410,093
Capital Appreciation Value Trust Series II	11,658,230	44,724,321
Core Allocation Plus Trust Series I	1,934,586	1,663,307
Core Allocation Plus Trust Series II	10,697,702	17,530,475
Core Allocation Trust Series I	4,778,910	1,732,254
Core Allocation Trust Series II	48,249,329	16,092,723
Core Allocation Trust Series NAV	26,087	276
Core Balanced Trust Series I	11,326,618	2,307,195
Core Balanced Trust Series II	75,257,819	25,917,328
Core Balanced Trust Series NAV	358,151	3,753

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments - (Continued)

	Purchases	Sales
Sub-accounts:
Core Balanced Strategy Trust Series NAV	$135,325	$160,529
Core Bond Trust Series II	9,171,590	9,496,536
Core Disciplined Diversification Trust Series II	75,387,318	28,702,269
Core Diversified Growth & Income Trust Series II	6,198	6,127
Core Fundamental Holdings Trust Series II	66,157,143	34,595,532
Core Fundamental Holdings Trust Series III	5,871,992	2,433,597
Core Global Diversification Trust Series I	154,106	1,589
Core Global Diversification Trust Series II	81,554,751	53,062,498
Core Global Diversification Trust Series III	5,131,675	2,530,356
Core Strategy Trust Series II	63,151,793	74,873,935
Core Strategy Trust Series NAV	148,143	615,773
Disciplined Diversification Trust Series II	8,311,540	32,016,860
DWS Equity 500 Index	367,868	2,592,618
Equity-Income Trust Series I	30,558,165	55,528,154
Equity-Income Trust Series II	37,926,263	35,589,912
Financial Services Trust Series I	1,203,307	4,952,227
Financial Services Trust Series II	2,203,742	7,377,980
Founding Allocation Trust Series I	2,950,001	4,056,489
Founding Allocation Trust Series II	36,075,349	159,003,690
Fundamental All Cap Core Trust Series II (a)	2,084,380	10,707,414
Fundamental Holdings Trust Series II (b)	18,904,745	117,609,248
Fundamental Holdings Trust Series III (c)	3,115,224	4,372,829
Fundamental Large Cap Value Trust Series II (d)	2,014,720	2,962,283
Fundamental Value Trust Series I	5,813,067	69,466,183
Fundamental Value Trust Series II	13,113,260	56,359,566
Global Allocation	39,894	195,738
Global Bond Trust Series I	18,319,910	27,639,975
Global Bond Trust Series II	31,304,050	53,461,012
Global Diversification Trust Series II (e)	19,907,479	99,134,004
Global Trust Series I	9,491,450	23,100,157
Global Trust Series II	3,541,635	5,895,837
Health Sciences Trust Series I	10,086,837	15,835,000
Health Sciences Trust Series II	13,480,833	18,319,819
High Income Trust Series II	1,434,319	21,997,698
High Yield Trust Series I	38,039,933	42,652,004
High Yield Trust Series II	70,861,858	73,878,692
International Core Trust Series I	4,167,013	9,317,379
International Core Trust Series II	4,040,200	7,032,119
International Equity Index Trust A Series I	2,286,037	7,667,262
International Equity Index Trust A Series II	3,736,036	8,716,507
International Equity Index Trust B Series NAV	2,019,303	3,267,142
International Opportunities Trust Series II	5,158,273	11,678,852
International Small Company Trust Series I	2,414,129	11,821,602
International Small Company Trust Series II	4,692,939	9,150,833
International Value Trust Series I	7,370,793	27,036,518
International Value Trust Series II	12,375,169	25,669,487
Investment Quality Bond Trust Series I	47,499,932	37,970,010
Investment Quality Bond Trust Series II	20,636,289	38,305,639

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.
(c)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series III.
(d)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.
(e)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments - (Continued)

	Purchases	Sales
Sub-accounts:
Large Cap Trust Series I	$2,467,916	$21,875,805
Large Cap Trust Series II	675,157	1,548,988
Large Cap Value Trust Series I	1,294,959	21,223,733
Large Cap Value Trust Series II	1,402,243	23,654,317
Lifestyle Aggressive Trust Series I	11,550,459	22,339,013
Lifestyle Aggressive Trust Series II	16,270,023	37,555,305
Lifestyle Balanced Trust Series I	105,225,949	119,084,714
Lifestyle Balanced Trust Series II	534,977,555	1,210,189,216
Lifestyle Balanced Trust Series NAV	73,921	685
Lifestyle Balanced PS Series II	67,960,054	710,397
Lifestyle Conservative Trust Series I	65,018,318	72,136,660
Lifestyle Conservative Trust Series II	506,126,875	536,741,273
Lifestyle Conservative PS Series II	28,577,073	1,308,771
Lifestyle Growth Trust Series I	99,766,145	105,062,587
Lifestyle Growth Trust Series II	713,364,623	1,303,858,548
Lifestyle Growth Trust Series NAV	164,314	1,524
Lifestyle Growth PS Series II	90,580,694	3,873,812
Lifestyle Moderate Trust Series I	54,308,601	65,421,739
Lifestyle Moderate Trust Series II	330,096,828	440,908,852
Lifestyle Moderate PS Series II	34,217,287	435,676
Mid Cap Index Trust Series I	5,109,823	12,864,729
Mid Cap Index Trust Series II	11,491,477	21,428,106
Mid Cap Stock Trust Series I	18,738,962	42,005,599
Mid Cap Stock Trust Series II	16,383,158	33,040,120
Mid Value Trust Series I	3,877,035	20,173,271
Mid Value Trust Series II	4,819,350	21,160,649
Money Market Trust Series I	165,418,528	169,548,169
Money Market Trust Series II	728,793,241	692,921,649
Money Market Trust B Series NAV	19,639,793	19,779,548
Mutual Shares Trust Series I	31,222,271	11,917,424
Natural Resources Trust Series II	26,497,704	56,611,578
PIMCO All Asset	12,394,310	12,349,390
Real Estate Securities Trust Series I	7,580,150	18,580,178
Real Estate Securities Trust Series II	11,124,308	22,967,792
Real Return Bond Trust Series II	26,321,946	38,577,107
Science & Technology Trust Series I	6,821,323	28,753,829
Science & Technology Trust Series II	13,347,290	23,429,108
Short Term Government Income Trust Series I	13,670,379	28,018,320
Short Term Government Income Trust Series II	22,745,119	29,187,639
Small Cap Growth Trust Series I	303,167	31,923
Small Cap Growth Trust Series II	21,442,471	21,828,691
Small Cap Index Trust Series I	1,426,472	4,877,234
Small Cap Index Trust Series II	3,372,009	11,764,657
Small Cap Opportunities Trust Series I	4,308,927	13,154,829
Small Cap Opportunities Trust Series II	5,792,616	11,966,263
Small Cap Value Trust Series I	259,741	128,720
Small Cap Value Trust Series II	11,742,565	18,714,722

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments - (Continued)

	Purchases	Sales
Sub-accounts:
Small Company Value Trust Series I	$2,337,853	$17,378,826
Small Company Value Trust Series II	3,668,087	15,777,262
Smaller Company Growth Trust Series I	1,240,082	9,233,883
Smaller Company Growth Trust Series II	1,680,112	5,378,060
Strategic Income Opportunities Trust Series I	11,936,623	21,291,354
Strategic Income Opportunities Trust Series II	13,229,727	21,530,846
Total Bond Market Trust A Series II	193,271,353	110,984,415
Total Bond Market Trust A Series NAV	45,436,593	13,298,132
Total Return Trust Series I	36,756,757	74,277,300
Total Return Trust Series II	72,698,502	109,846,686
Total Stock Market Index Trust Series I	586,930	2,630,561
Total Stock Market Index Trust Series II	1,320,637	7,815,887
Ultra Short Term Bond Trust Series I	4,643,636	2,115,610
Ultra Short Term Bond Trust Series II	163,809,653	72,165,017
Utilities Trust Series I	4,863,357	8,025,698
Utilities Trust Series II	5,124,881	7,324,579
Value Opportunities	41,956	1,145,802
Value Trust Series I	7,996,399	24,121,294
Value Trust Series II	4,236,329	9,038,216

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
500 Index Trust B Series NAV	2011	4,147	$10.75 to $10.43	$44,281	2.05% to 1.40%	1.71%	0.45% to (0.20)%
	2010	4,740	10.71 to 10.45	50,459	2.05 to 1.40	1.71	13.26 to 12.53
	2009	5,401	9.45 to 9.29	50,844	2.05 to 1.40	2.22	24.59 to 23.79
	2008	5,844	7.59 to 7.50	44,222	2.05 to 1.40	2.04	(38.07) to (38.47)
	2007	6,936	12.25 to 12.20	84,872	2.05 to 1.40	1.25	(2.01) to (2.43)

500 Index Trust Series I	2011	3,980	12.32 to 11.91	43,081	1.90 to 0.45	1.37	1.12 to (0.34)
	2010	5,409	12.37 to 11.78	58,263	1.90 to 0.45	1.39	14.07 to 12.43
	2009	5,498	11.00 to 10.32	52,556	1.90 to 0.45	1.64	25.17 to 23.37
	2008	6,939	8.91 to 8.25	53,451	1.90 to 0.45	0.68	(37.49) to (38.39)
	2007	8,813	14.47 to 13.19	109,739	1.90 to 0.45	2.20	4.43 to 2.92

500 Index Trust Series II	2011	2,896	15.89 to 15.87	40,653	2.05 to 0.45	1.27	0.92 to (0.68)
	2010	3,263	16.00 to 15.73	45,976	2.05 to 0.45	1.17	13.77 to 11.97
	2009	3,663	14.29 to 13.83	45,925	2.05 to 0.45	1.49	25.03 to 23.04
	2008	3,917	11.61 to 11.06	39,679	2.05 to 0.45	0.47	(37.68) to (38.68)
	2007	4,687	18.94 to 17.75	76,993	2.05 to 0.45	1.92	4.25 to 2.59

500 Index Trust Series NAV	2011	9,176	17.73 to 17.38	162,262	1.55 to 0.80	1.83	0.84 to 0.09
	2010	6,829	17.58 to 17.36	119,890	1.55 to 0.80	1.98	13.73 to 12.88
	2009	3,111	15.46 to 15.38	48,071	1.55 to 0.80	2.57	23.67 to 23.06

Active Bond Trust Series I	2011	3,128	18.01 to 16.35	52,724	1.90 to 0.45	5.04	5.33 to 3.82
	2010	3,775	17.10 to 15.75	61,016	1.90 to 0.45	7.10	13.34 to 11.71
	2009	4,629	15.08 to 14.09	66,650	1.90 to 0.45	7.05	24.24 to 22.46
	2008	5,542	12.14 to 11.51	64,896	1.90 to 0.45	5.10	(10.94) to (12.23)
	2007	7,222	13.63 to 13.11	95,921	1.90 to 0.45	8.52	3.58 to 2.08

Active Bond Trust Series II	2011	15,698	17.78 to 15.98	258,088	2.05 to 0.45	4.62	5.22 to 3.56
	2010	19,948	16.90 to 15.43	315,368	2.05 to 0.45	6.91	13.20 to 11.40
	2009	22,493	14.93 to 13.85	317,842	2.05 to 0.45	7.15	23.82 to 21.86
	2008	23,847	12.06 to 11.37	275,346	2.05 to 0.45	4.72	(11.05) to (12.47)
	2007	37,399	13.56 to 12.99	491,157	2.05 to 0.45	7.95	3.31 to 1.66

All Cap Core Trust Series I	2011	2,644	12.98 to 12.52	40,581	1.90 to 0.45	0.96	(0.04) to (1.48)
	2010	3,183	12.99 to 12.70	49,057	1.90 to 0.45	1.02	12.53 to 10.91
	2009	3,691	11.54 to 11.46	51,277	1.90 to 0.45	1.57	27.89 to 26.05
	2008	4,405	9.09 to 9.02	48,379	1.90 to 0.45	1.57	(39.90) to (40.77)
	2007	5,691	15.34 to 15.01	105,085	1.90 to 0.45	1.40	2.20 to 0.72

All Cap Core Trust Series II	2011	434	17.30 to 16.72	6,662	2.05 to 0.45	0.79	(0.31) to (1.89)
	2010	501	17.35 to 17.04	7,783	2.05 to 0.45	0.79	12.31 to 10.53
	2009	591	15.45 to 15.42	8,270	2.05 to 0.45	1.38	27.68 to 25.66
	2008	682	12.27 to 12.10	7,549	2.05 to 0.45	1.33	(40.02) to (40.98)
	2007	876	20.79 to 20.17	16,332	2.05 to 0.45	0.75	1.95 to 0.32

All Cap Value Trust Series I	2011	1,367	18.53 to 15.99	22,185	1.90 to 0.45	0.32	(4.63) to (6.00)
	2010	1,571	19.43 to 17.01	27,159	1.90 to 0.45	0.36	17.82 to 16.13
	2009	1,910	16.49 to 14.65	28,466	1.90 to 0.45	0.52	26.04 to 24.23
	2008	2,223	13.08 to 11.79	26,764	1.90 to 0.45	0.78	(29.10) to (30.13)
	2007	2,757	18.45 to 16.87	47,390	1.90 to 0.45	1.69	7.84 to 6.28

All Cap Value Trust Series II	2011	1,400	19.63 to 19.62	24,273	2.05 to 0.45	0.14	(4.84) to (6.34)
	2010	1,558	20.95 to 20.63	28,706	2.05 to 0.45	0.15	17.60 to 15.74
	2009	1,787	18.10 to 17.54	28,321	2.05 to 0.45	0.31	25.84 to 23.84
	2008	2,009	14.62 to 13.94	25,562	2.05 to 0.45	0.54	(29.19) to (30.32)
	2007	2,483	20.97 to 19.69	45,032	2.05 to 0.45	1.34	7.55 to 5.84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
American Asset Allocation Trust Series I	2011	11,512	$12.12	to $11.33	$133,210	1.90% to 0.45%	1.39%	0.46%	to (0.98)%
	2010	13,637	12.07	to 11.44	158,613	1.90 to 0.45	1.53	11.55	to 9.95
	2009	15,781	10.82	to 10.41	166,221	1.90 to 0.45	1.86	20.87	to 19.71

American Asset Allocation Trust Series II	2011	102,406	12.08	to 11.21	1,178,706	2.05 to 0.45	1.29	0.40	to (1.19)
	2010	113,271	12.03	to 11.35	1,311,937	2.05 to 0.45	1.44	11.40	to 9.63
	2009	121,062	10.80	to 10.35	1,272,060	2.05 to 0.45	2.01	22.72	to 20.77
	2008	89,206	8.80	to 8.57	771,852	2.05 to 0.45	3.11	(30.15)	to (31.26)
	2007	37,749	12.60	to 12.47	472,822	2.05 to 0.45	3.79	0.81	to (0.26)

American Asset Allocation Trust Series III	2011	11,486	12.73	to 12.36	145,763	1.55 to 0.80	1.82	0.47	to (0.28)
	2010	12,112	12.67	to 12.40	153,108	1.55 to 0.80	1.96	11.64	to 10.81
	2009	12,626	11.35	to 11.19	143,081	1.55 to 0.80	3.11	22.83	to 21.91
	2008	3,703	9.24	to 9.18	34,188	1.55 to 0.80	8.47	(26.08)	to (26.57)

American Blue-Chip Income & Growth Trust Series II	2011	3,674	18.14	to 15.79	60,533	2.05 to 0.45	1.11	(1.89)	to (3.44)
	2010	4,252	18.49	to 16.36	72,210	2.05 to 0.45	1.15	11.25	to 9.49
	2009	4,710	16.62	to 14.94	72,695	2.05 to 0.45	1.43	26.56	to 24.55
	2008	5,410	13.13	to 11.99	66,643	2.05 to 0.45	3.81	(37.05)	to (38.05)
	2007	7,008	20.86	to 19.36	138,675	2.05 to 0.45	2.05	1.02	to (0.59)

American Blue-Chip Income & Growth Trust Series III	2011	13,985	11.80	to 11.46	164,387	1.55 to 0.80	1.83	(1.74)	to (2.47)
	2010	12,453	12.01	to 11.75	149,125	1.55 to 0.80	1.90	11.39	to 10.56
	2009	9,830	10.78	to 10.63	105,779	1.55 to 0.80	2.96	26.77	to 25.82
	2008	1,817	8.50	to 8.45	15,441	1.55 to 0.80	10.53	(31.98)	to (32.43)

American Bond Trust Series II	2011	—	14.79	to 13.39	—	2.05 to 0.45	—	3.70	to 2.34
	2010	49,795	14.27	to 13.08	669,121	2.05 to 0.45	2.36	5.49	to 3.82
	2009	53,291	13.52	to 12.60	686,248	2.05 to 0.45	2.60	11.42	to 9.65
	2008	50,088	12.14	to 11.49	585,290	2.05 to 0.45	9.01	(10.23)	to (11.66)
	2007	66,523	13.52	to 13.01	875,494	2.05 to 0.45	4.45	2.30	to 0.66

American Bond Trust Series III	2011	—	13.7	to 13.32	—	1.55 to 0.80	—	3.87	to 3.23
	2010	15,087	13.19	to 12.91	198,440	1.55 to 0.80	3.38	5.56	to 4.77
	2009	10,976	12.49	to 12.32	136,901	1.55 to 0.80	4.89	11.67	to 10.83
	2008	1,708	11.19	to 11.11	19,101	1.55 to 0.80	18.03	(10.49)	to (11.08)

American Global Growth Trust Series II	2011	13,481	11.42	to 10.6	146,410	2.05 to 0.45	0.73	(9.81)	to (11.24)
	2010	15,211	12.66	to 11.94	185,112	2.05 to 0.45	0.92	10.68	to 8.92
	2009	16,435	11.44	to 10.96	182,646	2.05 to 0.45	0.88	40.78	to 38.55
	2008	17,516	8.13	to 7.91	139,771	2.05 to 0.45	2.33	(38.96)	to (39.93)
	2007	16,199	13.31	to 13.17	214,070	2.05 to 0.45	3.30	6.51	to 1.66

American Global Growth Trust Series III	2011	293	11.82	to 11.48	3,433	1.55 to 0.80	1.35	(9.64)	to (10.32)
	2010	254	13.08	to 12.80	3,306	1.55 to 0.80	1.59	10.91	to 10.08
	2009	197	11.80	to 11.63	2,315	1.55 to 0.80	2.27	41.09	to 40.03
	2008	32	8.36	to 8.30	270	1.55 to 0.80	11.31	(33.12)	to (33.56)

American Global Small Capitalization Trust Series II	2011	5,415	9.69	to 8.99	49,914	2.05 to 0.45	0.68	(19.99)	to (21.26)
	2010	6,333	12.11	to 11.42	73,719	2.05 to 0.45	1.12	21.30	to 19.38
	2009	7,183	9.98	to 9.56	69,662	2.05 to 0.45	0.00	59.72	to 57.18
	2008	7,111	6.25	to 6.09	43,637	2.05 to 0.45	1.24	(54.00)	to (54.74)
	2007	6,051	13.59	to 13.44	81,611	2.05 to 0.45	2.66	8.71	to 7.55

American Global Small Capitalization Trust Series III	2011	3,240	10.06	to 9.77	32,466	1.55 to 0.80	1.34	(19.88)	to (20.48)
	2010	2,737	12.55	to 12.28	34,259	1.55 to 0.80	1.57	21.52	to 20.62
	2009	2,977	10.33	to 10.18	30,698	1.55 to 0.80	0.05	59.88	to 58.68
	2008	777	6.46	to 6.42	5,017	1.55 to 0.80	7.92	(48.32)	to (48.67)

American Growth Trust Series II	2011	47,556	20.41	to 17.77	813,415	2.05 to 0.45	0.08	(5.22)	to (6.72)
	2010	54,531	21.54	to 19.05	1,000,428	2.05 to 0.45	0.19	17.61	to 15.74
	2009	64,066	18.31	to 16.46	1,013,458	2.05 to 0.45	0.08	38.05	to 35.86
	2008	74,067	13.27	to 12.12	860,203	2.05 to 0.45	1.68	(44.53)	to (45.42)
	2007	71,979	23.91	to 22.20	1,544,152	2.05 to 0.45	0.97	11.23	to 9.45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
American Growth Trust Series III	2011	8,503	$11.55	to $11.22	$97,874	1.55 to 0.80	0.64%	(5.06)%	to (5.76)%
	2010	7,318	12.17	to 11.91	88,815	1.55 to 0.80	0.77	17.74	to 16.86
	2009	5,975	10.34	to 10.19	61,649	1.55 to 0.80	0.90	38.21	to 37.18
	2008	1,283	7.48	to 7.43	9,589	1.55 to 0.80	8.43	(40.17)	to (40.57)

American Growth-Income Trust Series I	2011	7,269	18.18	to 16.03	120,909	1.90 to 0.45	1.07	(2.53)	to (3.93)
	2010	9,001	18.65	to 16.69	155,150	1.90 to 0.45	1.06	10.56	to 8.97
	2009	10,752	16.87	to 15.32	169,407	1.90 to 0.45	1.10	27.18	to 25.96

American Growth-Income Trust Series II	2011	43,877	18.11	to 15.76	673,246	2.05 to 0.45	1.00	(2.68)	to (4.23)
	2010	50,328	18.60	to 16.46	804,949	2.05 to 0.45	0.96	10.34	to 8.59
	2009	55,869	16.86	to 15.16	820,869	2.05 to 0.45	1.06	30.08	to 28.01
	2008	63,942	12.96	to 11.84	734,827	2.05 to 0.45	1.90	(38.45)	to (39.43)
	2007	66,656	21.06	to 19.55	1,269,653	2.05 to 0.45	2.82	4.00	to 2.35

American Growth-Income Trust Series III	2011	6,505	11.68	to 11.35	75,720	1.55 to 0.80	1.56	(2.53)	to (3.26)
	2010	6,613	11.99	to 11.73	79,060	1.55 to 0.80	1.52	10.55	to 9.72
	2009	6,436	10.84	to 10.69	69,674	1.55 to 0.80	2.16	30.22	to 29.24
	2008	1,445	8.33	to 8.27	12,028	1.55 to 0.80	8.98	(33.38)	to (33.82)

American High-Income Bond Trust Series II	2011	3,542	14.37	to 13.34	48,383	2.05 to 0.45	6.56	0.87	to (0.73)
	2010	4,170	14.25	to 13.43	57,073	2.05 to 0.45	7.13	14.01	to 12.20
	2009	4,418	12.50	to 11.97	53,605	2.05 to 0.45	6.75	37.80	to 35.61
	2008	3,594	9.07	to 8.83	31,998	2.05 to 0.45	6.39	(24.73)	to (25.93)
	2007	3,619	12.05	to 11.92	43,281	2.05 to 0.45	13.20	(3.62)	to (4.65)

American High-Income Bond Trust Series III	2011	2,675	15.50	to 15.06	41,314	1.55 to 0.80	7.46	1.03	to 0.28
	2010	2,741	15.34	to 15.02	41,957	1.55 to 0.80	8.73	14.06	to 13.21
	2009	1,265	13.45	to 13.26	16,993	1.55 to 0.80	26.39	38.08	to 37.05
	2008	11	9.74	to 9.68	103	1.55 to 0.80	37.68	(22.06)	to (22.57)

American International Trust Series II	2011	26,582	24.31	to 21.17	510,240	2.05 to 0.45	1.22	(14.76)	to (16.11)
	2010	28,123	28.52	to 25.23	646,557	2.05 to 0.45	1.44	6.20	to 4.52
	2009	30,807	26.86	to 24.14	679,801	2.05 to 0.45	0.91	41.77	to 39.52
	2008	36,071	18.95	to 17.30	569,687	2.05 to 0.45	3.67	(42.73)	to (43.64)
	2007	36,873	33.08	to 30.71	1,049,619	2.05 to 0.45	2.13	18.87	to 16.97

American International Trust Series III	2011	4,312	10.44	to 10.14	44,827	1.55 to 0.80	2.19	(14.73)	to (15.37)
	2010	2,699	12.24	to 11.98	32,941	1.55 to 0.80	2.87	6.40	to 5.60
	2009	900	11.51	to 11.35	10,332	1.55 to 0.80	4.68	42.00	to 40.94
	2008	34	8.10	to 8.05	279	1.55 to 0.80	10.20	(35.17)	to (35.60)

American New World Trust Series II	2011	5,024	12.63	to 11.72	60,330	2.05 to 0.45	1.04	(14.79)	to (16.14)
	2010	6,201	14.82	to 13.97	88,319	2.05 to 0.45	1.14	16.66	to 14.81
	2009	5,874	12.70	to 12.17	72,479	2.05 to 0.45	1.19	48.15	to 45.80
	2008	4,594	8.58	to 8.35	38,682	2.05 to 0.45	2.18	(42.92)	to (43.83)
	2007	5,282	15.02	to 14.86	78,752	2.05 to 0.45	4.11	20.18	to 3.01

American New World Trust Series III	2011	228	11.60	to 11.26	2,628	1.55 to 0.80	1.75	(14.71)	to (15.34)
	2010	198	13.60	to 13.30	2,681	1.55 to 0.80	1.83	16.90	to 16.03
	2009	132	11.63	to 11.47	1,529	1.55 to 0.80	2.57	48.36	to 47.25
	2008	15	7.84	to 7.79	115	1.55 to 0.80	12.33	(37.28)	to (37.70)

Balanced Trust Series I	2011	45	16.57	to 16.24	748	1.55 to 0.80	1.66	0.21	to (0.54)
	2010	27	16.53	to 16.33	444	1.55 to 0.80	1.24	11.69	to 10.85
	2009	7	14.80	to 14.73	107	1.55 to 0.80	2.26	18.42	to 17.84

Basic Value Focus	2011	281	28.06	to 14.31	6,462	1.90 to 1.40	1.41	(3.99)	to (4.47)
	2010	382	29.22	to 14.98	8,946	1.90 to 1.40	1.39	11.11	to 10.55
	2009	455	26.30	to 13.55	9,606	1.90 to 1.40	1.84	29.09	to 28.45
	2008	560	20.38	to 10.55	9,193	1.90 to 1.40	1.86	(37.72)	to (38.03)
	2007	771	32.71	to 17.02	20,420	1.90 to 1.40	1.15	0.22	to (0.28)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Blue Chip Growth Trust Series I	2011	10,365	$17.66	to $13.51	$215,783	1.90% to 0.45%	0.01%	0.99	to (0.47)%
	2010	12,612	17.49	to 13.57	259,341	1.90 to 0.45	0.08	15.63	to 13.97
	2009	14,833	15.12	to 11.91	265,754	1.90 to 0.45	0.14	42.25	to 40.21
	2008	17,615	10.63	to 8.49	224,482	1.90 to 0.45	0.31	(42.79)	to (43.62)
	2007	21,089	18.58	to 15.07	478,935	1.90 to 0.45	0.72	12.24	to 10.61

Blue Chip Growth Trust Series II	2011	7,061	17.26	to 16.9	106,722	2.05 to 0.45	0.00	0.79	to (0.81)
	2010	7,826	17.13	to 17.04	118,731	2.05 to 0.45	0.05	15.42	to 13.59
	2009	8,551	15.00	to 14.84	113,765	2.05 to 0.45	0.09	41.92	to 39.67
	2008	9,393	10.74	to 10.46	89,182	2.05 to 0.45	0.14	(42.89)	to (43.80)
	2007	9,256	19.11	to 18.31	155,552	2.05 to 0.45	0.39	12.00	to 10.22

Bond PS Series II	2011	176	12.64	to 12.56	2,232	2.00 to 0.80	1.47	1.11	to 0.50

Bond Trust Series I	2011	18,061	12.58	to 12.56	227,156	1.55 to 0.80	3.65	0.64	to 0.51

Bond Trust Series II	2011	44,532	12.58	to 12.55	559,347	2.05 to 0.45	3.36	0.67	to 0.40

Capital Appreciation Trust Series I	2011	14,255	12.53	to 10.87	140,336	1.90 to 0.45	0.07	(0.37)	to (1.80)
	2010	17,221	12.76	to 10.91	171,777	1.90 to 0.45	0.15	11.33	to 9.73
	2009	11,642	11.62	to 9.80	105,780	1.90 to 0.45	0.25	41.65	to 39.61
	2008	13,837	8.33	to 6.92	89,610	1.90 to 0.45	0.43	(37.50)	to (38.41)
	2007	17,486	13.52	to 11.07	182,898	1.90 to 0.45	0.27	11.11	to 9.50

Capital Appreciation Trust Series II	2011	4,312	17.63	to 16.72	63,258	2.05 to 0.45	0.03	(0.62)	to (2.19)
	2010	4,936	18.03	to 16.83	73,641	2.05 to 0.45	0.02	11.08	to 9.31
	2009	4,634	16.49	to 15.15	62,886	2.05 to 0.45	0.05	41.41	to 39.16
	2008	4,711	11.85	to 10.71	45,780	2.05 to 0.45	0.22	(37.64)	to (38.63)
	2007	5,414	19.31	to 17.18	85,349	2.05 to 0.45	0.08	10.86	to 9.09

Capital Appreciation Value Trust Series II	2011	21,275	13.65	to 12.9	280,113	2.05 to 0.45	1.15	2.41	to 0.79
	2010	24,073	13.33	to 12.80	312,548	2.05 to 0.45	1.26	13.12	to 11.33
	2009	27,231	11.78	to 11.49	315,680	2.05 to 0.45	2.10	29.25	to 27.20
	2008	14,299	9.12	to 9.04	129,560	2.05 to 0.45	1.23	(27.08)	to (27.71)

Core Allocation Plus Trust Series I	2011	1,680	11.91	to 11.57	19,937	1.55 to 0.80	1.33	(3.09)	to (3.81)
	2010	1,753	12.29	to 12.03	21,489	1.55 to 0.80	1.14	9.62	to 8.80
	2009	1,749	11.22	to 11.06	19,574	1.55 to 0.80	2.17	24.21	to 23.28
	2008	460	9.03	to 8.97	4,147	1.55 to 0.80	1.98	(27.76)	to (28.24)

Core Allocation Plus Trust Series II	2011	11,824	11.67	to 11.03	133,054	2.05 to 0.45	1.09	(2.95)	to (4.49)
	2010	12,998	12.03	to 11.55	152,254	2.05 to 0.45	0.91	9.79	to 8.05
	2009	13,790	10.95	to 10.69	148,644	2.05 to 0.45	1.69	24.54	to 22.56
	2008	5,294	8.80	to 8.72	46,295	2.05 to 0.45	1.05	(29.64)	to (30.25)

Core Allocation Trust Series I	2011	786	15.91	to 15.6	12,486	1.55 to 0.80	4.05	(2.27)	to (3.00)
	2010	629	16.28	to 16.08	10,234	1.55 to 0.80	3.24	10.12	to 9.30
	2009	241	14.79	to 14.71	3,561	1.55 to 080	7.68	18.30	to 17.71

Core Allocation Trust Series II	2011	5,908	16.32	to 13.57	93,838	2.10 to 0.45	3.72	(2.13)	to (3.73)
	2010	4,171	16.68	to 14.09	68,382	2.10 to 0.45	2.82	12.73	to 10.23
	2009	1,859	15.13	to 14.97	27,950	2.05 to 0.45	6.06	21.06	to 19.77

Core Allocation Trust Series NAV	2011	2	13.81	to 13.81	24	1.20 to 1.20	3.97	(2.62)	to (2.62)

Core Balanced Trust Series I	2011	1,678	16.48	to 16.16	27,592	1.55 to 0.80	1.98	0.35	to (0.40)
	2010	1,164	16.42	to 16.22	19,081	1.55 to 0.80	2.82	11.30	to 10.47
	2009	343	14.75	to 14.68	5,061	1.55 to 0.80	3.83	18.04	to 17.46

Core Balanced Trust Series II	2011	10,421	16.94	to 13.93	171,902	2.10 to 0.45	1.74	0.44	to (1.20)
	2010	7,593	16.87	to 14.10	125,984	2.10 to 0.45	2.29	12.80	to 11.55
	2009	2,944	15.12	to 14.96	44,238	2.05 to 0.45	2.72	21	to 19.71

Core Balanced Trust Series NAV	2011	24	14.19	to 14.19	341	1.20 to 1.20	1.78	0.00	to 0.00

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Core Balanced Strategy Trust Series NAV	2011	230	$15.01 to $15.01	$3,448	1.60% to 1.60%	2.51%	0.66%	to 0.66%
	2010	237	14.91 to 14.91	3,531	1.60 to 1.60	2.63	9.07	to 9.07
	2009	201	13.67 to 13.67	2,742	1.60 to 1.60	4.97	9.37	to 9.37

Core Bond Trust Series II	2011	766	17.55 to 15.77	12,492	2.05 to 0.45	3.17	7.55	to 5.85
	2010	833	16.32 to 14.90	12,760	2.05 to 0.45	2.48	6.44	to 4.75
	2009	792	15.33 to 14.23	11,527	2.05 to 0.45	2.12	9.12	to 7.38
	2008	628	14.05 to 13.25	8,460	2.05 to 0.45	7.75	2.68	to 1.05
	2007	273	13.68 to 13.11	3,624	2.05 to 0.45	7.22	5.58	to 3.90

Core Disciplined Diversification Trust Series II	2011	10,675	16.89 to 13.71	175,398	2.10 to 0.45	2.15	(2.41)	to (4.01)
	2010	8,099	17.31 to 14.28	137,776	2.10 to 0.45	2.39	14.27	to 11.70
	2009	3,712	15.49 to 15.33	57,114	2.05 to 0.45	3.81	23.95	to 22.63

Core Fundamental Holdings Trust Series II	2011	14,895	13.63 to 13.51	234,883	2.10 to 0.35	1.87	0.17	to (1.57)
	2010	13,036	13.85 to 13.48	207,377	2.10 to 0.35	2.03	10.81	to 7.87
	2009	6,628	14.80 to 14.64	97,508	2.05 to 0.45	2.80	18.41	to 17.16

Core Fundamental Holdings Trust Series III	2011	1,441	15.84 to 15.53	22,757	1.55 to 0.80	2.33	0.18	to (0.56)
	2010	1,248	15.81 to 15.62	19,707	1.55 to 0.80	2.52	9.20	to 8.38
	2009	651	14.48 to 14.41	9,425	1.55 to 0.80	3.53	15.85	to 15.28

Core Global Diversification Trust Series I	2011	10	13.58 to 13.58	140	1.20 to 1.20	2.14	(4.70)	to (4.70)

Core Global Diversification Trust Series II	2011	17,281	13.35 to 12.92	265,930	2.10 to 0.35	1.92	(4.09)	to (5.75)
	2010	15,840	14.16 to 13.47	256,911	2.10 to 0.35	2.39	13.30	to 7.77
	2009	7,611	15.30 to 15.14	115,642	2.05 to 0.45	2.94	22.4	to 21.10

Core Global Diversification Trust Series III	2011	1,138	15.44 to 15.14	17,526	1.55 to 0.80	2.44	(4.13)	to (4.84)
	2010	1,003	16.11 to 15.91	16,128	1.55 to 0.80	2.86	7.84	to 7.03
	2009	417	14.94 to 14.86	6,223	1.55 to 0.80	4.00	19.48	to 18.90

Core Strategy Trust Series II	2011	44,896	14.25 to 13.88	598,758	2.10 to 0.45	1.96	(0.44)	to (2.07)
	2010	46,040	14.32 to 14.17	623,298	2.10 to 0.45	2.16	13.36	to 11.67
	2009	43,901	12.82 to 12.05	536,845	2.05 to 0.45	1.96	21.11	to 19.18
	2008	31,257	10.59 to 10.11	318,495	2.05 to 0.45	1.41	(6.80)	to (27.97)
	2007	21,010	14.46 to 14.03	295,947	2.05 to 0.45	4.07	6.07	to 4.38

Core Strategy Trust Series NAV	2011	408	15.72 to 15.72	6,412	1.20 to 1.20	2.20	(1.01)	to (1.01)
	2010	442	15.88 to 15.88	7,020	1.20 to 1.20	2.32	14.16	to 11.22
	2009	422	14.27 to 14.27	6,031	1.20 to 1.20	3.14	14.20	to 10.40

Disciplined Diversification Trust Series II	2011	16,151	12.72 to 12.02	198,301	2.05 to 0.45	1.85	(2.73)	to (4.27)
	2010	18,143	13.07 to 12.55	231,251	2.05 to 0.45	1.40	12.67	to 10.89
	2009	18,659	11.60 to 11.32	213,163	2.05 to 0.45	2.18	26.39	to 24.39
	2008	8,663	9.18 to 9.10	79,086	2.05 to 0.45	1.85	(26.55)	to (27.19)

DWS Equity 500 Index	2011	710	19.93 to 15.98	13,837	2.05 to 1.40	1.31	0.02	to (0.63)
	2010	817	19.93 to 16.09	15,950	2.05 to 1.40	1.55	12.70	to 11.97
	2009	957	17.68 to 14.37	16,616	2.05 to 1.40	2.53	24.04	to 23.24
	2008	1,126	14.25 to 11.66	15,769	2.05 to 1.40	2.09	(38.24)	to (38.64)
	2007	1,253	23.08 to 19.00	28,468	2.05 to 1.40	1.20	3.38	to 2.71

Equity-Income Trust Series I	2011	8,654	20.29 to 14.74	230,737	1.90 to 0.45	1.72	(1.25)	to (2.67)
	2010	9,698	20.55 to 15.15	263,326	1.90 to 0.45	1.83	14.60	to 12.95
	2009	11,371	17.93 to 13.41	270,462	1.90 to 0.45	2.11	25.15	to 23.35
	2008	13,650	14.33 to 10.87	261,747	1.90 to 0.45	2.24	(36.25)	to (37.17)
	2007	17,778	22.47 to 17.31	540,216	1.90 to 0.45	2.81	2.88	to 1.39

Equity-Income Trust Series II	2011	10,066	16.88 to 16.78	149,902	2.05 to 0.45	1.60	(1.46)	to (3.02)
	2010	10,031	17.40 to 17.02	153,300	2.05 to 0.45	1.68	14.40	to 12.58
	2009	10,954	15.46 to 14.88	148,222	2.05 to 0.45	1.95	24.98	to 23
	2008	11,489	12.57 to 11.91	126,409	2.05 to 0.45	2.11	(36.45)	to (37.46)
	2007	13,765	20.10 to 18.74	241,867	2.05 to 0.45	2.48	2.70	to 1.06

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Financial Services Trust Series I	2011	891	$13.44	to $11.83	$10,689	1.90% to 0.45%	1.50%	(9.92)%	to (11.21)%
	2010	1,177	14.92	to 13.33	15,858	1.90 to 0.45	0.30	11.75	to 10.14
	2009	1,450	13.35	to 12.10	17,662	1.90 to 0.45	0.70	40.77	to 38.74
	2008	1,624	9.48	to 8.72	14,200	1.90 to 0.45	0.82	(44.90)	to (45.70)
	2007	1,792	17.21	to 16.06	28,749	1.90 to 0.45	1.20	(7.24)	to (8.58)

Financial Services Trust Series II	2011	1,537	14.42	to 14.36	19,380	2.05 to 0.45	1.33	(10.07)	to (11.49)
	2010	1,906	16.29	to 15.96	27,065	2.05 to 0.45	0.13	11.50	to 9.73
	2009	2,251	14.85	to 14.32	29,096	2.05 to 0.45	0.51	40.35	to 38.12
	2008	2,477	10.75	to 10.20	23,207	2.05 to 0.45	0.66	(45.00)	to (45.88)
	2007	2,222	19.86	to 18.55	38,360	2.05 to 0.45	0.87	(7.35)	to (8.83)

Founding Allocation Trust Series I	2011	3,582	12.17	to 11.82	43,411	1.55 to 0.80	2.93	(2.19)	to (2.92)
	2010	3,738	12.44	to 12.17	46,366	1.55 to 0.80	3.90	9.78	to 8.96
	2009	3,794	11.33	to 11.17	42,903	1.55 to 0.80	5.28	30.42	to 29.45
	2008	1,345	8.69	to 8.63	11,671	1.55 to 0.80	6.91	(30.51)	to (30.97)

Founding Allocation Trust Series II	2011	103,682	18.61	to 10.09	1,072,795	2.05 to 0.35	2.61	(2.05)	to (3.70)
	2010	116,260	18.99	to 10.48	1,242,478	2.05 to 0.35	3.52	10.05	to 8.20
	2009	128,398	17.26	to 9.68	1,261,886	2.05 to 0.35	3.86	30.67	to 28.46
	2008	136,082	13.21	to 7.54	1,035,742	2.05 to 0.35	2.91	5.67	to (36.87)
	2007	88,895	12.07	to 11.94	1,067,048	2.05 to 0.45	0.97	(3.45)	to (4.47)

Fundamental All Cap Core Trust Series II (a)	2011	3,148	18.72	to 16.3	53,548	2.05 to 0.45	0.83	(2.73)	to (4.27)
	2010	3,600	19.24	to 17.02	63,655	2.05 to 0.45	0.92	18.68	to 16.80
	2009	4,142	16.21	to 14.57	62,407	2.05 to 0.45	1.17	27.45	to 25.42
	2008	4,771	12.72	to 11.62	57,017	2.05 to 0.45	0.62	(43.50)	to (44.40)
	2007	5,614	22.52	to 20.90	120,043	2.05 to 0.45	0.87	3.10	to 1.46

Fundamental Holdings Trust Series II (b)	2011	81,570	11.76	to 11.01	918,855	2.05 to 0.45	1.32	(1.65)	to (3.20)
	2010	89,991	12.16	to 11.37	1,041,332	2.05 to 0.35	1.38	7.96	to 1.20
	2009	94,707	12.01	to 10.54	1,009,532	2.05 to 0.35	1.67	26.24	to 24.11
	2008	64,804	9.52	to 8.49	553,472	2.05 to 0.35	5.63	(23.87)	to (32.37)
	2007	4,219	12.58	to 12.55	53,003	2.05 to 0.45	2.84	0.65	to 0.43

Fundamental Holdings Trust Series III (c)	2011	4,846	12.42	to 12.06	59,987	1.55 to 0.80	1.86	(1.49)	to (2.23)
	2010	4,994	12.61	to 12.34	62,808	1.55 to 0.80	1.91	9.83	to 9.01
	2009	4,976	11.48	to 11.32	57,028	1.55 to 0.80	2.67	26.26	to 25.32
	2008	1,576	9.09	to 9.03	14,319	1.55 to 0.80	9.38	(27.26)	to (27.74)

Fundamental Large Cap Value Trust Series II (d)	2011	791	14.81	to 13.1	10,772	2.05 to 0.45	0.77	1.18	to (0.43)
	2010	851	14.64	to 13.16	11,584	2.05 to 0.45	1.70	12.6	to 10.81
	2009	969	13.00	to 11.87	11,846	2.05 to 0.45	1.88	23.95	to 21.98
	2008	1,107	10.49	to 9.74	11,037	2.05 to 0.45	2.09	(41.63)	to (42.56)
	2007	1,358	17.97	to 16.95	23,442	2.05 to 0.45	1.02	(5.82)	to (7.32)

Fundamental Value Trust Series I	2011	19,834	15.34	to 13.69	272,913	1.90 to 0.45	0.76	(4.21)	to (5.59)
	2010	24,123	16.02	to 14.50	350,230	1.90 to 0.45	1.08	12.59	to 10.97
	2009	28,241	14.23	to 13.07	368,109	1.90 to 0.45	0.92	31.19	to 29.3
	2008	33,466	10.85	to 10.11	336,160	1.90 to 0.45	2.42	(39.59)	to (40.47)
	2007	8,886	17.95	to 16.97	148,942	1.90 to 0.45	1.57	3.57	to 2.07

Fundamental Value Trust Series II	2011	16,833	16.42	to 16.2	240,692	2.05 to 0.45	0.60	(4.42)	to (5.93)
	2010	19,504	17.22	to 17.18	295,599	2.05 to 0.45	0.89	12.37	to 10.59
	2009	22,342	15.57	to 15.29	305,287	2.05 to 0.45	0.73	31	to 28.92
	2008	23,786	12.08	to 11.67	251,341	2.05 to 0.45	0.64	(39.73)	to (40.69)
	2007	22,520	20.36	to 19.37	399,581	2.05 to 0.45	1.21	3.41	to 1.75

Global Allocation	2011	52	25.9	to 15.28	816	1.90 to 1.40	1.83	(4.97)	to (5.44)
	2010	64	27.39	to 16.08	1,042	1.90 to 1.40	1.04	8.36	to 7.82
	2009	70	25.40	to 14.84	1,080	1.90 to 1.40	1.78	19.37	to 18.77
	2008	80	21.39	to 12.43	1,038	1.90 to 1.40	1.95	(20.69)	to (21.09)
	2007	91	27.10	to 15.67	1,520	1.90 to 1.40	2.46	15.19	to 14.61

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.
(c)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series III.
(d)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Global Bond Trust Series I	2011	2,268	$25.54	to $22.88	$66,430	1.90% to 0.45%	6.23%	8.59%	to 7.03%
	2010	2,708	23.52	to 21.37	74,034	1.90 to 0.45	3.36	9.81	to 8.23
	2009	3,158	21.42	to 19.75	80,083	1.90 to 0.45	12.24	14.87	to 13.22
	2008	3,603	18.64	to 17.44	81,496	1.90 to 0.45	0.63	(4.91)	to (6.28)
	2007	3,988	19.61	to 18.61	97,298	1.90 to 0.45	7.40	9.14	to 7.56

Global Bond Trust Series II	2011	7,393	24.75	to 17.68	158,254	2.05 to 0.45	6.05	8.36	to 6.65
	2010	8,787	22.84	to 16.58	176,267	2.05 to 0.45	3.20	9.63	to 7.89
	2009	9,500	20.84	to 15.37	176,112	2.05 to 0.45	11.74	14.62	to 12.8
	2008	9,374	18.18	to 13.62	154,496	2.05 to 0.45	0.58	(5..09)	to (6.60)
	2007	12,099	19.15	to 14.58	212,896	2.05 to 0.45	7.11	8.85	to 7.29

Global Diversification Trust Series II (e)	2011	62,998	11.51	to 10.77	694,418	2.05 to 0.45	1.63	(6.96)	to (8.43)
	2010	69,808	12.65	to 11.77	835,495	2.05 to 0.35	1.80	10.02	to 0.89
	2009	74,544	12.54	to 10.69	806,356	2.05 to 0.35	1.81	35.81	to 33.53
	2008	62,576	9.23	to 8.01	504,068	2.05 to 0.35	4.62	(26.13)	to (36.18)
	2007	8,251	12.58	to 12.55	103,611	2.05 to 0.45	2.96	0.61	to 0.39

Global Trust Series I	2011	7,965	14.32	to 12.06	129,704	1.90 to 0.45	1.98	(6.42)	to (7.76)
	2010	8,540	15.30	to 13.08	153,628	1.90 to 0.45	1.54	7.28	to 5.73
	2009	9,050	14.26	to 12.37	157,234	1.90 to 0.45	1.71	30.78	to 28.90
	2008	6,778	10.91	to 9.60	109,603	1.90 to 0.45	1.91	(39.82)	to (40.69)
	2007	7,318	18.12	to 16.18	212,666	1.90 to 0.45	2.29	0.88	to (0.58)

Global Trust Series II	2011	1,747	15.68	to 15.59	24,513	2.05 to 0.45	1.77	(6.64)	to (8.12)
	2010	1,904	17.06	to 16.69	28,926	2.05 to 0.45	1.30	7.07	to 5.37
	2009	2,125	16.19	to 15.59	30,510	2.05 to 0.45	1.43	30.51	to 28.44
	2008	2,398	12.61	to 11.95	26,665	2.05 to 0.45	1.61	(39.91)	to (40.87)
	2007	3,028	21.32	to 19.88	56,610	2.05 to 0.45	1.24	0.64	to (0.97)

Health Sciences Trust Series I	2011	1,642	25.04	to 21.15	36,661	1.90 to 0.45	0.00	10.07	to 8.49
	2010	1,907	22.75	to 19.49	39,069	1.90 to 0.45	0.00	15.18	to 13.52
	2009	2,244	19.75	to 17.17	40,345	1.90 to 0.45	0.00	31.22	to 29.33
	2008	2,673	15.05	to 13.28	37,029	1.90 to 0.45	0.00	(30.22)	to (31.23)
	2007	3,480	21.57	to 19.31	69,811	1.90 to 0.45	0.00	17.14	to 15.45

Health Sciences Trust Series II	2011	2,175	26.91	to 24.52	50,178	2.05 to 0.45	0.00	9.90	to 8.16
	2010	2,391	24.49	to 22.67	50,728	2.05 to 0.45	0.00	14.95	to 13.13
	2009	2,553	21.31	to 20.04	47,857	2.05 to 0.45	0.00	30.96	to 28.89
	2008	2,876	16.27	to 15.55	41,778	2.05 to 0.45	0.00	(30.37)	to (31.48)
	2007	3,394	23.36	to 22.69	71,855	2.05 to 0.45	0.00	16.91	to 15.05

High Income Trust Series II	2011	—	12.85	to 12.06	—	2.05 to 0.45	3.86	(1.84)	to (2.35)
	2010	1,687	13.10	to 12.35	21,158	2.05 to 0.45	37.66	10.78	to 9.02
	2009	1,626	11.82	to 11.33	18,650	2.05 to 0.45	18.43	80.46	to 77.6
	2008	230	6.52	to 6.35	1,474	2.05 to 0.45	10.90	(43.84)	to (44.73)
	2007	93	11.61	to 11.49	1,071	2.05 to 0.45	1.46	(7.12)	to (8.11)

High Yield Trust Series I	2011	2,754	20.00	to 18.54	53,477	1.90 to 0.45	8.36	0.45	to (1.00)
	2010	3,166	19.91	to 18.73	61,747	1.90 to 0.45	36.88	13.27	to 11.64
	2009	3,881	17.58	to 16.77	67,491	1.90 to 0.45	11.77	53.82	to 51.61
	2008	4,032	11.43	to 11.06	46,087	1.90 to 0.45	8.15	(29.84)	to (30.85)
	2007	4,963	16.29	to 16.00	81,825	1.90 to 0.45	12.30	1.18	to (0.29)

High Yield Trust Series II	2011	3,822	22.38	to 18.52	74,295	2.05 to 0.45	7.43	0.22	to (1.37)
	2010	4,143	22.33	to 18.78	81,174	2.05 to 0.45	40.90	13.03	to 11.23
	2009	5,174	19.76	to 16.88	90,802	2.05 to 0.45	13.15	53.66	to 51.23
	2008	4,362	12.86	to 11.16	50,595	2.05 to 0.45	8.02	(30.02)	to (31.13)
	2007	3,942	18.37	to 16.21	66,768	2.05 to 0.45	11.87	0.90	to (0.71)

International Core Trust Series I	2011	2,030	13.8	to 13.18	26,507	1.90 to 0.45	2.17	(9.98)	to (11.28)
	2010	2,397	15.33	to 14.86	35,236	1.90 to 0.45	1.83	9.09	to 7.52
	2009	2,759	14.05	to 13.82	37,608	1.90 to 0.45	2.41	18.11	to 16.41
	2008	3,231	11.90	to 11.87	37,670	1.90 to 0.45	4.76	(38.90)	to (39.78)
	2007	4,161	19.72	to 19.47	80,318	1.90 to 0.45	2.14	10.92	to 9.31

(e)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
International Core Trust Series II	2011	1,466	$18.29	to $16.14	$20,647	2.05% to 0.45%	1.98%	(10.20)%	to (11.63)%
	2010	1,664	20.70	to 17.98	26,533	2.05 to 0.45	1.64	8.89	to 7.16
	2009	1,799	19.32	to 16.51	26,618	2.05 to 0.45	2.16	17.99	to 16.12
	2008	1,971	16.63	to 13.99	24,822	2.05 to 0.45	4.67	(39.05)	to (40.02)
	2007	2,356	27.73	to 22.96	49,951	2.05 to 0.45	1.84	10.63	to 8.87

International Equity Index Trust A Series I	2011	1,315	17.56	to 15.71	21,372	1.90 to 0.45	2.86	(14.62)	to (15.85)
	2010	1,662	20.57	to 18.67	31,951	1.90 to 0.45	2.55	10.37	to 8.79
	2009	806	18.64	to 17.17	14,194	1.90 to 0.45	13.38	37.24	to 35.26
	2008	964	13.58	to 12.69	12,493	1.90 to 0.45	1.89	(44.80)	to (45.59)
	2007	1,307	24.60	to 23.33	30,978	1.90 to 0.45	3.65	14.90	to 13.24

International Equity Index Trust A Series II	2011	1,659	17.29	to 15.29	25,980	2.05 to 0.45	2.76	(14.81)	to (16.16)
	2010	1,998	20.29	to 18.24	37,023	2.05 to 0.45	2.18	10.22	to 9.07
	2009	912	18.41	to 16.82	15,753	2.05 to 0.45	13.97	36.87	to 34.69
	2008	996	13.45	to 12.48	12,716	2.05 to 0.45	1.70	(44.89)	to (45.77)
	2007	1,301	24.41	to 23.02	30,453	2.05 to 0.45	3.43	14.65	to 12.81

International Equity Index Trust B Series NAV	2011	2,029	9.21	to 8.95	18,586	2.05 to 1.40	3.35	(15.18)	to (15.73)
	2010	2,166	10.86	to 10.62	23,431	2.05 to 1.40	2.47	9.89	to 9.18
	2009	2,431	9.88	to 9.72	23,976	2.05 to 1.40	3.74	36.87	to 35.99
	2008	2,852	7.22	to 7.15	20,583	2.05 to 1.40	2.60	(45.16)	to (45.52)
	2007	3,272	13.17	to 13.12	43,122	2.05 to 1.40	1.91	5.44	to 4.99

International Opportunities Trust Series II	2011	1,850	14.39	to 12.93	23,511	2.05 to 0.45	0.67	(16.50)	to (17.83)
	2010	2,261	17.23	to 15.74	35,029	2.05 to 0.45	1.21	12.88	to 11.09
	2009	2,507	15.26	to 14.16	34,890	2.05 to 0.45	0.81	36.65	to 34.48
	2008	2,821	11.17	to 10.53	29,250	2.05 to 0.45	0.90	(50.88)	to (51.67)
	2007	3,614	22.74	to 21.79	78,152	2.05 to 0.45	1.37	19.23	to 17.33

International Small Company Trust Series I	2011	2,492	12.51	to 12.13	30,514	1.90 to 0.45	1.50	(16.60)	to (17.80)
	2010	3,157	15.00	to 14.76	46,829	1.90 to 0.45	2.62	22.15	to 20.40
	2009	3,936	12.28	to 12.26	48,283	1.90 to 0.45	0.78	(1.76)	to (1.95)

International Small Company Trust Series II	2011	1,755	12.46	to 12.04	21,347	2.05 to 0.45	1.35	(16.80)	to (18.12)
	2010	2,060	14.97	to 14.70	30,456	2.05 to 0.45	2.50	21.90	to 19.97
	2009	2,329	12.28	to 12.25	28,557	2.05 to 0.45	0.77	(1.76)	to (1.97)

International Value Trust Series I	2011	5,833	17.74	to 16.44	87,970	1.90 to 0.45	2.24	(13.24)	to (14.49)
	2010	6,982	20.45	to 19.23	123,081	1.90 to 0.45	1.90	7.50	to 5.95
	2009	8,033	19.02	to 18.15	133,409	1.90 to 0.45	2.12	35.16	to 33.22
	2008	9,996	14.07	to 13.62	124,275	1.90 to 0.45	3.17	(42.92)	to (43.75)
	2007	13,413	24.65	to 24.22	295,227	1.90 to 0.45	4.19	9.03	to 7.45

International Value Trust Series II	2011	5,397	20.19	to 18.82	89,100	2.05 to 0.45	2.08	(13.38)	to (14.75)
	2010	6,119	23.68	to 21.72	118,156	2.05 to 0.45	1.70	7.28	to 5.58
	2009	6,734	22.43	to 20.25	123,005	2.05 to 0.45	1.97	34.98	to 32.84
	2008	7,623	16.88	to 15.00	104,997	2.05 to 0.45	3.07	(43.07)	to (43.98)
	2007	9,361	30.14	to 26.35	231,324	2.05 to 0.45	3.64	8.86	to 7.13

Investment Quality Bond Trust Series I	2011	10,392	25.59	to 18.52	191,213	1.90 to 0.45	4.21	7.59	to 6.04
	2010	9,829	23.79	to 17.46	175,113	1.90 to 0.45	5.30	6.97	to 5.43
	2009	8,811	22.23	to 16.56	156,994	1.90 to 0.45	5.32	11.94	to 10.33
	2008	5,071	19.86	to 15.01	103,084	1.90 to 0.45	6.59	(2.12)	to (3.53)
	2007	5,274	20.29	to 15.56	120,393	1.90 to 0.45	8.94	5.73	to 4.20

Investment Quality Bond Trust Series II	2011	6,440	20.62	to 16.08	116,853	2.05 to 0.45	3.76	7.37	to 5.67
	2010	7,580	19.20	to 15.22	129,806	2.05 to 0.45	4.63	6.82	to 5.12
	2009	8,375	17.98	to 14.48	135,967	2.05 to 0.45	5.56	11.7	to 9.92
	2008	6,302	16.09	to 13.17	92,405	2.05 to 0.45	5.85	(2.26)	to (3.82)
	2007	8,639	16.47	to 13.69	130,926	2.05 to 0.45	8.68	5.44	to 3.76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Large Cap Trust Series I	2011	7,956	$13.78	to $12.51	$102,935	1.90% to 0.45%	1.30%	(2.50)%	to (3.90)%
	2010	9,394	14.14	to 13.02	125,850	1.90 to 0.45	1.05	13.23	to 11.61
	2009	10,814	12.48	to 11.67	129,172	1.90 to 0.45	1.92	30.26	to 28.38
	2008	12,717	9.58	to 9.09	117,779	1.90 to 0.45	1.31	(39.79)	to (40.66)
	2007	15,761	15.92	to 15.32	244,826	1.90 to 0.45	0.52	(5.24)	to (6.17)

Large Cap Trust Series II	2011	639	13.65	to 12.27	8,074	2.05 to 0.45	1.13	(2.71)	to (4.25)
	2010	704	14.03	to 12.81	9,264	2.05 to 0.45	0.84	13.03	to 11.24
	2009	790	12.41	to 11.52	9,291	2.05 to 0.45	1.72	29.96	to 27.90
	2008	932	9.55	to 9.01	8,533	2.05 to 0.45	1.09	(39.95)	to (40.90)
	2007	1,178	15.90	to 15.24	18,167	2.05 to 0.45	0.59	0.81	to (0.79)

Large Cap Value Trust Series I	2011	—	21.86	to 19.47	—	1.90 to 0.45	0.47	7.59	to 7.09
	2010	994	20.31	to 18.18	18,618	1.90 to 0.45	1.17	9.42	to 7.85
	2009	1,158	18.56	to 16.85	20,019	1.90 to 0.45	1.58	10.14	to 8.56
	2008	1,450	16.85	to 15.53	23,027	1.90 to 0.45	1.38	(36.20)	to (37.12)
	2007	2,039	26.42	to 24.69	51,302	1.90 to 0.45	0.93	3.91	to 2.40

Large Cap Value Trust Series II	2011	—	21.66	to 19.06	—	2.05 to 0.45	0.45	7.53	to 6.97
	2010	1,126	20.15	to 17.82	20,765	2.05 to 0.45	0.98	9.21	to 7.48
	2009	1,134	18.45	to 16.58	19,357	2.05 to 0.45	1.42	9.86	to 8.12
	2008	1,229	16.79	to 15.34	19,316	2.05 to 0.45	1.24	(36.31)	to (37.32)
	2007	1,608	26.36	to 24.47	40,131	2.05 to 0.45	0.61	3.71	to 2.06

Lifestyle Aggressive Trust Series I	2011	5,510	15.42	to 14.44	84,681	1.90 to 0.45	1.65	(6.92)	to (8.26)
	2010	6,184	16.57	to 15.74	103,197	1.90 to 0.45	1.98	15.92	to 14.26
	2009	6,570	14.29	to 13.77	95,283	1.90 to 0.45	1.03	35.02	to 33.08
	2008	7,208	10.58	to 10.35	78,078	1.90 to 0.45	1.64	(42.25)	to (43.09)
	2007	9,206	18.33	to 18.19	175,525	1.90 to 0.45	9.29	8.06	to 6.50

Lifestyle Aggressive Trust Series II	2011	10,061	18.38	to 17.76	154,321	2.05 to 0.45	1.51	(7.14)	to (8.61)
	2010	11,278	20.11	to 19.12	188,589	2.05 to 0.45	1.74	15.60	to 13.77
	2009	12,202	17.67	to 16.54	178,414	2.05 to 0.45	0.85	34.85	to 32.71
	2008	12,730	13.32	to 12.27	140,031	2.05 to 0.45	1.49	(42.41)	to (43.33)
	2007	14,689	23.50	to 21.30	285,280	2.05 to 0.45	9.17	7.92	to 6.20

Lifestyle Balanced Trust Series I	2011	40,215	20.73	to 16.56	667,591	1.90 to 0.45	3.29	0.17	to (1.27)
	2010	40,354	20.69	to 16.77	699,738	1.90 to 0.45	2.74	11.24	to 9.64
	2009	40,030	18.60	to 15.29	662,526	1.90 to 0.45	4.71	30.16	to 28.29
	2008	35,216	14.29	to 11.92	488,816	1.90 to 0.45	2.92	(31.61)	to (32.60)
	2007	44,019	20.89	to 17.69	919,281	1.90 to 0.45	7.51	5.99	to 4.46

Lifestyle Balanced Trust Series II	2011	560,279	13.65	to 12.56	8,941,848	2.10 to 0.35	3.03	0.07	to (1.66)
	2010	606,988	13.88	to 12.55	9,859,909	2.10 to 0.35	2.59	11.10	to 11.06
	2009	611,485	16.63	to 11.30	9,123,269	2.05 to 0.35	4.44	30.02	to 27.83
	2008	536,639	13.01	to 8.69	6,354,575	2.05 to 0.35	3.27	(30.48)	to (32.84)
	2007	485,069	20.05	to 19.37	8,669,581	2.05 to 0.45	7.41	5.78	to 4.10

Lifestyle Balanced Trust Series NAV	2011	5	13.90	to 13.90	70	1.20 to 1.20	3.57	(0.53)	to (0.53)

Lifestyle Balanced PS Series II	2011	5,516	12.43	to 12.15	67,247	2.00 to 0.80	2.86	(0.56)	to (2.82)

Lifestyle Conservative Trust Series I	2011	11,273	24.20	to 17.51	213,263	1.90 to 0.45	4.13	3.76	to 2.27
	2010	11,548	23.32	to 17.12	220,274	1.90 to 0.45	2.68	8.63	to 7.07
	2009	11,453	21.47	to 15.99	208,449	1.90 to 0.45	5.85	21.16	to 19.42
	2008	8,662	17.72	to 13.39	143,844	1.90 to 0.45	4.40	(15.95)	to (17.16)
	2007	7,414	21.08	to 16.16	150,689	1.90 to 0.45	7.90	4.90	to 3.39

Lifestyle Conservative Trust Series II	2011	136,961	14.17	to 13.42	2,309,441	2.10 to 0.35	4.07	3.68	to 1.89
	2010	141,829	13.67	to 13.17	2,342,621	2.10 to 0.35	2.52	8.49	to 5.39
	2009	133,572	15.23	to 12.60	2,071,302	2.05 to 0.35	5.98	21.01	to 18.98
	2008	89,201	12.80	to 10.41	1,171,315	2.05 to 0.35	5.44	(16.69)	to (17.39)
	2007	40,759	17.39	to 15.49	653,822	2.05 to 0.45	7.84	4.70	to 3.03

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Lifestyle Conservative PS Series II	2011	2,167	$12.52	to $12.50	$27,160	2.00% to 0.80%	3.27%	0.13%	to (0.03)%

Lifestyle Growth Trust Series I	2011	37,273	18.23	to 15.52	565,281	1.90 to 0.45	2.69	(2.04)	to (3.45)
	2010	36,720	18.61	to 16.08	595,817	1.90 to 0.45	2.47	12.51	to 10.89
	2009	35,026	16.54	to 14.50	534,792	1.90 to 0.45	3.45	32.70	to 30.79
	2008	33,091	12.47	to 11.09	410,760	1.90 to 0.45	2.40	(36.89)	to (37.80)
	2007	38,655	19.75	to 17.82	781,228	1.90 to 0.45	7.68	7.04	to 5.49

Lifestyle Growth Trust Series II	2011	737,881	13.78	to 11.87	11,115,623	2.10 to 0.35	2.46	(2.15)	to (3.84)
	2010	778,123	14.34	to 12.13	12,206,253	2.10 to 0.35	2.26	14.68	to 12.44
	2009	783,017	17.07	to 10.78	11,149,868	2.05 to 0.35	3.24	32.48	to 30.25
	2008	739,885	13.11	to 8.14	8,170,434	2.05 to 0.35	2.53	(34.88)	to (37.96)
	2007	667,867	20.56	to 21.12	12,027,024	2.05 to 0.45	7.35	6.77	to 5.07

Lifestyle Growth Trust Series NAV	2011	11	14.03	to 14.03	150	1.20 to 1.20	2.83	(2.72)	to (2.72)

Lifestyle Growth PS Series II	2011	7,241	12.39	to 11.92	86,637	2.00 to 0.80	2.16	(0.89)	to (4.63)

Lifestyle Moderate Trust Series I	2011	14,027	22.23	to 16.88	250,835	1.90 to 0.45	3.53	1.87	to 0.41
	2010	14,332	21.82	to 16.81	265,027	1.90 to 0.45	2.70	10.06	to 8.47
	2009	13,923	19.83	to 15.50	245,632	1.90 to 0.45	4.95	26.69	to 24.87
	2008	12,359	15.65	to 12.41	188,774	1.90 to 0.45	3.72	(24.57)	to (25.66)
	2007	14,006	20.75	to 16.70	290,199	1.90 to 0.45	7.68	4.82	to 3.30

Lifestyle Moderate Trust Series II	2011	172,998	13.60	to 13.44	2,801,218	2.10 to 0.35	3.36	1.78	to 0.02
	2010	182,151	13.59	to 13.20	2,947,542	2.10 to 0.35	2.53	10.01	to 8.75
	2009	175,830	15.75	to 12.00	2,638,640	2.05 to 0.35	5.00	26.42	to 24.29
	2008	137,848	12.67	to 9.49	1,689,787	2.05 to 0.35	4.26	(24.06)	to (25.90)
	2007	108,763	18.46	to 17.10	1,817,725	2.05 to 0.45	7.55	4.61	to 2.94

Lifestyle Moderate PS Series II	2011	2,737	12.48	to 12.31	33,824	2.00 to 0.80	2.82	(0.20)	to (1.48)

Mid Cap Index Trust Series I	2011	1,598	23.37	to 19.04	32,480	1.90 to 0.45	0.61	(2.69)	to (4.09)
	2010	1,987	24.01	to 19.85	41,949	1.90 to 0.45	1.06	25.42	to 23.61
	2009	2,155	19.15	to 16.06	36,668	1.90 to 0.45	1.02	36.15	to 34.19
	2008	2,545	14.06	to 11.97	32,196	1.90 to 0.45	0.93	(36.70)	to (37.62)
	2007	2,828	22.22	to 19.19	57,218	1.90 to 0.45	1.27	7.03	to 5.48

Mid Cap Index Trust Series II	2011	3,634	21.75	to 20.96	67,846	2.05 to 0.45	0.45	(2.90)	to (4.44)
	2010	4,172	22.77	to 21.59	81,260	2.05 to 0.45	0.82	25.24	to 23.26
	2009	4,703	18.47	to 17.24	74,103	2.05 to 0.45	0.84	35.77	to 33.61
	2008	5,042	13.82	to 12.70	59,488	2.05 to 0.45	0.70	(36.81)	to (37.82)
	2007	4,747	22.23	to 20.09	89,771	2.05 to 0.45	0.85	6.85	to 5.14

Mid Cap Stock Trust Series I	2011	10,034	18.41	to 17.97	146,328	1.90 to 0.45	0.00	(9.61)	to (10.91)
	2010	10,956	20.37	to 20.17	183,429	1.90 to 0.45	0.00	22.53	to 20.77
	2009	11,822	16.70	to 16.62	167,211	1.90 to 0.45	0.00	30.76	to 28.88
	2008	13,282	12.96	to 12.71	148,055	1.90 to 0.45	0.00	(44.02)	to (44.83)
	2007	14,502	23.49	to 22.71	292,411	1.90 to 0.45	0.00	23.01	to 21.24

Mid Cap Stock Trust Series II	2011	4,954	21.57	to 20.67	91,649	2.05 to 0.45	0.00	(9.80)	to (11.23)
	2010	5,660	23.92	to 23.28	117,687	2.05 to 0.45	0.00	22.25	to 20.32
	2009	6,241	19.57	to 19.35	107,670	2.05 to 0.45	0.00	30.46	to 28.39
	2008	6,954	15.07	to 15.00	93,272	2.05 to 0.45	0.00	(44.12)	to (45.01)
	2007	7,457	27.41	to 26.84	182,162	2.05 to 0.45	0.00	22.80	to 20.84

Mid Value Trust Series I	2011	3,837	17.33	to 15.74	62,545	1.90 to 0.45	0.67	(5.35)	to (6.71)
	2010	4,754	18.31	to 16.87	82,548	1.90 to 0.45	2.00	15.64	to 13.97
	2009	5,578	15.84	to 14.80	84,585	1.90 to 0.45	0.45	35.03	to 33.73

Mid Value Trust Series II	2011	4,560	17.24	to 15.50	72,765	2.05 to 0.45	0.49	(5.46)	to (6.96)
	2010	5,481	18.24	to 16.66	93,544	2.05 to 0.45	1.80	15.27	to 13.44
	2009	6,142	15.82	to 14.68	92,029	2.05 to 0.45	0.35	45.36	to 43.05
	2008	700	10.89	to 10.26	7,325	2.05 to 0.45	0.92	(35.17)	to (36.21)
	2007	890	16.79	to 16.09	14,516	2.05 to 0.45	1.68	(0.15)	to (1.74)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Money Market Trust Series I	2011	11,391	$16.23	to $12.10	$172,109	2.10% to 0.45%	0.00%	(0.38)%	to (2.00)%
	2010	11,385	16.29	to 12.35	176,239	2.10 to 0.45	0.00	(0.45)	to (1.22)
	2009	15,261	16.36	to 12.61	240,290	1.90 to 0.45	0.22	(0.25)	to (1.69)
	2008	22,608	16.40	to 12.83	365,001	1.90 to 0.45	1.73	1.31	to (0.16)
	2007	19,225	16.19	to 12.85	312,447	1.90 to 0.45	4.46	4.09	to 2.58

Money Market Trust Series II	2011	69,706	12.45	to 11.96	862,728	2.05 to 0.35	0.00	(0.28)	to (1.95)
	2010	65,835	12.49	to 12.20	826,856	2.05 to 0.35	0.00	(0.35)	to (2.03)
	2009	88,917	12.53	to 12.45	1,133,525	2.05 to 0.35	0.08	(0.27)	to (1.95)
	2008	107,097	12.70	to 12.56	1,383,024	2.05 to 0.35	1.38	0.52	to (0.51)
	2007	33,634	13.80	to 12.76	434,277	2.05 to 0.45	4.23	3.88	to 2.22

Money Market Trust B Series NAV	2011	2,116	12.40	to 12.03	26,096	2.05 to 1.40	0.00	(1.30)	to (1.94)
	2010	2,097	12.57	to 12.27	26,236	2.05 to 1.40	0.05	(1.34)	to (1.98)
	2009	2,575	12.74	to 12.52	32,692	2.05 to 1.40	0.49	(0.92)	to (1.56)
	2008	2,982	12.86	to 12.72	38,239	2.05 to 1.40	2.10	0.69	to 0.04
	2007	3,382	12.77	to 12.71	43,140	2.05 to 1.40	3.06	2.14	to 1.70

Mutual Shares Trust Series I	2011	16,469	11.51	to 11.18	188,918	1.55 to 0.80	0.95	(1.73)	to (2.46)
	2010	14,733	11.72	to 11.47	172,166	1.55 to 0.80	2.97	10.63	to 9.80
	2009	11,608	10.59	to 10.44	122,736	1.55 to 0.80	2.01	26.32	to 25.38
	2008	2,191	8.38	to 8.33	18,360	1.55 to 0.80	2.97	(32.93)	to (33.37)

Natural Resources Trust Series II	2011	3,724	37.77	to 32.89	112,991	2.05 to 0.45	0.29	(20.73)	to (21.99)
	2010	4,484	47.65	to 42.16	174,979	2.05 to 0.45	0.42	14.36	to 12.54
	2009	4,957	41.67	to 37.46	173,158	2.05 to 0.45	0.68	58.18	to 55.67
	2008	4,520	26.34	to 24.06	103,282	2.05 to 0.45	0.28	(51.93)	to (52.70)
	2007	5,633	54.80	to 50.87	279,654	2.05 to 0.45	0.82	39.80	to 37.57

PIMCO All Asset	2011	1,756	18.82	to 16.65	30,376	2.05 to 0.45	6.52	1.20	to (0.40)
	2010	1,850	18.60	to 16.72	31,947	2.05 to 0.45	7.07	12.20	to 10.42
	2009	1,526	16.57	to 15.14	23,774	2.05 to 0.45	6.80	20.77	to 18.85
	2008	1,542	13.72	to 12.74	20,097	2.05 to 0.45	5.31	(16.55)	to (17.88)
	2007	1,761	16.44	to 15.51	27,809	2.05 to 0.45	6.56	7.51	to 5.80

Real Estate Securities Trust Series I	2011	1,504	31.88	to 28.08	48,039	1.90 to 0.45	1.38	8.97	to 7.41
	2010	1,872	29.26	to 26.14	55,339	1.90 to 0.45	1.84	28.62	to 26.77
	2009	2,091	22.75	to 20.62	48,549	1.90 to 0.45	3.38	29.59	to 27.72
	2008	2,584	17.55	to 16.15	46,813	1.90 to 0.45	3.13	(39.70)	to (40.57)
	2007	3,404	29.11	to 27.17	103,497	1.90 to 0.45	2.61	(15.99)	to (17.21)

Real Estate Securities Trust Series II	2011	2,549	30.03	to 25.14	65,291	2.05 to 0.45	1.23	8.75	to 7.02
	2010	3,033	27.62	to 23.49	72,145	2.05 to 0.45	1.63	28.29	to 26.26
	2009	3,297	21.53	to 18.61	62,000	2.05 to 0.45	3.26	29.46	to 27.40
	2008	3,569	16.63	to 14.60	53,641	2.05 to 0.45	2.88	(39.85)	to (40.81)
	2007	4,179	27.65	to 24.67	106,983	2.05 to 0.45	2.10	(16.15)	to (17.49)

Real Return Bond Trust Series II	2011	3,909	19.79	to 17.23	70,205	2.05 to 0.45	3.61	11.36	to 9.60
	2010	4,727	17.77	to 15.72	77,016	2.05 to 0.45	10.80	8.18	to 6.46
	2009	5,613	16.42	to 14.76	85,502	2.05 to 0.45	0.09	18.69	to 16.81
	2008	5,990	13.84	to 12.64	77,729	2.05 to 0.45	0.55	(11.94)	to (13.34)
	2007	5,983	15.71	to 14.58	89,176	2.05 to 0.45	6.36	10.59	to 8.83

Science & Technology Trust Series I	2011	6,739	13.64	to 10.36	84,728	1.90 to 0.45	0.00	(8.16)	to (9.48)
	2010	8,374	14.85	to 11.45	113,408	1.90 to 0.45	0.00	24.05	to 22.27
	2009	9,847	11.97	to 9.36	108,495	1.90 to 0.45	0.00	63.75	to 61.39
	2008	11,304	7.31	to 5.80	77,390	1.90 to 0.45	0.00	(44.70)	to (45.50)
	2007	14,544	13.22	to 10.64	183,287	1.90 to 0.45	0.00	19.03	to 17.30

Science & Technology Trust Series II	2011	2,616	18.45	to 18.19	40,402	2.05 to 0.45	0.00	(8.39)	to (9.84)
	2010	3,165	20.46	to 19.86	53,799	2.05 to 0.45	0.00	23.83	to 21.86
	2009	3,709	16.79	to 16.04	51,365	2.05 to 0.45	0.00	63.40	to 60.81
	2008	3,149	10.44	to 9.81	27,165	2.05 to 0.45	0.00	(44.79)	to (45.67)
	2007	4,023	19.21	to 17.77	63,303	2.05 to 0.45	0.00	18.73	to 16.84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Short Term Government Income Trust Series I	2011	5,231	$12.99	to $12.68	$66,861	$1.90 to $0.45	2.24%	2.31%	to 0.84%
	2010	6,422	12.69	to 12.57	81,022	1.90 to 0.45	1.41	1.55	to 0.57

Short Term Government Income Trust Series II	2011	5,381	12.95	to 12.6	68,363	2.05 to 0.45	2.31	2.10	to 0.49
	2010	5,947	12.68	to 12.54	74,874	2.05 to 0.45	1.24	1.43	to 0.34

Small Cap Growth Trust Series I	2011	34	12.39	to 12.03	425	1.55 to 0.80	0.00	(7.56)	to (8.25)
	2010	15	13.40	to 13.11	203	1.55 to 0.80	0.00	21.10	to 20.20
	2009	8	11.07	to 10.91	86	1.55 to 0.80	0.00	33.51	to 32.51
	2008	2	8.29	to 8.23	17	1.55 to 0.80	0.00	(33.69)	to (34.13)

Small Cap Growth Trust Series II	2011	1,815	18.29	to 16.44	29,743	2.05 to 0.45	0.00	(7.43)	to (8.90)
	2010	1,880	19.76	to 18.04	33,604	2.05 to 0.45	0.00	21.16	to 19.24
	2009	2,052	16.31	to 15.13	30,671	2.05 to 0.45	0.00	33.82	to 31.70
	2008	2,215	12.18	to 11.49	25,137	2.05 to 0.45	0.00	(40.07)	to (41.03)
	2007	1,950	20.33	to 19.48	37,591	2.05 to 0.45	0.00	13.26	to 11.45

Small Cap Index Trust Series I	2011	867	16.71	to 12.5	14,214	1.90 to 0.45	1.08	(4.93)	to (6.30)
	2010	1,068	17.83	to 12.50	18,602	1.90 to 0.45	0.51	25.80	to 23.99
	2009	1,130	14.38	to 12.50	15,815	1.90 to 0.45	0.80	26.08	to 24.26
	2008	1,375	12.16	to 11.57	15,410	1.90 to 0.45	1.23	(34.01)	to (34.96)
	2007	1,722	17.80	to 12.50	29,608	1.90 to 0.45	1.63	(2.61)	to (4.02)

Small Cap Index Trust Series II	2011	3,112	19.84	to 18.67	52,726	2.05 to 0.45	0.91	(5.07)	to (6.57)
	2010	3,570	21.23	to 19.67	64,425	2.05 to 0.45	0.28	25.53	to 23.54
	2009	4,053	17.19	to 15.67	58,966	2.05 to 0.45	0.61	25.78	to 23.78
	2008	4,455	13.88	to 12.46	52,121	2.05 to 0.45	1.03	(34.13)	to (35.18)
	2007	5,338	21.42	to 18.91	95,874	2.05 to 0.45	0.90	(2.79)	to (4.34)

Small Cap Opportunities Trust Series I	2011	1,177	22.55	to 19.89	24,200	1.90 to 0.45	0.09	(3.60)	to (4.98)
	2010	1,570	23.39	to 20.93	33,857	1.90 to 0.45	0.00	29.09	to 27.23
	2009	1,686	18.12	to 16.45	28,464	1.90 to 0.45	0.00	33.26	to 31.34
	2008	2,041	13.60	to 12.53	26,145	1.90 to 0.45	2.31	(42.39)	to (43.23)
	2007	2,602	23.61	to 22.06	58,486	1.90 to 0.45	1.89	(8.08)	to (9.41)

Small Cap Opportunities Trust Series II	2011	1,418	22.25	to 19.37	27,349	2.05 to 0.45	0.06	(3.76)	to (5.28)
	2010	1,697	23.12	to 20.45	34,524	2.05 to 0.45	0.00	28.76	to 26.72
	2009	1,672	17.95	to 16.14	26,864	2.05 to 0.45	0.00	33.00	to 30.89
	2008	1,805	13.50	to 12.33	22,321	2.05 to 0.45	2.10	(42.51)	to (43.43)
	2007	2,158	23.48	to 21.79	47,273	2.05 to 0.45	1.53	(8.22)	to (9.69)

Small Cap Value Trust Series I	2011	35	15.65	to 15.20	541	1.55 to 0.80	0.92	0.24	to (0.51)
	2010	27	15.61	to 15.28	416	1.55 to 0.80	0.40	25.10	to 24.16
	2009	19	12.48	to 12.30	241	1.55 to 0.80	0.95	27.63	to 26.67
	2008	1	9.78	to 9.71	8	1.55 to 0.80	4.41	(21.77)	to (22.29)

Small Cap Value Trust Series II	2011	2,404	19.36	to 17.4	42,339	2.05 to 0.45	0.58	0.39	to (1.20)
	2010	2,769	19.28	to 17.61	49,174	2.05 to 0.45	0.15	25.36	to 23.38
	2009	2,611	15.38	to 14.27	37,414	2.05 to 0.45	0.40	27.81	to 25.78
	2008	3,964	12.03	to 11.35	45,279	2.05 to 0.45	1.00	(26.60)	to (27.77)
	2007	4,136	16.39	to 15.71	65,291	2.05 to 0.45	0.56	(3.57)	to (5.11)

Small Company Value Trust Series I	2011	2,555	26.76	to 22.42	61,601	1.90 to 0.45	0.53	(1.37)	to (2.79)
	2010	3,138	27.13	to 23.07	77,464	1.90 to 0.45	1.34	20.81	to 19.08
	2009	3,877	22.46	to 19.37	80,022	1.90 to 0.45	0.37	27.11	to 25.28
	2008	4,835	17.67	to 15.46	79,388	1.90 to 0.45	0.68	(27.38)	to (28.43)
	2007	6,599	24.33	to 21.61	150,842	1.90 to 0.45	0.15	(1.64)	to (3.07)

Small Company Value Trust Series II	2011	3,365	22.22	to 21.81	66,734	2.05 to 0.45	0.36	(1.64)	to (3.20)
	2010	3,908	22.59	to 22.53	79,850	2.05 to 0.45	1.16	20.61	to 18.70
	2009	4,564	18.98	to 18.73	78,532	2.05 to 0.45	0.23	26.90	to 24.89
	2008	5,166	15.20	to 14.76	71,273	2.05 to 0.45	0.47	(27.54)	to (28.70)
	2007	6,481	21.32	to 20.37	125,798	2.05 to 0.45	0.00	(1.85)	to (3.42)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Smaller Company Growth Trust Series I	2011	1,905	$15.13	to $14.67	$28,212	1.90% to 0.45%	0.00%	(7.52)%	to (8.85)%
	2010	2,378	16.36	to 16.10	38,476	1.90 to 0.45	0.00	24.48	to 22.69
	2009	2,847	13.14	to 13.12	37,391	1.90 to 0.45	0.00	5.16	to 4.96

Smaller Company Growth Trust Series II	2011	1,221	15.07	to 14.56	17,933	2.05 to 0.45	0.00	(7.71)	to (9.17)
	2010	1,433	16.33	to 16.03	23,083	2.05 to 0.45	0.00	24.29	to 22.32
	2009	1,649	13.14	to 13.11	21,623	2.05 to 0.45	0.00	5.09	to 4.87

Strategic Income Opportunities Trust Series I	2011	3,257	20.00	to 17.90	60,232	1.90 to 0.45	9.99	1.57	to 0.11
	2010	4,069	19.69	to 17.88	74,818	1.90 to 0.45	7.29	1.76	to 1.53

Strategic Income Opportunities Trust Series II	2011	3,621	19.96	to 17.66	64,718	2.05 to 0.45	9.94	1.43	to (0.18)
	2010	4,426	19.68	to 17.69	78,798	2.05 to 0.45	20.62	15.00	to 13.18
	2009	768	17.11	to 15.63	12,305	2.05 to 0.45	6.37	25.87	to 23.87
	2008	711	13.59	to 12.62	9,164	2.05 to 0.45	9.38	(9.18)	to (10.62)
	2007	1,038	14.97	to 14.11	14,897	2.05 to 0.45	1.82	5.06	to 3.38

Total Bond Market Trust A Series II	2011	8,743	13.25	to 13.21	123,394	2.10 to 0.45	4.94	6.36	to 4.62
	2010	3,043	12.63	to 12.46	40,747	2.10 to 0.45	3.56	1.01	to (0.32)
	2009	64	13.63	to 12.35	869	2.05 to 1.20	2.31	2.10	to (1.19)
	2008	67	13.49	to 13.35	906	2.05 to 1.40	2.29	4.05	to 3.37
	2007	35	12.97	to 12.91	459	2.05 to 1.40	2.75	3.74	to 3.29

Total Bond Market Trust A – Series NAV	2011	8,369	14.50	to 14.22	121,074	1.55 to 0.80	3.65	6.33	to 5.54
	2010	6,262	13.64	to 13.47	85,282	1.55 to 0.80	4.17	4.99	to 4.20
	2009	2,361	12.99	to 12.93	30,655	1.55 to 0.80	5.95	3.94	to 3.43

Total Return Trust Series I	2011	8,767	25.51	to 19.18	189,221	1.90 to 0.45	4.10	3.45	to 1.96
	2010	11,096	24.66	to 18.81	234,959	1.90 to 0.45	2.38	7.16	to 5.62
	2009	12,463	23.01	to 17.81	250,132	1.90 to 0.45	3.98	13.08	to 11.46
	2008	13,162	20.35	to 15.98	237,527	1.90 to 0.45	4.71	2.30	to 0.83
	2007	14,285	19.89	to 15.85	254,967	1.90 to 0.45	7.40	8.00	to 6.44

Total Return Trust Series II	2011	14,095	21.00	to 16.50	261,575	2.05 to 0.45	3.93	3.24	to 1.61
	2010	17,037	20.34	to 16.24	310,049	2.05 to 0.45	2.14	6.92	to 5.23
	2009	17,776	19.02	to 15.43	306,156	2.05 to 0.45	3.94	12.85	to 11.06
	2008	15,080	16.85	to 13.90	233,587	2.05 to 0.45	4.73	2.14	to 0.51
	2007	13,300	16.50	to 13.83	204,912	2.05 to 0.45	7.15	7.79	to 6.07

Total Stock Market Index Trust Series I	2011	940	13.70	to 13.23	11,170	1.90 to 0.45	1.19	(0.17)	to (1.61)
	2010	1,105	13.92	to 13.25	13,295	1.90 to 0.45	1.30	16.67	to 14.99
	2009	1,289	12.11	to 11.36	13,420	1.90 to 0.45	1.60	28.29	to 26.44
	2008	1,405	9.57	to 8.85	11,555	1.90 to 0.45	1.46	(37.48)	to (38.39)
	2007	1,875	15.54	to 14.16	24,997	1.90 to 0.45	2.16	4.70	to 3.19

Total Stock Market Index Trust Series II	2011	2,152	17.27	to 17.27	33,256	2.05 to 0.45	1.00	(0.29)	to (1.87)
	2010	2,547	17.60	to 17.32	39,945	2.05 to 0.45	1.07	16.36	to 14.52
	2009	3,056	15.37	to 14.88	41,686	2.05 to 0.45	1.40	27.95	to 25.92
	2008	3,348	12.21	to 11.63	36,104	2.05 to 0.45	1.29	(37.57)	to (38.57)
	2007	4,118	19.87	to 18.63	71,822	2.05 to 0.45	1.16	4.51	to 2.84

Ultra Short Term Bond Trust Series I	2011	255	12.39	to 12.27	3,160	1.55 to 0.80	2.66	(0.67)	to (1.41)
	2010	54	12.47	to 12.44	677	1.55 to 0.80	1.41	(0.20)	to (0.47)

Ultra Short Term Bond Trust Series II	2011	10,258	12.42	to 12.12	125,370	2.10 to 0.35	1.98	(0.43)	to (2.15)
	2010	2,854	12.47	to 12.38	35,418	2.10 to 0.35	1.17	(0.23)	to (0.95)

Utilities Trust Series I	2011	987	23.06	to 22.70	20,484	1.90 to 0.45	3.51	6.17	to 4.65
	2010	1,163	21.72	to 21.69	22,951	1.90 to 0.45	2.23	13.41	to 11.78
	2009	1,410	19.40	to 19.15	24,792	1.90 to 0.45	4.66	33.17	to 31.25
	2008	1,675	14.78	to 14.38	22,339	1.90 to 0.45	2.42	(38.92)	to (39.81)
	2007	2,640	24.56	to 23.54	58,247	1.90 to 0.45	1.91	26.83	to 24.99

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Utilities Trust Series II	2011	819	$35.01	to $31.6	$25,253	2.05% to 0.45%	3.47%	6.10%	to 4.42%
	2010	908	32.99	to 30.27	26,637	2.05 to 0.45	2.11	13.11	to 11.32
	2009	1,087	29.17	to 27.19	28,487	2.05 to 0.45	4.54	32.87	to 30.76
	2008	1,290	21.95	to 20.79	25,714	2.05 to 0.45	2.18	(39.01)	to (39.98)
	2007	1,984	35.99	to 34.64	65,472	2.05 to 0.45	1.64	26.53	to 24.51

Value Opportunities	2011	111	62.26	to 16.14	3,696	1.90 to 1.40	0.22	(3.90)	to (4.38)
	2010	143	64.78	to 16.88	4,893	1.90 to 1.40	0.36	26.71	to 26.08
	2009	167	51.13	to 13.39	4,610	1.90 to 1.40	0.49	26.46	to 25.83
	2008	225	40.43	to 10.64	4,838	1.90 to 1.40	0.49	(41.03)	to (41.33)
	2007	299	68.56	to 18.13	11,280	1.90 to 1.40	0.12	(2.42)	to (2.91)

Value Trust Series I	2011	4,433	24.63	to 18.51	88,764	1.90 to 0.45	1.06	0.53	to (0.92)
	2010	5,104	24.50	to 18.68	104,428	1.90 to 0.45	0.98	21.67	to 19.92
	2009	5,781	20.14	to 15.58	99,043	1.90 to 0.45	1.36	40.55	to 38.52
	2008	4,528	14.33	to 11.25	67,974	1.90 to 0.45	1.00	(41.14)	to (41.99)
	2007	5,824	24.34	to 19.39	154,363	1.90 to 0.45	1.33	7.73	to 6.17

Value Trust Series II	2011	1,384	23.91	to 21.96	26,358	2.05 to 0.45	0.84	0.38	to (1.21)
	2010	1,628	24.20	to 21.88	31,318	2.05 to 0.45	0.77	21.41	to 19.49
	2009	1,798	20.25	to 18.02	28,922	2.05 to 0.45	1.12	40.16	to 37.94
	2008	2,060	14.68	to 12.86	24,021	2.05 to 0.45	0.79	(41.22)	to (42.16)
	2007	2,511	25.39	to 21.87	50,705	2.05 to 0.45	1.00	7.52	to 5.80

(*)	These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.
(**)	These ratios, which are not annualized, represent the distributions from net investment income received by the subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccounts invest.
(***)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8.	Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME
October 1, 1997	NASL Variable Account	The Manufacturers Life Insurance Company of North America Separate Account A

October 1, 1997	North American Security Life Insurance Company	The Manufacturers Life Insurance Company of North America

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.) Separate Account A	John Hancock Life Insurance Company (U.S.A.) Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24. Financial Statements and Exhibits

	(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]

	(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(b)	Exhibits

(1)

(i)     Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H, incorporated by reference to Exhibit (1)(i) to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-70728, filed on January 2, 2002.

	(2)	Agreements for custody of securities and similar investments - NOT APPLICABLE.

	(3)	(i) Underwriting Agreement dated August 10, 1995, incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.

(ii)    Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

	(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(4)	(a)

(i)      Form of Specimen Flexible Payment Deferred Combination Fixed and Variable Annuity Contract, Non-Participating (VENTURE.100), incorporated by reference to Exhibit 24(b)(4)(a)(i) to this Registration Statement, File No. 333-162245, filed on September 30, 2009.

	(b)	(i) Form of Specimen Income Plus for Life Rider, incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement, File No. 333-70728, filed on April 28, 2008.

(ii) Form of Specimen Income Plus for Life-Joint Life Rider, incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement, File No. 333-70728, filed on April 28, 2008.

(iii)   Form of Specimen Annual Step Death Benefit Rider (BR010.10), incorporated by reference to Exhibit 24(b)(4)(b)(iii) to this Registration Statement, File No. 333-162245, filed on September 30, 2009.

(c)

(i)      Form of Specimen Endorsements to Contract (v7): (i) Individual Retirement Annuity Endorsement; (ii) Retirement Equity Act Endorsement; (iii) Tax-sheltered Annuity Endorsement; (iv) Qualified Plan Endorsement Section 401 Plans — Previously filed as Exhibit (b)(4)(ii)(B)(2) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

(ii) Form of Roth Individual Retirement Annuity Endorsement— Previously filed as Exhibit (b)(4)(ii)(F) to post-effective amendment no. 6 to Form N-4 (file no. 33-76162) filed March 1, 1999.

(5)	(a)	Form of Specimen Application for Flexible Payment Deferred Annuity Contract (APPVENIII0509), incorporated by reference to Exhibit 24(b)(5)(a) to this Registration Statement, File No. 333-162245, filed on September 30, 2009.

(6)	(i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6) to Registration Statement on Form S-6, File No. 333-41814, filed on July 20, 2000.

	(ii)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984, incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed on November 14, 1997.

	(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(iii) to Registration Statement, File No. 333-70728, filed on May 1, 2007.

	(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.)—Incorporated by reference to Exhibit A(6)(b) to the Registration Statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(v) to Post-Effective Amendment No. 20 to Registration Statement, File No. 333-70728, filed on May 1, 2007.

	(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit (b)(6)(vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed on November 8, 2010.

	(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by reference to Exhibit 24 (b) (6) (vii) to Post-Effective Amendment No. 35 to Registration Statement File No. 333-70728, filed November 8, 2010.

(7)		Contract of reinsurance in connection with the variable annuity contracts being offered—NOT APPLICABLE.

(8)		Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

(a)

(i)      CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]

(ii)     Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]

(b)

(i)      Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(b)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009.

(c)

(i)      Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

(ii)     Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(iii)   Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(9)		Opinion and Consent of Counsel as to the legality of the securities being registered, incorporated by reference to Exhibit 24(b)(9) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-162245, filed on October 16, 2009.

(10)		Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)		All financial statements omitted from Item 23, Financial Statements—NOT APPLICABLE.

(12)		Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners — NOT APPLICABLE.

(13)		Schedules of computation— Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

(14)		Financial Data Schedule—NOT APPLICABLE.

(15)

(i)      Powers of Attorney for James R. Boyle, Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen—incorporated by reference to Exhibit 24.(b)(15) to Post-Effective Amendment 1 to this Registration Statement, File No. 333-162245, filed on April 30, 2010.

(ii) Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(15)(ii) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-162245, filed August 2, 2010.

(iii) Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(15) to this Registration Statement, filed on May 2, 2011.

(iv) Power of Attorney for Marianne Harrison. [FILED HEREWITH]

Item 25. Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 9, 2012

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
James R. Boyle***	Chairman and President
Jonathan Chiel*	Executive Vice President and General Counsel
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Steven Finch*	Executive Vice President and Chief Financial Officer
Ruth Ann Fleming*	Director
James D. Gallagher*	Director and Executive Vice President
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Marianne Harrison†	Director and Executive Vice President
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director and Senior Vice President
Marc Costantini*	Executive Vice President
Peter Levitt**	Executive Vice President and Treasurer
Hugh McHaffie*	Executive Vice President
Kevin J. Cloherty*	Senior Vice President
Michael Doughty††††	Executive Vice President
Peter Gordon***	Senior Vice President
Allan Hackney*	Senior Vice President and Chief Information Officer
David Longfritz*	Senior Vice President and Chief Marketing Officer
Gregory Mack*	Senior Vice President
Lynne Patterson*	Senior Vice President
Craig R. Raymond*	Senior Vice President, Chief Actuary, and Chief Risk Officer
Diana L. Scott*	Senior Vice President
Alan R. Seghezzi***	Senior Vice President
Tony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
John C. S. Anderson***	Vice President
Roy V. Anderson*	Vice President
Arnold Bergman*	Vice President
Stephen J. Blewitt***	Vice President
Robert Boyda*	Vice President
John E. Brabazon***	Vice President and Chief Financial Officer, Investments
Bob Carroll*	Vice President
Joseph Catalano†	Vice President
Brian Collins†	Vice President
Art Creel*	Vice President
John J. Danello*	Vice President
Anthony J. Della Piana***	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Edward Eng**	Vice President
Paul Gallagher†††	Vice President
Ann Gencarella***	Vice President
Richard Harris**	Vice President and Appointed Actuary
John Hatch*	Vice President
Kevin Hill***	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 9, 2012

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Terri Judge†	Vice President
Roy Kapoor**	Vice President
Mitchell Karman***	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
David Kroach*	Vice President
Cynthia Lacasse***	Vice President
Denise Lang**	Vice President
Robert Leach*	Vice President
Scott Lively*	Vice President
Robert F. Lussky, Jr.*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John Maynard†	Vice President
Janis K. McDonough***	Vice President
Scott A. McFetridge***	Vice President
William McPadden***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Peter J. Mongeau†	Vice President
Steven Moore**	Vice President
Scott Morin*	Vice President
Curtis Morrison***	Vice President
Tom Mullen*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
James O’Brien†	Vice President
Frank O’Neill*	Vice President
Jacques Ouimet†	Vice President
Gary M. Pelletier***	Vice President
David Plumb†	Vice President
Krishna Ramdial**	Vice President, Treasury
S. Mark Ray***	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Mark Rizza*	Vice President
Andrew Ross**	Vice President
Thomas Samoluk*	Vice President
Martin Sheerin*	Vice President
Gordon Shone*	Vice President
Rob Stanley*	Vice President
Yiji S. Starr*	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries**	Vice President
Karen Walsh*	Vice President
Linda A. Watters*	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 9, 2012

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Joseph P. Welch†	Vice President
Jeffery Whitehead*	Vice President
Henry Wong***	Vice President
Randy Zipse***	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2011 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES — December 31, 2011

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
38%
John Hancock Investment Management Services, LLC (Delaware)
57%
5%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Declaration Management & Research LLC (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
NAL Resources Management Limited (Canada)
Manulife Bank of Canada (Canada)
Manulife Canada Ltd. (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Holdings Limited (England)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
PT Asuransi Jiwa Manulife Indonesia (1) (Indonesia)
95%
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
95.1%
99.9999%
Manulife Asset Management (Thailand) Company Limited (Thailand)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
58.72%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management (Malaysia) Sdn Bhd (Malaysia)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.

As of March 31, 2012, there were 3,354 qualified contracts and 1,880 non-qualified contracts of the series offered hereby outstanding.

Item 28. Indemnification.

Article XIV of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steven Finch***, Lynne Patterson*, Alan Seghezzi***, Christopher Walker** and Karen Walsh*) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30. Location of Accounts and Records.

All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31. Management Services.

None.

Item 32. Undertakings.

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 30th day of April, 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (Depositor)

By:	/s/ James R. Boyle
James R. Boyle Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ James R. Boyle
James R. Boyle Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 30th day of April, 2012.

Signature	Title

/s/ James R. Boyle James R. Boyle	Chairman and President (Principal Executive Officer)

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Ruth Ann Fleming	Director

* James D. Gallagher	Director

* Marianne Harrison	Director

* Scott S. Hartz	Director

* Rex Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

*/s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	Senior Counsel—Annuities

EXHIBIT INDEX

ITEM NO.	DESCRIPTION
24(b)(10)	Consent of Independent Registered Public Accounting Firm
24(b)(15)(iv)	Power of Attorney for Marianne Harrison